Building F and Amenities Building

LEASE
BY AND BETWEEN
Santa Clara Campus Property Owner I LLC,
a Delaware limited liability company
as Landlord
and
Palo Alto Networks, Inc.,
a Delaware corporation
as Tenant
May 28, 2015

Building F and Amenities Building

i

Building F and Amenities Building

Building F and Amenities Building

Building F and Amenities Building

Building F and Amenities Building

LEASE
THIS LEASE, dated May 28, 2015 for reference purposes only, is made by and between SANTA CLARA CAMPUS PROPERTY OWNER I LLC, a Delaware limited liability company (“Landlord”) and PALO ALTO NETWORKS, INC., a Delaware corporation [NYSE:PANW] (“Tenant”), to be effective and binding upon the parties as of the date the last of the designated signatories to this Lease shall have executed this Lease (the “Effective Date of this Lease”).
ARTICLE 1
REFERENCE
1.1    References. All references in this Lease (subject to any further clarifications contained in this Lease) to the following terms shall have the following meaning or refer to the respective address, person, date, time period, amount, percentage, calendar year or fiscal year as below set forth:

Tenant’s Representative:	Fayez Jangda
Phone Number:	[Redacted]
Landlord’s Representative:	Henry Bullock/Richard Holmstrom
Phone Number:	[Redacted]
Targeted Commencement Date:	May 1, 2017
Intended Term:	One hundred thirty-two (132) months
Lease Expiration Date:
One hundred thirty-two (132) months from the Lease Commencement Date (defined in Paragraph 2.3 below), unless earlier terminated by Landlord in accordance with the terms of this Lease, or extended by Tenant pursuant to Article 15. Notwithstanding the foregoing or any other provision of this Lease, if the Lease Commencement Date is other than the first calendar day of a calendar month, then the Lease Expiration Date shall be one hundred thirty-two (132) months from the last calendar day of the calendar month in which the Lease Commencement Date occurs (unless earlier terminated by Landlord in accordance with the terms of this Lease, or extended by Tenant pursuant to Article 15).

Options to Extend:	Three (3) option(s) to extend, each for a term of six (6) years.

Building F and Amenities Building

First Month’s Prepaid Rent:	None
Tenant’s Security Deposit:	None
Late Charge Amount:	Four Percent (4%) of the Delinquent Amount
Tenant’s Required Liability Coverage:	$5,000,000 Combined Single Limit
Tenant’s Broker:	Cornish & Carey Commercial, dba Newmark
Cornish & Carey
Landlord’s Broker:	Colliers International
Project:
That certain real property situated in the City of Santa Clara, County of Santa Clara, State of California, identified as Assessor’s Parcel Nos.:

(1) 216-31-084, with a current street address of 3355 Scott Boulevard (shown on the Parcel Map as “Parcel A” and on the Site Plan as “Building A”),

(2) 216-31-085, with a current street address of 3325 Scott Boulevard (shown on the Parcel Map as “Parcel B” and on the Site Plan as “Building B and Building D”),

(3) 216-31-086, with a current street address of 3315 Scott Boulevard (shown on the Parcel Map as “Parcel C” and on the Site Plan as “Building C”),

(4) 216-31-082, with a street address to be assigned by the City of Santa Clara (shown on the Parcel Map as “Parcel D” and on the Site Plan as “Building E, Building F, and a portion of Building H”),

(5) 216-31-083, with a street address to be assigned by the City of Santa Clara (shown on the Parcel Map as “Parcel E” and on the Site Plan as “Parking Structure - P1”), and

(6) 216-31-077[1], with a current street address of 3535 Garrett Drive (shown on the Parcel Map as

______________
1 As of the Effective Date of this lease, APN 216-31-077 is under contract to be purchased by Landlord, with close of escrow expected to occur as provided in Paragraph 16.6 of this Lease.

Building F and Amenities Building

“Parcel 2” and on the Site Plan as “Building G,” “Parking Structure - P2” and a portion of “Building H”).

which real property is shown on the current parcel map attached hereto as Exhibit A-1 (the “Parcel Map”) and on the preliminary Site Plan attached hereto as Exhibit A-2 (the “Site Plan”). The Parcel Map and the Site Plan are subject to approval by the City of Santa Clara and any other governmental or quasi-governmental agencies with jurisdiction (being collectively defined for such purposes as the “City”). The Site Plan attached hereto as Exhibit A-2 has been approved by Landlord and Tenant and Landlord will not initiate any proposed changes thereto without Tenant’s consent, which may be withheld in Tenant’s reasonable discretion. Landlord shall use its best efforts to obtain the City’s approval of the Site Plan without additional changes, but Tenant hereby consents to City-required changes to the Site Plan, if any, unless the same constitute Material Site Plan Changes; and Tenant’s reasonable consent shall be required for any Material Site Plan Changes. As used herein, “Material Site Plan Changes,” means changes which result in the Site Plan (i) not reflecting Buildings E, F, and H in generally the same locations surrounding a large, outdoor courtyard which courtyard shall have materially the same size and configuration as shown on Exhibit A-4, and including a basketball court, amphitheater, outdoor seating areas, and load docks, (ii) materially and adversely impacting Tenant’s ability to use such courtyard and amenities located therein or (iii) an aggregate reduction of the rentable square footage of the Buildings and Building E in excess of 13,000 rentable square feet. Landlord is in the process of adjusting the Parcel Map, with the objective of finalizing the Parcel Map and obtaining approval of the it and the Site Plan by the City, such that the final Site Plan will be the same as the Site Plan attached hereto as Exhibit A-2, and the Parcel Map will be substantially as set forth on Exhibit A-3 (the “Target Parcel Map”). Landlord shall use commercially reasonable efforts to obtain all necessary approvals for and file or record the final Parcel Map in a form substantially consistent with

Building F and Amenities Building

the Target Parcel Map at Landlord’s sole cost and expense as soon as reasonably practicable. Tenant acknowledges that interim lot line adjustments and parcel mergers will be required prior to finalizing the Parcel Map. Landlord will provide Tenant with copies of all lot line adjustments, parcel mergers, tentative maps and final maps concurrently with their submission to the City of Santa Clara; provided, however, that Tenant’s consent to any of the foregoing will not be required so long as the Required Conditions are satisfied.

After the final Parcel Map has been approved and recorded, Landlord and Tenant agree to enter into an amendment to this Lease setting forth the final definitions of the Property and the Project (e.g., replacing the Site Plan and the Parcel Map with the final versions thereof, assigning the revised Assessor’s Parcel Numbers and street addresses, etc.).

Construction will commence on the Buildings, Parking Structure – P1 and Building E after the Effective Date of this Lease. Building D, Building G, and Parking Structure – P2 have not yet been constructed and Landlord may elect not to construct them; provided however that (i) if Tenant exercises the Expansion Option pursuant to and in accordance with Article 16 below, or (ii) if Tenant exercises its right of first refusal pursuant to and in accordance with Article 16 below and such right of first refusal and the Acceptable Proposal (as defined in Article 16) to which the right of first refusal relates contain an obligation for Landlord to construct Building G and Parking Structure – P2, then Landlord will be obligated to construct Building G and Parking Structure – P2 as provided in Article 16. Landlord reserves the right to adjust the boundaries of the Project at any time, provided that the Required Conditions are satisfied. The Site Plan and Landlord’s proposed adjustments to the applicable Assessor’s Parcel Map are subject to approval by the City of Santa Clara and acquisition of “Parcel 2” - 3535 Garrett Drive (which Parcel is currently under binding contract to be purchased by Landlord).

Building F and Amenities Building

Property:
The term “Property” means that certain legal parcel of real property (currently identified as Assessor’s Parcel Nos. 216-31-82 and a portion of Assessor’s Parcel 216-31-0772), on which will be situated Building E, Building F, Building H and the Exclusive Use Area (subject to footnote 3 on the following page), substantially as delineated on the Site Plan and the Target Parcel Map. The Property may consist of more than one legal parcel, so long as no portion of the Property is shared with any other Project tenant(s). As noted above, Landlord is currently in the process of adjusting the boundaries of the legal parcels comprising the Property (which may also entail obtaining different Assessor’s Parcel Numbers) and reserves the right to adjust the boundaries of the Property at any time, provided that the Required Conditions are satisfied. Upon completion and City approval of the Target Parcel Map, the Property will have situated upon it Building F and the entirety of Amenities Building H, and Building E will be situated on its own, separate legal parcel.

Building F:
That certain building to be constructed on the Property as shown outlined on the Site Plan as “Building F” (“Building F”), which Building is estimated to contain approximately 310,000 rentable square feet of space (+/-5,000 rentable square feet), which rentable square footage will be determined in accordance with this Lease by utilizing the Building Owners and Managers Association International Single Tenant Full Building Standard Method for Measuring Floor Area in Office Buildings ANSI Z65-1-1996, pages 10 and 11 (the “BOMA Method”).

Amenities Building H:
That certain building to be constructed on the Property (and on what is currently a portion of the parcel listed above as Assessor’s Parcel No. 216-31-077 and the parcel listed above as 216-31-082), with a street address to be assigned by the City of Santa Clara (the “Amenities Building H”), which Building is shown outlined on the Site Plan (and denoted thereon as “Building H”), estimated to contain approximately 30,000 rentable square feet

______________ [2] See footnote no. 1.

Building F and Amenities Building

of space, which rentable square footage will be determined in accordance with this Lease by the BOMA Method. As part of the process of adjusting the Parcel Map referred to above, Landlord shall submit an application for a lot line adjustment (the “Amenities Building Lot Line Adjustment”) to cause Amenities Building H3 The basketball court as shown on the Site Plan will ultimately straddle the Property and the adjacent property and will be primarily located on the adjacent property. to fall entirely within the boundaries of the Property (as adjusted).

Buildings:	Building F and Amenities Building H.
Other Buildings:
(a) Those certain buildings currently constructed in the Project (but outside the Property) commonly known as 3355 Scott Boulevard (“Building A”), containing approximately 144,790 rentable square feet of space, 3325 Scott Boulevard (“Building B”), containing approximately 157,729 rentable square feet of space, and 3315 Scott Boulevard (“Building C”), containing approximately 157,205 rentable square feet of space, and, for purposes of this Lease, agreed to contain said number of rentable square feet, and

(b)(i) That certain building to be constructed in the Project (but outside the Property) with a street address to be assigned by the City of Santa Clara, and denoted on the Site Plan as “Building D” (“Building D”), containing approximately 245,000 rentable square feet of space, (ii) that certain building to be constructed on the Property with a street address to be assigned by the City of Santa Clara, and denoted on the Site Plan as “Building E” (“Building E”), containing approximately 290,000 rentable square feet of space (+/- 5,000 rentable square feet), as more particularly set forth in the Building E Lease, and (iii) that certain building to be constructed on the Project (but outside the Property) after Tenant exercises the Expansion Option (or its right of first refusal if applicable as described in the definition of “Project” above) pursuant to and in accordance with Article 16 below, which will have a street address to be assigned by the City of Santa Clara (the “Building G”), which Building is shown outlined on the Site

______________ [3] The basketball court as shown on the Site Plan will ultimately straddle the Property and the adjacent property and will be primarily located on the adjacent property.

Building F and Amenities Building

Plan (and denoted thereon as “Building G”), currently estimated to contain approximately 300,000 (but not greater than 310,000) rentable square feet of space, which rentable square footage will be determined in accordance with this Lease by utilizing the BOMA Method.

(b)(ii) such other buildings as may be built on the Project from time to time. As noted above, Landlord is not obligated to construct Building G (except as and to the extent provided in Article 16 below). In addition, if Tenant does not elect its Expansion Option pursuant to Article 16 below, Landlord shall have the right to redesign Building G, reconfigure its location, or elect not to build it, subject to satisfaction of the Required Conditions.

Building E Lease:	That certain Lease dated as of the date of this Lease, entered into by and between Landlord and Tenant for the entirety of Building E (the “Building E Lease”).
Building E Premises:	The premises leased by Tenant pursuant to the Building E Lease (the “Building E Premises”).
Bridge Space Lease:	That certain Lease dated as of the date of this Lease, entered into by and between Landlord and Tenant for approximately 121,953 rentable square feet of space in Building B (the “Bridge Space Lease”).
Building G Lease:	The term “Building G Lease” is defined in Paragraph 16.1 below.
Exclusive Use Areas:	The “Exclusive Use Areas” shall mean the areas denoted on Exhibit A-4 as “Exclusive Use Areas.”
Common Areas:
The “Common Areas” shall mean the areas within the Project exterior to the Buildings and the Other Buildings not reserved for the exclusive use of Landlord, Tenant or any other tenant, including, without limitation, plazas, walkways, private roadways, loading docks, parking areas, parking structures, and landscaped areas. Until the Site Plan and Target Parcel Map have been finalized and approved by the City, Landlord reserves the right to make changes to the Common Areas as it deems reasonably necessary; provided, however, that from

Building F and Amenities Building

and after the date that the Site Plan and Target Parcel Map have been finalized and approved by the City, Landlord may not make changes to the Exclusive Use Areas except to the extent required by Law (including a governmental agency). Common Areas shall not include the interior of any Other Buildings. The Common Areas shall include the Exclusive Use Areas and all portions of the Project exterior to the Buildings, unless expressly limited to a smaller area (e.g., to the Common Areas of the Property).

Parking:
With respect to the Leased Premises, Tenant shall be entitled to utilize 3.3 unreserved and unassigned parking spaces for each 1,000 net rentable square feet within Building F (as the same may change from time to time in accordance with the terms of this Lease or an amendment hereto), such spaces to be located in the parking area of the Common Areas. Parking is provided to Tenant by Landlord without additional charge for the entire Lease Term including any extension periods. Tenant shall have certain exclusive parking rights as described in Paragraph 4.5 below (and in Paragraph 16.1 below, if applicable). All spaces to which Tenant has exclusive parking rights shall count toward Tenant’s overall parking allocation as described in the first sentence of this definition

Required Conditions:	The term “Required Conditions” is defined in Paragraph 2.2(a) below).
HVAC:	Heating, ventilating, and/or air conditioning.
Leased Premises:
The Buildings, and all interior space located within the Buildings and shown on the floor plan attached hereto as Exhibit B, estimated to contain approximately 340,000 rentable square feet (+/- 8,000 rentable square feet), which rentable square footage will be determined by utilizing the BOMA Method. Within thirty (30) days after the Lease Commencement Date, Landlord will cause the Leased Premises to be measured in accordance with the BOMA Method and Paragraph 2.1(b) below, and the resulting rentable square footage shall thereafter be the rentable square footage of the Leased Premises for all purposes under this Lease;

Building F and Amenities Building

provided, however, that, except with respect to changes in the Site Plan approved or deemed to be approved by Tenant, in no event shall the rentable square footage of the Leased Premises be less than 305,000 nor more than 315,000 rentable square feet with respect to Building F, or less than 27,000 nor more than 33,000 rentable square feet with respect to Amenities Building H.

Work Letter:	The term “Work Letter” shall mean the Work Letter attached as Exhibit C to and made a part of this Lease, the terms and provisions of which are hereby incorporated into this Lease.
Construction Period:
The term “Construction Period” shall mean the period from the Effective Date of this Lease to the date that Landlord delivers the Leased Premises to Tenant with the Landlord Work Substantially Complete, regardless of the occurrence of any Tenant Delay and without regard to the effect of any provision of this Lease pursuant to which the date of Substantial Completion of the Landlord Work is deemed to occur in advance of its actual occurrence.

Tenant’s Building Share:
The term “Tenant’s Building Share” shall mean the percentage obtained by dividing the rentable square footage of the Leased Premises at the time of calculation by the rentable square footage of the Buildings at the time of calculation. Such percentage shall be 100% for all purposes under this Lease, unless otherwise agreed in a written amendment to this Lease signed by Landlord and Tenant.

Tenant’s Project Share:
The term “Tenant’s Project Share” shall mean the percentage obtained by dividing the rentable square footage of the Leased Premises at the time of calculation by the rentable square footage of the Buildings and the Other Buildings (excluding Building D, Building G, and any other Building not yet constructed, unless and until each such Building is completely constructed and ready for occupancy) at the time of calculation. Such percentage is currently 31.20%. In the event that any portion of the Project is sold by Landlord, or if new improvements are constructed on the Project (e.g.,

Building F and Amenities Building

Building D, Building G, or other improvements), or if the rentable square footage of the Leased Premises, the Buildings, or the Other Buildings is otherwise changed (other than by mere re-measurement after the determination of the rentable square footage pursuant to Paragraph 2.1(b) below), Tenant’s Project Share shall be recalculated to equal the percentage described in the first sentence of this paragraph, so that the aggregate Tenant’s Project Share of all tenant space in the Project shall equal 100% (calculated as if the Buildings and the Other Buildings were fully occupied). Landlord and Tenant agree that any mere re-measurement after the determination of the rentable square footage pursuant to Paragraph 2.1(b) below (as opposed to an actual physical change) shall not result in a change in rentable square footage.

Tenant’s Amortization Payment:
As used herein, the term “Tenant’s Amortization Payment” shall mean the amount (as such amount may vary from time to time as new items are amortized and amortization periods expire) of the monthly amortization payments being paid by Tenant to Landlord pursuant to this Lease.

Standard Interest Rate:
The term “Standard Interest Rate” shall mean the greater of (a) 6%, or (b) the sum of that rate quoted by Wells Fargo Bank, N.T. & S. A., from time to time as its prime rate, plus two percent (2%), but in no event more than the maximum rate of interest not prohibited or made usurious.

Default Interest Rate:	The term “Default Interest Rate” shall mean the Standard Interest Rate, plus five percent (5%), but in no event more than the maximum rate of interest not prohibited or made usurious.
Base Monthly Rent:	The term “Base Monthly Rent” shall mean the following:

Period	Base Monthly Rent per rentable square foot*	Base Monthly Rent**
Months 1-12	$0.00	$0.00 (abated)

Building F and Amenities Building

Months 13- 24	$3.02	$1,025,440.00
Months 25- 36	$3.11	$1,056,203.20
Months 37- 48	$3.18	$1,079,967.77
Months 49- 60	$3.24	$1,101,567.13
Months 61- 72	$3.30	$1,123,598.47
Months 73- 84	$3.37	$1,146,070.44
Months 85- 96	$3.44	$1,168,991.85
Months 97- 108	$3.51	$1,192,371.69
Months 109- 120	$3.58	$1,216,219.12
Months 121- 132	$3.65	$1,240,543.50

*Rounded
**Based upon the Leased Premises containing 340,000 rentable square feet of space, and subject to measurement as described in the “Leased Premises” definition above and adjustment.

Permitted Use:	General office, research and development, electronics laboratories, and other legal uses ancillary thereto, to the extent all such uses are in compliance with all Laws and Restrictions.
GAAP:	The term “GAAP” shall mean United States generally accepted accounting principles.
Exhibits:	The term “Exhibits” shall mean the Exhibits of this Lease which are described as follows:
Lease which are described as follows:

Building F and Amenities Building

Exhibit A-1 –Parcel Map
Exhibit A-2 – Site Plan
Exhibit A-3 – Target Parcel Map
Exhibit A-4 – Exclusive Use Area
Exhibit A-5 – Bicycle Storage Area
Exhibit A-6 – PAN Visitor Parking Spaces
Exhibit B – Floor Plan
Exhibit C – Work Letter
Exhibit D – Exclusive Use Area Conceptual Plan
Exhibit E – Lease Commencement Date Certificate
Exhibit F – Lump Sum Payment Amendment
Exhibit G – Building Signage Exhibit
Exhibit H – Landlord Signage Illustration
Exhibit I – Rules and Regulations
Exhibit J-1 – Subordination, Non-Disturbance and Attornment Provisions (Current Financing)
Exhibit J-2 – Subordination, Non-Disturbance and Attornment Provisions (Future Financing)
Exhibit K – Form of Tenant Estoppel Certificate
Exhibit L – Amortization Categories and Periods
Exhibit M – Existing Superior Rights
ARTICLE 2
LEASED PREMISES, TERM AND POSSESSION

2.1    Demise Of Leased Premises.
(a)Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the Lease Term and upon the terms and subject to the conditions of this Lease, the Leased Premises.
(b)The rentable square footage of the Leased Premises shall be re-measured within thirty (30) after the Commencement Date utilizing the BOMA Method. A copy of the letter or report from Landlord’s architect or engineer setting forth its calculation of the actual rentable square footage of the Leased Premises, together with all documentary support therefor, shall be furnished to Tenant (the “Preliminary Notice of Re-determination of RSF”). If Tenant does not object in writing to the Preliminary Notice of Re-determination of RSF within 10 business days of Landlord’s delivery thereof, the Preliminary Notice of Re-determination of RSF shall be considered the Notice of Re-determination of RSF. If, however, Tenant delivers to Landlord written notice of its objection to the square footage set forth in the Preliminary Notice of Re-determination of RSF within such 10 business day period, Landlord’s architect and an architect selected by Tenant and reasonably acceptable to Landlord for this purpose shall meet and attempt to reach agreement on the correct measurement within 10 days thereafter, utilizing

Building F and Amenities Building

the BOMA Method. If Landlord’s architect and Tenant’s architect are unable to reach agreement in such 10 day period, the two architects shall select a third architect reasonably acceptable to both parties who shall determine the correct measurement, utilizing the BOMA Method, within 10 days of its selection. The determination by the architects shall be evidenced by a notice to both parties setting forth the correct measurement of the Premises (the “Notice of Re-determination of RSF”).
2.2    Common Areas, Exclusive Use Area, and Bicycle Storage Area.
(a)As an appurtenant right to Tenant’s lease of the Leased Premises, Tenant shall have the right to use the Common Areas in conjunction with its use of the Leased Premises solely for the purposes for which they were designed and intended and for no other purposes whatsoever. Tenant’s right to so use the Common Areas shall be subject to the limitations on such use as set forth in Article 1 and shall terminate concurrently with any termination of this Lease. Further, Landlord shall have the right, from time to time, to reconfigure the Common Areas or modify the size of the Common Areas, subject to the satisfaction of the Required Conditions. As used in this Lease, a satisfaction of the “Required Conditions” means the satisfaction of each of the following conditions and criteria as a condition precedent to the referenced action or event: (i) Tenant’s access to the Leased Premises is not materially adversely affected thereby, (ii) Tenant’s parking allocation under Article 1 hereof is not reduced thereby and Tenant’s exclusive parking (including Tenant’s Allocated EV Parking Spaces as defined in Paragraph 4.5 below) shall be unaffected and unchanged, (iii) Tenant’s right to the Exclusive Use Areas described in Paragraph 2.2(b) below shall not be reduced or otherwise affected, (iv) Tenant rights to comparable and similarly located bicycle storage areas as contemplated by Paragraph 2.2(c) below shall not be diminished, (v) once the adjustments to the Parcel Map have been completed and the final Site Plan and Parcel Map have been approved by the City, the Property must constitute one or more separate legal parcels that do not include any other land; (vi) no buildings (or additions to existing buildings) can be constructed on the Property other than Building G and Parking Structure - P2, (vi) there shall be no material interference with Tenant’s use of the Leased Premises, provided, however, that Tenant agrees that interference caused by the construction of Building G and Parking Structure – P2 shall not constitute interference for purposes of this Lease so long as Landlord uses standard construction practices designed to minimize interference with Tenant’s use of the Leased Premises during such construction; (vii) Tenant’s obligations under this Lease shall not be materially increased and Tenant’s rights under this Lease shall not be materially decreased; (viii) Tenant’s signage rights set forth in Paragraph 4.6 below shall not be diminished, (ix) Landlord shall not enter into any Private Restrictions that would (a) require approvals or consents by any person or entity (including any owner’s association) other than governmental authorities with respect to alterations or improvements to the Exclusive Use Areas, Tenant’s use of the Exclusive Use Areas, or Tenant’s initial signage installations or (b) impose any use restrictions on the Leased Premises or the Exclusive Use Areas that would limit Tenant’s rights under this Lease in any material respect.
(b)So long as Tenant is leasing the entirety of the Buildings and Building E:
(i)Tenant will have exclusive use of Exclusive Use Areas and Tenant may use the Exclusive Use Areas for any purpose permitted under applicable Laws and

Building F and Amenities Building

Restrictions so long as such use is not immoral and does not interfere with the occupancy of any tenants of the Other Buildings; provided, however, that if Tenant expands into Building G pursuant to Paragraph 16.1 below and at any point thereafter fails to lease the entirety of Building G, then Tenant shall no longer have exclusive use of the Exclusive Use Area, which shall at that point be shared with Building G and the tenants or other occupants thereof (the “Building G Users”). In that event, the Building G Users shall be entitled to use the Exclusive Use Area, but not the improvements in the Exclusive Use Area which are built and paid for solely by Tenant. So long as Tenant is leasing the entirety of Building G, and the Buildings and Building E, Tenant will also have exclusive control of the Exclusive Use Areas (subject to the foregoing use restrictions); and
(ii)subject to the provisions of the Work Letter or Paragraph 6 of this Lease, as applicable, Tenant may make such alterations and improvements to the Exclusive Use Areas as Tenant may desire consistent with the Project aesthetics, subject to obtaining Landlord’s prior written approval which shall not be unreasonably withheld, conditioned, or delayed; provided, however, that from and after the date that Tenant has exercised its Expansion Right or has otherwise committed to lease Building G, during any period that Tenant is also leasing the entirety of Building G, Landlord’s prior written approval shall not be required.
Landlord hereby approves the alterations and uses shown on the conceptual plan for the Exclusive Use Areas attached hereto as Exhibit D.
(c)In addition, prior to the Lease Commencement Date, Landlord will install a secured bicycle storage area to be mutually agreed to by Landlord and Tenant in Parking Structure – P1 or elsewhere in the Common Areas of the Property to store bicycles used by Tenant’s employees and visitors located in an area shown on Exhibit A-5 (the “Bicycle Storage Area”). If Landlord elects to relocate the Bicycle Storage Area, then any such relocated area shall be subject to Tenant’s prior written approval, which approval shall not be unreasonably withheld, and must be within reasonable walking distance to the Buildings and Building E. No rent is payable by Tenant for the bicycle storage during the Lease Term (as the same may be extended).
2.3    Lease Commencement Date And Lease Term. The term of this Lease shall begin, and the Lease Commencement Date shall be deemed to have occurred, on the latest of (a) the Substantial Completion of the Parking Structure-P1 and Landlord’s Work, (b) six (6) months after the later of November 1, 2016 and the date that Landlord has delivered the Leased Premises to Tenant in the Required Delivery Condition as defined in Paragraph 2.4(a) below and (c) the Lease Commencement Date under the Building E Lease (such later date, the “Lease Commencement Date”); provided, however, that the Lease Commencement Date is subject to advancement for Tenant Delays (as defined in the Work Letter), and subject to extension for Landlord Delays as defined in the Work Letter. The term of this Lease shall in all events end on the Lease Expiration Date (as set forth in Article 1, as the same may be extended pursuant to Article 15 below). The Lease Term shall be that period of time commencing on the Lease Commencement Date and ending on the Lease Expiration Date (the “Lease Term”). Promptly after the Lease Commencement Date has been determined, Landlord and Tenant shall execute and deliver a Lease Commencement Date Certificate in the form of Exhibit E attached hereto.

Building F and Amenities Building

Notwithstanding the foregoing, Tenant shall have the right to extend the Lease Commencement Date for up to ninety (90) days as needed for Tenant to complete the Tenant Improvements, prepare the Leased Premises for occupancy and relocate to the Leased Premises.
2.4    Delivery Of Possession.
(a)Landlord shall construct the Buildings pursuant to Paragraph 1 of the Work Letter and deliver the Leased Premises to Tenant on the date (the “Delivery Date”) that the Required Delivery Condition has been achieved. As used herein, the term “Required Delivery Condition” means (i) the steel structure has been constructed, (ii) the concrete slab and decks have been poured, and (iii) fireproofing is complete. Landlord shall cause the Required Delivery Condition to be achieved by November 1, 2016 (as such date may be extended due to Tenant Delays and up to ninety (90) days of Force Majeure). If Landlord is unable to so deliver possession of the Leased Premises to Tenant in the agreed condition on or before the such date (as extended, if applicable), Landlord shall not be in default under this Lease, nor shall this Lease be void, voidable or cancelable by Tenant until the lapse of a delivery grace period of one hundred twenty (120) days after such date (as extended, if applicable). If Landlord is unable to deliver possession of the Leased Premises in the agreed condition to Tenant within the described delivery grace period (including any extension thereof by reason of Tenant Delays and up to ninety (90) days of Force Majeure), then Tenant shall be entitled to terminate this Lease by written notice delivered to Landlord within ten (10) days after the expiration of the delivery grace period (as extended, if applicable), and in no event shall Landlord be liable in damages to Tenant for such delay except as provided in Paragraph 2.8(c) below.
(b)Tenant may elect to enter the Leased Premises from and after the Delivery Date (even if such Delivery Date occurs before November 1, 2016) for the sole purpose of constructing the Tenant Improvements (as defined in Paragraph 2.5 below) and installing its furniture, fixtures, and equipment; provided further that Tenant does not interfere with Landlord’s construction of the base Buildings and complies with all indemnification obligations under this Lease, subject to Paragraph 8.2(b) below.
(c)In addition, on or prior to May 1, 2017 (as such date may be extended due to Tenant Delays and up to ninety (90) days of Force Majeure), Landlord shall deliver possession of the Leased Premises “Substantially Complete,” defined herein to mean (i) the Landlord’s Work has been substantially completed in accordance with the Final Base Building Plans (as defined in the Work Letter) and the City of Santa Clara shall have signed off on the building permit for the Building, but for minor punch list items, (ii) all Warm Shell Components (as defined in the Work Letter), the structural elements of the Leased Premises and the Buildings, and the foundations of the Buildings, are in good working order and repair, (iii) all improvements needed for the Buildings (excluding the Leased Premises) and the Common Areas to be in compliance with all Laws and Restrictions, including the Santa Clara Building Code and the Americans With Disabilities Act have been completed, (iv) Parking Garage – P1 and the exterior parking spaces required by this Lease shall have been completed, (v) the elevators and stairwells and associated mechanical, engineering, and plumbing shall have been substantially completed, (vi) all scaffolding shall have been removed from the Building and (vii) Landlord has obtained a Certificate of Substantial Completion, AIA Document G704, executed by the RMW Architecture

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& Interiors (“Landlord’s Architect”), with respect to the Landlord’s Work. If Landlord is unable to so deliver possession of the Leased Premises to Tenant in the agreed condition on or before the such date (as extended, if applicable), Landlord shall not be in default under this Lease, nor shall this Lease be void, voidable or cancelable by Tenant until the lapse of a delivery grace period of one hundred twenty (120) days such date (as extended, if applicable). If Landlord is unable to deliver possession of the Leased Premises in the agreed condition to Tenant within the described delivery grace period (including any extension thereof by reason of Tenant Delays and up to ninety (90) days of Force Majeure), then Tenant shall be entitled to terminate this Lease by written notice delivered to Landlord within ten (10) days after the expiration of the delivery grace period (as extended, if applicable), and in no event shall Landlord be liable in damages to Tenant for such delay except as provided in Paragraph 2.8(c) below.
(d)Any Tenant Delays shall serve to (1) extend the dates set forth in Paragraphs 2.4(a) and 2.4(c) above, and (2) advance the date upon which Substantial Completion of the Landlord’s Work and Parking Structure –P1, achievement of an affected milestone, or occurrence of the Delivery Date, shall be deemed to have occurred, in either case (1) or (2) on a day-for-day basis as provided in the Work Letter.
(e)Notwithstanding any other provision of this Lease or the Work Letter to the contrary, Tenant shall be responsible for payment of all utilities from and after the date Landlord delivers the Leased Premises Substantially Complete (the “Tenant Primary Work Period”). During the Tenant Primary Work Period, Tenant shall permit Landlord to access the Leased Premises for the purpose of punch list work, and commissioning and finalizing permits so long as such access does not unreasonably interfere with Tenant’s construction of the Tenant Improvements.
(f)In addition, if Tenant elects to occupy a portion of the Leased Premises for the conduct of Tenant’s business prior to the Lease Commencement Date, then Tenant shall be required to pay Monthly Base Rent and utilities with respect to such portion of the Leased Premises and to comply with all other provisions of this Lease (including but not limited to Article 9 below), but the Lease Commencement Date shall not occur until the date set forth in Paragraph 2.3 above; provided, however, that Tenant shall not elect to occupy the Leased Premises pursuant to this Paragraph 2.4(f) prior to Substantial Completion of the Landlord Work.
2.5    Performance Of Tenant Improvement Work; Acceptance Of Possession. Tenant shall, pursuant to the Work Letter, perform the work and make the installations in the Leased Premises substantially as set forth in the Work Letter (such work and installations hereinafter referred to as the “Tenant Improvements”). Upon accepting possession of the Substantially Complete Leased Premises, Tenant agrees that it will execute the Lease Commencement Date Certificate in the form of Exhibit E attached hereto, acknowledging that it has accepted the same and that the Leased Premises are in the condition called for under this Lease (including the Work Letter), subject to latent defects, and to the punch list items noted by Landlord’s architect or by the City of Santa Clara upon its sign-off on the building permit(s) for the Buildings.
2.6    Surrender Of Possession. Immediately prior to the expiration or upon the sooner termination of this Lease, Tenant shall remove all of Tenant’s signs from the exterior of the Buildings and shall remove all of Tenant’s Property (defined in Article 6 below) from within the

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Leased Premises and the Common Areas, and shall vacate and surrender the Leased Premises, the Buildings, the Common Areas, the Property, and the Project to Landlord in the same condition, broom clean, as existed following completion of the Tenant Improvements, reasonable wear and tear, damage caused by Landlord or Landlord’s employees, agents, contractors, or subcontractors (collectively with Landlord, the “Landlord Parties”), casualty, condemnation, alterations that Tenant is expressly permitted to surrender and repairs and replacements that are not Tenant’s responsibility, excepted. Tenant shall repair all damage to the Leased Premises, the exterior of the Buildings and the Common Areas caused by Tenant’s removal of Tenant’s Property. Additionally, to the extent that Landlord shall have notified Tenant in writing at the time the applicable improvements were consented to, that it desired to have certain Non-Standard Improvements made by Tenant removed at the expiration or sooner termination of this Lease, Tenant shall, upon the expiration or sooner termination of this Lease: (A) remove such Non-Standard Improvements, but only if they had been identified as Non-Standard Improvements by Landlord at the time consented to pursuant to Paragraph 6.1 below, and (B) repair all damage caused by such removal. If the Leased Premises, the Buildings, and the Exclusive Use Areas are not surrendered to Landlord in the condition required by this paragraph at the expiration or sooner termination of this Lease, Landlord may, at Tenant’s expense, so remove Tenant’s signs, property and/or improvements not so removed and make such repairs and replacements not so made or hire, at Tenant’s expense, independent contractors to perform such work. Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Leased Premises, the Buildings and the Exclusive Use Areas to the required condition, together with interest on all costs so incurred from the date paid by Landlord at the Default Interest Rate until paid. Tenant shall pay to Landlord the amount of all costs so incurred plus such interest thereon, within thirty (30) days of Landlord’s billing Tenant for same. Tenant shall not be required to remove its initial Tenant Improvements constructed pursuant to and in accordance with the Work Letter, except for the specific items identified for removal as Non-Standard Improvements on Exhibit B to the Work Letter. “Non-Standard Improvements” are defined herein to mean alterations, modifications, and improvements constructed after the Tenant Improvements have been constructed pursuant to the Work Letter, that (i) affect the façade or structure of the Buildings, (ii) are other than typical (A) leasehold improvements for office tenants in Building F or in buildings similar to Building F in the area in which the Property is located or (B) amenities in Amenities Building H or in buildings similar to Amenities Building H, as applicable, in the area in which the Property is located, or (iii) in Landlord’s reasonable judgment would materially increase Landlord’s cost of preparing the Leased Premises for another tenant (such as, without limitation, interior staircases). As further illustration of items that may or may not be considered Non-Standard Improvements: (1) tenant improvements of a type or quantity that would not be installed by or for a typical tenant using space for general office or research and development purposes (including amenities space), such as internal stairwells or high density mobile filing systems, auditoriums, movie theaters or film projection rooms, private restrooms, data center rooms, swimming pools, basketball courts, laboratories and supplemental HVAC units or ducting would be considered Non-Standard Improvements; and (2) “open ceilings” (except to the extent shown on the Final Tenant Improvement Plans as defined in the Work Letter, kitchens, lunch rooms, cafés, break rooms, small, non-specialized server rooms, and expanded restroom areas built by Tenant in Building F would be considered Non-Standard Improvements, and (3) any improvements other than cafeteria and dining areas, fitness facilities, locker rooms and restrooms, and training/conference center facilities, in Amenities Building H, would be

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considered Non-Standard Improvements. Notwithstanding the foregoing, so long as the subject improvements are not being constructed for a subtenant or assignee (other than a Permitted Transferee) and the only occupants of the Leased Premises have been Palo Alto Networks and its Permitted Assignee, “Non-Standard Improvements,” shall mean alterations, modifications, and improvements constructed after the Tenant Improvements have been constructed pursuant to the Work Letter, that are specific to Tenant’s business and use of the Leased Premises and Common Areas and not reasonably usable by another tenant using the Leased Premises for general office or research and development purposes, and, shall exclude Tenant’s lab improvements and related permanently installed lab equipment.
2.7    Accessibility. In accordance with California Civil Code section 1938, Landlord hereby informs Tenant that as of the Effective Date of this Lease, neither the Leased Premises nor the Buildings have been inspected by a Certified Access Specialist (as defined in California Civil Code section 55.52(3)).
2.8    Milestones.
(a)Landlord shall use commercially reasonable efforts to cause the construction of the Landlord’s Work to meet the time deadlines set forth below and to be Substantially Complete by May 1, 2017.

Milestone	Deadline
Steel order for Building F	November 30, 2015
Steel order for Amenities Building H	November 30, 2015
Building permit for Building F	March 15, 2016
Building permit for Amenities Building H	July 15, 2016
Recordation of Amenities Building Lot Line Adjustment	July 15, 2016
Required Delivery Condition for Building F	As provided in Paragraph 2.4
Required Delivery for Amenities Building H	As provided in Paragraph 2.4
Substantial Completion of Landlord’s Work and Parking Structure - P1	As provided in Paragraph 2.4
Recordation of the Amenities Building Lot Line Adjustment shall be evidenced by a conformed copy of the final applicable deeds with recording information. The steel orders shall be

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evidenced by certificates, in form reasonably acceptable to Tenant, unconditionally certifying such fact and executed by both Devcon Construction (“Landlord’s Contractor”) and Landlord. Securing of building permits for the shells and cores of the applicable Buildings will be evidenced by copies of the issued permits.
(b)Notwithstanding anything to the contrary in the Work Letter or this Lease, Tenant shall have the right, in its sole discretion, to terminate the Lease if Landlord fails to accomplish any of the foregoing construction milestones by the applicable dates set forth above (or in Paragraph 2.4, as applicable, after taking into account applicable extension and grace periods set forth therein). Tenant may exercise its right to terminate the Lease pursuant to this Paragraph 2.8(a) by delivery to Landlord of written notice of such exercise within ten (10) days following the applicable milestone deadline set forth above or in Paragraph 2.4, as applicable; provided, however, that (i) if the applicable milestone is met before Landlord’s receipt of such notice from Tenant, the applicable notice shall be deemed rescinded; and (ii) if the milestone relates to issuance of a building permit and such building permit has not been issued by the applicable milestone deadline, but Landlord can nonetheless demonstrate, in a manner reasonably acceptable to Tenant, that its construction schedule shows that it can deliver the Leased Premises to Tenant Substantially Complete within the time periods set forth in Paragraph 2.4(c) above, such milestone shall be deemed to have been achieved and Tenant shall not have the right to terminate pursuant to Paragraph 2.8 for failure to meet such milestone deadline.
(c)If Landlord is unable to cause Substantial Completion of the Landlord’s Work to occur on or before June 1, 2017 (as such date may be extended due to Tenant Delays and up to ninety (90) days of Unavoidable Delays), then, in addition to Tenant’s other rights and remedies under this Lease, the date Tenant is otherwise obliged to commence payment of Base Monthly Rent shall be delayed by one day for each day that Substantial Completion is delayed beyond such date (the “Base Rent Penalty”). Notwithstanding the foregoing, if despite using commercially reasonable efforts to achieve Substantial Completion, Landlord is unable to cause Substantial Completion to occur for the entire Leased Premises on or before June 1, 2018 (as such date may be extended due to delays caused by Tenant or any Tenant Parties and up to ninety (90) days of Unavoidable Delays), then Landlord shall have the right to either (i) terminate the foregoing Base Rent Penalty or (ii) allow the Base Rent Penalty to continue until Substantial Completion of the Landlord’s Work occurs. Landlord may exercise the foregoing election by delivery to Tenant of written notice of such exercise within ten (10) days following such date. If Landlord elects to terminate the Base Rent Penalty as aforesaid, then Tenant shall have the right to terminate this Lease by delivery to Landlord of written notice of such exercise within ten (10) days following receipt of Landlord’s written election notice. “Unavoidable Delays” means any prevention, delay or stoppage due to acts of God, natural disasters, acts of war, terrorist acts, civil commotions, moratoria, fire or other casualty.
ARTICLE 3
RENT

3.1    Base Monthly Rent.

Building F and Amenities Building

(a)Commencing on the Lease Commencement Date (as determined pursuant to Paragraph 2.3 above) and continuing throughout the Lease Term, Tenant shall pay to Landlord, without prior demand therefor, in advance on the first day of each calendar month, cash or other immediately available good funds in the amount set forth as Base Monthly Rent in Article 1.
(b)Base Monthly Rent is not payable during the first twelve (12) months of the Lease Term (the “Rent Abatement Period”). Notwithstanding anything to the contrary contained in this Lease, Landlord shall have the option (the “Lump Sum Payment Option”) to require Tenant to pay Base Monthly Rent for so much of the Rent Abatement Period as remains following Landlord’s notice as hereinafter provided at the rate set forth in the Lump Sum Payment Amendment defined below, beginning on the date (the “Base Monthly Rent Start Date”) set forth in the Lump Sum Payment Option Notice (defined below), which shall in no event be a date prior to payment to Tenant of the Abated Rent Lump Sum Payment. To exercise the Lump Sum Payment Option, Landlord must (i) provide written notice to Tenant of such exercise (the “Lump Sum Payment Option Notice”) and (ii) pay to Tenant the Base Monthly Rent that would be payable for the remaining Rent Abatement Period (the “Abated Rent Lump Sum Payment”). If Landlord elects its Lump Sum Payment Option, the Abated Rent Lump Sum Payment shall be made, at Landlord’s election (a) within thirty (30) days of Tenant’s receipt of the Lump Sum Payment Option Notice, or (b) on the closing date of any financing or sale of the Buildings by Landlord (the date of such payment is hereinafter referred to as the “Lump Sum Payment Date”). If Landlord fails to pay the Abated Rent Lump Sum Payment by the Lump Sum Payment Date or the financing or sale transaction for the Buildings, if applicable, expires or is terminated or deemed null and void for any reason, Landlord’s exercise of the Lump Sum Payment Option shall be deemed null and void and of no further force or effect and the Abated Rent Lump Sum Payment, if theretofore paid by Landlord to Tenant, shall promptly be returned by Tenant to Landlord. If Landlord’s Lump Sum Payment Notice is effective on a day other than the first day of a calendar month and Landlord has then paid the Abated Rent Lump Sum Payment, then Tenant shall pay any Base Monthly Rent payable hereunder for the period from Landlord’s Lump Sum Payment Option Notice through the last day of the calendar month, with the next installment of Base Monthly Rent due for the following calendar month.
(c)If Landlord exercises its Lump Sum Payment Option in accordance with the above paragraph, Landlord shall prepare an amendment in the form of Exhibit F attached hereto (the “Lump Sum Payment Amendment”) that documents the effect of Landlord’s exercise of the Lump Sum Payment Option and sets forth a revised rent schedule reflecting Tenant’s payment of the Base Monthly Rent for the remaining Rent Abatement Period following the Lump Sum Payment Option Notice. A copy of the Lump Sum Payment Amendment shall be sent to Tenant and Tenant shall execute and return the Lump Sum Payment Amendment to Landlord within ten (10) business days thereafter, but Landlord’s otherwise valid exercise of the Lump Sum Payment Option shall be fully effective whether or not the Lump Sum Payment Amendment is executed.
3.2    Additional Rent. Commencing on the Lease Commencement Date (as determined pursuant to Paragraph 2.3 above) and continuing throughout the Lease Term, in addition to the

Building F and Amenities Building

Base Monthly Rent and to the extent not required by Landlord to be contracted for and paid directly by Tenant, Tenant shall pay to Landlord as additional rent (the “Additional Rent”), cash or other immediately available good funds in the following amounts:
(a)An amount equal to all Property Operating Expenses (as defined in Article 13) incurred or to be incurred by Landlord. Landlord shall deliver to Tenant Landlord’s reasonable estimate of any given expense (such as Landlord’s Insurance Costs or Real Property Taxes), or group of expenses, which it anticipates will be paid or incurred for the ensuing calendar or fiscal year, as Landlord may determine, and Tenant shall pay to Landlord an amount equal to the estimated amount of such expenses for such year in equal monthly installments during such year with the installments of Base Monthly Rent. Landlord reserves the right to revise such estimate from time to time.
(b)Landlord’s share of the consideration received by Tenant upon certain assignments and sublettings as required by Article 7.
(c)Any legal fees and costs that Tenant is obligated to pay or reimburse to Landlord pursuant to Article 13; and
(d)Any other charges or reimbursements due Landlord from Tenant pursuant to the terms of this Lease.
Notwithstanding the foregoing, at any time that both (i) the Property consists of one or more separate legal parcels on which the Buildings (but none of the Other Buildings) are located, and (ii) Tenant leases all of the rentable square footage in the Buildings, Landlord may elect by written notice to Tenant to have Tenant pay Real Property Taxes or any portion thereof directly to the applicable taxing authority, in which case Tenant shall make such payments and deliver satisfactory evidence of payment to Landlord no later than thirty (30) days before such Real Property Taxes become delinquent. In the event Tenant is responsible to pay taxes directly, Landlord shall have no obligation to make such payments, whether or not Landlord receives evidence of payment from Tenant, and Tenant shall in all cases be responsible for any fines, penalties, interest and damages for late payment.
3.3    Year-End Adjustments. Landlord shall furnish to Tenant within four months following the end of the applicable calendar or fiscal year, as the case may be, a statement setting forth (i) the amount of such expenses paid or incurred during the just ended calendar or fiscal year, as appropriate, and (ii) the amount that Tenant has paid to Landlord for credit against such expenses for such period. If Tenant shall have paid more than its obligation for such expenses for the stated period, Landlord shall, at its election, either (i) credit the amount of such overpayment toward the next ensuing payment or payments of Rent that would otherwise be due or (ii) refund in cash to Tenant the amount of such overpayment within thirty (30) days after discovery of such surplus; provided, however, that if this Lease shall have terminated, Landlord shall be deemed to have chosen option (ii) above. If such year-end statement shall show that Tenant did not pay its obligation for such expenses in full, then Tenant shall pay to Landlord the amount of such underpayment within thirty (30) days from Landlord’s billing of same to Tenant. Tenant may, at Tenant’s sole cost and expense, cause an audit of Landlord’s books and records to determine the accuracy of Landlord’s billings for Property Operating Expenses under this Lease,

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provided Tenant completes (and delivers to Landlord the written results of) such audit within two hundred seventy (270) days after Tenant’s receipt of the year-end statement described above setting forth the annual reconciliation of the Property Operating Expenses, and provided further that the person or entity performing such audit is not compensated on any type of contingent basis. If such audit reveals that the actual Property Operating Expenses for any given year were less than the amount that Tenant paid for Property Operating Expenses for any such year, then unless Landlord contests such audit results as provided below, Landlord shall credit the excess to Tenant’s next payment of Additional Rent. If such audit reveals that the actual Property Operating Expenses for any given year were more than the amount that Tenant paid for Property Operating Expenses for any such year, Tenant shall pay such amount to Landlord within thirty (30) days after completion of the audit. Landlord shall have the right to contest the results of Tenant’s audit and thereafter promptly have an audit performed (“Landlord’s Audit”) by a certified public accounting firm acceptable to Landlord and Tenant in their reasonable discretion. In such case, the results of Landlord’s Audit shall be binding and conclusive on Landlord and Tenant, and any resulting overpayment or underpayment shall be handled as provided above. If Landlord’s Audit, or Tenant’s audit in the event Landlord does not elect to have Landlord’s Audit performed, confirms that Tenant was overcharged by more than five percent (5%), then Landlord shall pay the cost of Tenant’s audit (up to a maximum of $7,500) and Landlord’s Audit. If Tenant’s audit confirms that Tenant was not overcharged, then Tenant shall pay the cost of Landlord’s Audit (up to a maximum of $7,500) and Tenant’s audit. In all other cases, each party shall pay for its own audit. The provisions of this Paragraph shall survive the expiration or sooner termination of this Lease.
3.4    Late Charge, And Interest On Rent In Default. Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Monthly Rent or any Additional Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amounts of which are extremely difficult or impractical to fix. Such costs and expenses will include without limitation, administration and collection costs and processing and accounting expenses. Therefore, if any installment of Base Monthly Rent is not received by Landlord from Tenant within five (5) calendar days after the same becomes due, Tenant shall immediately pay to Landlord a late charge in an amount equal to the amount set forth in Article 1 as the “Late Charge Amount,” and if any Additional Rent is not received by Landlord when the same becomes due, Tenant shall immediately pay to Landlord a late charge in an amount equal to 4% of the Additional Rent not so paid; provided, however, that twice but only twice in any twelve (12) month period during the Lease Term, Tenant shall be entitled to written notice of non-receipt of Base Monthly Rent or Additional Rent from Landlord, and Tenant shall not be liable for any Late Charge Amount or other late charge hereunder with respect thereto if such installment of Base Monthly Rent or Additional Rent is received by Landlord within three (3) business days after Tenant’s receipt of such written notice from Landlord. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the anticipated loss Landlord would suffer by reason of Tenant’s failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rental installment or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant’s failure to pay each rental installment due under this Lease when due, including the right to terminate this Lease. If any rent remains delinquent for a period in excess of five (5) calendar days, then, in addition to

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such late charge, Tenant shall pay to Landlord interest on any rent that is not so paid from said fifth (5th) day at the Default Interest Rate until paid.
3.5    Payment Of Rent. Except as specifically provided otherwise in this Lease, all rent shall be paid in lawful money of the United States, without any abatement, reduction or offset for any reason whatsoever, to Landlord at such address as Landlord may designate from time to time. Tenant’s obligation to pay Base Monthly Rent and all Additional Rent shall be appropriately prorated at the commencement and expiration of the Lease Term. The failure by Tenant to pay any Additional Rent as required pursuant to this Lease when due shall be treated the same as a failure by Tenant to pay Base Monthly Rent when due, and Landlord shall have the same rights and remedies against Tenant as Landlord would have had Tenant failed to pay the Base Monthly Rent when due.
ARTICLE 4
USE OF LEASED PREMISES AND COMMON AREA

4.1    Permitted Use. Tenant shall be entitled to use the Leased Premises on a 24/7/365 basis solely for the Permitted Use as set forth in Article 1 and for no other purpose whatsoever. Tenant shall have the right to vacate the Leased Premises at any time during the Term of this Lease, provided Tenant maintains the Leased Premises in the condition required by the terms of this Lease. Tenant shall have the right to use the Common Areas and Exclusive Use Areas in accordance with paragraph 2.2 above.
4.2    General Limitations On Use. Tenant shall not do or permit anything to be done in or about the Leased Premises, the Buildings, the Common Areas, the Property, or the Project which does or could (i) jeopardize the structural integrity of either of the Buildings or (ii) cause damage to any part of the Leased Premises, the Buildings, the Common Areas, the Property, or the Project. Tenant shall not operate any equipment within the Leased Premises which does or could (A) injure, vibrate or shake the Leased Premises or the Buildings, (B) damage or overload any electrical, plumbing, and HVAC systems within or servicing the Leased Premises or the Buildings, or (C) damage the sprinkler system (if any) within or servicing the Leased Premises or the Buildings. Tenant shall not install any equipment or antennas on or make any penetrations of the exterior walls or roofs of the Buildings, except to the extent specifically set forth in the Tenant Improvement Working Drawings approved by Landlord pursuant to Paragraph 2 of the Work Letter or as otherwise provided in Paragraph 4.14 below. Tenant shall not affix any equipment to or make any penetrations or cuts in the floor, ceiling, walls or roof of the Leased Premises except for standard office/r&d/lab attachments and penetrations (e.g., furniture/cubicle bracketing to walls and floors), or except to the extent specifically set forth in the Tenant Improvement Working Drawings approved by Landlord pursuant to Paragraph 2 of the Work Letter. Tenant shall not place any loads upon the floors, walls, ceiling or roof systems which could endanger the structural integrity of either of the Buildings or damage its floors (other than floor coverings), foundations or supporting structural components. Tenant shall not place any explosive, flammable or harmful fluids or other waste materials in the drainage systems of the Leased Premises, the Buildings, the Common Areas, the Property, or the Project. Tenant shall not drain or discharge any fluids (excluding water for landscaping) in the landscaped areas or across the paved areas of the Property or the Project. Tenant shall not use any of the Common

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Areas for the storage of its materials, supplies, inventory or equipment and all such materials, supplies, inventory or equipment shall at all times be stored within the Leased Premises. Tenant shall not commit nor permit to be committed by any of its employees, agents, vendors, invitees, guests, permittees, assignees, sublessees, contractors, or subcontractors (the “Tenant Parties”), any waste in or about the Leased Premises, the Buildings, the Common Areas, the Property, or the Project.
4.3    Noise And Emissions. All noise generated by Tenant in its use of the Leased Premises shall be confined or muffled so that it does not interfere with the businesses of the occupants and/or users of adjacent properties. All dust, fumes, odors and other emissions generated by Tenant’s use of the Leased Premises shall be sufficiently dissipated in accordance with sound environmental practice and exhausted from the Leased Premises in such a manner so as not to interfere with the businesses of the occupants and/or users of adjacent properties, or cause any damage to the Leased Premises, the Buildings, the Common Areas, the Property, or the Project or any component part thereof or the property of adjacent property owners.
4.4    Trash Disposal. Landlord shall provide trash bins or other adequate garbage disposal facilities within the trash enclosure areas provided or permitted by Landlord outside the Leased Premises sufficient for the interim disposal of all of its trash, garbage and waste. All such trash, garbage and waste temporarily stored in such areas by Tenant or any of the Tenant Parties shall be stored in such a manner so that it is not visible from outside of such areas. Landlord shall cause such trash, garbage and waste to be regularly removed from the trash bins/garbage disposal facilities and the Property. Subject to the foregoing removal obligation of Landlord, Tenant shall keep the interior of the Leased Premises in a clean, safe and neat condition and shall keep the Common Areas free and clear of all of Tenant’s trash, garbage, waste and/or boxes, pallets and containers containing same at all times.
4.5    Parking. Tenant shall not, at any time, park or permit to be parked any recreational vehicles, inoperative vehicles or equipment in the Common Areas or on any portion of the Project. Tenant agrees to assume responsibility for compliance by the Tenant Parties with the parking provisions contained herein. If Tenant or its employees park any vehicle within the Property or the Project in violation of these provisions, then Landlord may, upon prior written notice to Tenant giving Tenant one (1) business day (or any applicable statutory notice period, if longer than one (1) business day) to remove such vehicle(s), as Landlord’s sole remedy for such violation, charge Tenant, as Additional Rent, and Tenant agrees to pay, as Additional Rent, One Hundred Dollars ($100) per day for each day or partial day that each such vehicle is so parked within the Property. Landlord reserves the right to grant easements and access rights to others for use of the parking areas on the Property and/or Project, provided that the Required Conditions are satisfied. Of the spaces available to Tenant pursuant to this Lease and the Building E Lease, so long as Tenant is the tenant under both such leases, Landlord has allocated a combined total of twenty-five (25) spaces for electric vehicle parking for Tenant’s exclusive use (the “Allocated EV Parking Spaces”). Tenant shall have the right to install electric vehicle charging stations (“ECV Stations”) on the Property (so long as Tenant is leasing the entirety of the Buildings and Building E) in the Allocated EV Parking Spaces (and in such additional spaces as Tenant desires, up to an aggregate total with the Allocated EV Parking Spaces of ten percent (10%) of all of Tenant’s parking allocation), all at Tenant’s sole cost, including but not limited to

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the cost of running conduit and cable; provided, however, that Landlord shall provide conduit to all of the Allocated EV Parking Spaces (and any additional spaces that Tenant elects within sixty (60) days after the Effective Date of this Lease) from the Parking Structure-P1 electrical service (limited to 187 ECV Stations). Conduit to any additional spaces shall be at Tenant’s sole cost. In addition, so long as Tenant is leasing the entirety of the Buildings and Building E: (a) as part of Landlord’s Work pursuant to the Work Letter, Landlord will provide Tenant with exclusive, controlled parking spaces on all floors of the north side of Parking Structure – P1, with key card or other controlled access, and (b) Tenant shall have exclusive use of all of the parking spaces identified on Exhibit A-6 as “PAN Visitor Parking Spaces”, which spaces shall be labeled as “PAN Visitor Parking” as part of Landlord’s Work. Landlord shall have the right to proportionately reduce the number of exclusive spaces to non-exclusive spaces to the extent they are not being utilized by Tenant (including its visitors) on a regular and frequent basis (and in no event less than the intensity of Tenant’s utilization of non-exclusive spaces); provided, however, that such right shall only accrue to Landlord if, after having provided Tenant with written notice of Landlord’s intentions to convert such spaces, such spaces are not, within 90 days after such notice, being used on a regular and frequent basis (and in no event less than the intensity of Tenant’s utilization of non-exclusive spaces) for Tenant’s (including its visitors’) exclusive use.
4.6    Signs. Subject to the other terms and conditions of this Paragraph 4.6, Tenant, at Tenant’s sole cost and expense, shall: (i) have the exclusive right (so long as Tenant is leasing the Buildings) to place its name and/or logo on the top of Building F and the Amenities Building in three (3) locations generally as depicted on Exhibit G, (ii) be entitled to place its name and/or logo on the Project monument on Tannery Way as generally as depicted on Exhibit G, which monument sign shall be exclusive to Tenant so long as Tenant is leasing the Buildings and Building E (and Building G once Landlord and Tenant have entered into the Building G Lease, as defined in Paragraph 16.1 below), (iii) be entitled to place its name and/or logo on the Project entry monument sign at the entry off of Lakeside Drive, generally as depicted on Exhibit G, which monument sign shall be exclusive to Tenant so long as Tenant is leasing the Buildings and Building E (and Building G once Landlord and Tenant have entered into the Building G Lease), and otherwise shall be non-exclusive and based on Tenant’s Project Share, and (iv) be entitled to install directional signage at the entry of Scott Boulevard, generally as depicted on Exhibit G, in all cases to the extent approved by Landlord in its reasonable discretion and by the City of Santa Clara; provided, however, that Landlord’s approval shall not be required for signs installed for Palo Alto Networks or its Permitted Assignee. The size, location, and configuration of all signage shall be subject to Landlord’s building standards and its prior written approval, which shall not be unreasonably withheld, and shall be governed by and subject to the rules, regulations and permit requirements of the City of Santa Clara. Landlord shall not cause or permit any signage other than directional signage to be placed on the Buildings or Building E or within the Exclusive Use Areas so long as Tenant is leasing the entirety of the Buildings and Building E. Landlord shall not place or permit to be placed any signs on the Common Areas of the Property so long as Tenant is leasing the entirety of the Buildings and Building E, unless Tenant does not elect to lease Building G. Tenant shall not place or install on or within any portion of the Leased Premises, the exterior of the Buildings, the Common Areas, the Property, or the Project any sign which is visible from the exterior of the Leased Premises until Landlord shall have approved in writing and in its reasonable discretion the location, size, content, design, method of attachment and material to be used in the making of such sign; provided, however, that so long as such signs

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are business directional or identification signs, Tenant shall not be required to obtain Landlord’s approval. Any sign, once approved by Landlord, shall be installed at Tenant’s sole cost and expense and only in strict compliance with Landlord’s approval and any applicable Laws, using a person approved by Landlord to install same, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord may remove any signs, advertisements, banners, placards or pictures placed by Tenant in violation of this Paragraph and charge to Tenant the cost of such removal, together with any costs incurred by Landlord to repair any damage caused thereby, including any cost incurred to restore the surface (upon which such sign was so affixed) to its original condition. Tenant shall remove all of Tenant’s signs, repair any damage caused thereby, and restore the surface upon which the sign was affixed to its original condition, all to Landlord’s reasonable satisfaction, upon the termination of this Lease. Notwithstanding the signage rights granted to Tenant pursuant to this Paragraph 4.6, Landlord reserves and retains the right to place modest signage (signage stenciled or equivalent, as depicted on Exhibit H attached hereto) bearing Landlord’s name and/or ownership affiliation, in or on the Leased Premises, the Buildings, the Common Areas, the Property, or the Project, or on any of the signs located thereon, as determined in Landlord’s sole discretion. In addition, subject to approval by the City of Santa Clara, Tenant shall have the right to designate or change the street address of the Buildings or Building E.
4.7    Compliance With Laws And Restrictions. Subject to Paragraph 6.3 below, Tenant shall abide by and shall promptly observe and comply with, at its sole cost and expense, all Laws and Restrictions respecting the use and occupancy of the Leased Premises, the Building, the Common Areas, the Property, or the Project including, without limitation, Title 24, building codes, the Americans with Disabilities Act and the rules and regulations promulgated thereunder, and all Laws governing the use and/or disposal of hazardous materials, and shall defend with competent counsel, indemnify and hold Landlord harmless from any claims, damages or liability resulting from Tenant’s failure to so abide, observe, or comply. Tenant’s obligations hereunder shall survive the expiration or sooner termination of this Lease.
4.8    Compliance With Insurance Requirements. With respect to any insurance policies required or permitted to be carried by Landlord in accordance with the provisions of this Lease, Tenant shall not conduct nor permit the Tenant Parties to conduct any activities nor keep, store or use (or allow any other person to keep, store or use) any item or thing within the Leased Premises, the Buildings, the Common Areas, the Property, or the Project which (i) is prohibited under the terms of any such policies, (ii) could result in the termination of the coverage afforded under any of such policies, (iii) could give to the insurance carrier the right to cancel any of such policies, or (iv) could cause an increase in the rates (over standard rates) charged for the coverage afforded under any of such policies; provided, however, that Landlord shall modify such policies as may be reasonably required by Tenant to avoid such conflicts provided that Tenant pays the incremental cost of any such modifications. Tenant shall comply with all requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain, at standard rates, the insurance coverages carried by either Landlord pursuant to this Lease, unless Tenant elects to pay such increased rates necessary to avoid compliance with such requirements.

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4.9    Landlord’s Right To Enter. Landlord and its agents shall have the right to enter the Leased Premises during normal business hours after giving Tenant reasonable notice (which shall be prior written notice except in the event of a circumstance which Landlord in good faith believes to be an emergency) and subject to Tenant’s reasonable security measures for the purpose of (i) inspecting the same; (ii) showing the Leased Premises to prospective purchasers, mortgagees or, during the last nine (9) months of the Lease Term or during any period that Tenant is in monetary or material non-monetary default beyond the applicable notice and cure period, if any, expressly set forth in this Lease, tenants; (iii) making necessary alterations, additions or repairs; and (iv) performing any of Tenant’s obligations when Tenant has failed to do so after the expiration of any applicable notice and cure period expressly set forth in this Lease. Landlord shall have the right to enter the Leased Premises during normal business hours (or as otherwise agreed), subject to Tenant’s reasonable security measures, for purposes of supplying any maintenance or services agreed to be supplied by Landlord. Landlord shall have the right to enter the Common Areas during normal business hours for purposes of (i) inspecting the exterior of the Building and the Common Areas; (ii) posting notices of nonresponsibility (and for such purposes Tenant shall provide Landlord at least ten (10) days’ prior written notice of any work to be performed on the Leased Premises, as well as notice within one (1) day after the commencement of such work); and (iii) supplying any services to be provided by Landlord. If at any time Tenant is not leasing the entirety of a Building, Landlord shall also have the right, upon reasonable advance notice to Tenant, to access such Building’s vertical risers and the interstitial space above Tenant’s acoustical ceiling to connect new utility and communications lines from other floors to the base Building utility lines; all of such work shall be done after hours or on weekends. Any entry into the Leased Premises or the Common Areas obtained by Landlord in accordance with this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises, or an eviction, actual or constructive of Tenant from the Leased Premises or any portion thereof. Landlord shall conduct all of Landlord’s activities on the Leased Premises during such period of entry in a manner designed to cause minimal interference to Tenant and Tenant’s use of the Leased Premises.
Tenant shall be permitted to maintain “Secured Areas” (defined herein to mean certain secure compartmentalized facilities, special access areas and limited access areas as designated by Tenant to Landlord from time to time in advance) within the Leased Premises, comprising no more than ten percent (10%) of the rentable square footage of the Leased Premises, in which case Landlord shall follow Tenant’s access protocols as to such Secured Areas and shall not enter such Secured Areas without being accompanied by a representative of Tenant.
4.10    Use Of Common Areas. Except as permitted in the Exclusive Use Areas pursuant to Paragraph 2.2(b) above, Tenant, in its use of the Common Areas, shall at all times keep the Common Areas free and clear of Tenant’s and the Tenant Parties’ materials, equipment, debris, trash (except within existing enclosed trash areas), inoperable vehicles, and other items which are prohibited by this Lease to be stored or located thereon by Tenant. If, in the opinion of Landlord, unauthorized persons are using any of the Common Areas by reason of, or under claim of, the express or implied authority or consent of Tenant, then Tenant, upon demand of Landlord, shall restrain, to the fullest extent then allowed by Law, such unauthorized use, and shall initiate such appropriate proceedings as may be required to so restrain such use. Landlord reserves the right to grant easements and access rights to others for use of the Common Areas provided that

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the Required Conditions are satisfied, and Landlord shall not be liable to Tenant for any diminution in Tenant’s right to use the Common Areas as a result.
4.11    Environmental Protection. Tenant’s obligations under this Paragraph 4.11 shall survive the expiration or termination of this Lease.
(a)As used herein, the term “Hazardous Materials” shall mean any toxic or hazardous substance, material or waste or any pollutant or infectious or radioactive material, including but not limited to those substances, materials or wastes regulated now or in the future under any of the following statutes or regulations and any and all of those substances included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “hazardous chemical substance or mixture,” “imminently hazardous chemical substance or mixture,” “toxic substances,” “hazardous air pollutant,” “toxic pollutant,” or “solid waste” in the (a) Comprehensive Environmental Response, Compensation and Liability Act of 1990 (“CERCLA” or “Superfund”), as amended by the Superfund Amendments and Reauthorization Act of 1986 (“SARA”), 42 U.S.C. § 9601 et seq., (b) Resource Conservation and Recovery Act of 1976 (“RCRA”), 42 U.S.C. § 6901 et seq., (c) Federal Water Pollution Control Act (“FSPCA”), 33 U.S.C. § 1251 et seq., (d) Clean Air Act (“CAA”), 42 U.S.C. § 7401 et seq., (e) Toxic Substances Control Act (“TSCA”), 14 U.S.C. § 2601 et seq., (f) Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., (g) Carpenter-Presley-Tanner Hazardous Substance Account Act (“California Superfund”), Cal. Health & Safety Code § 25300 et seq., (h) California Hazardous Waste Control Act, Cal. Health & Safety code § 25100 et seq., (i) Porter-Cologne Water Quality Control Act (“Porter-Cologne Act”), Cal. Water Code § 13000 et seq., (j) Hazardous Waste Disposal Land Use Law, Cal. Health & Safety codes § 25220 et seq., (k) Safe Drinking Water and Toxic Enforcement Act of 1986 (“Proposition 65”), Cal. Health & Safety code § 25249.5 et seq., (l) Hazardous Substances Underground Storage Tank Law, Cal. Health & Safety code § 25280 et seq., (m) Air Resources Law, Cal. Health & Safety Code § 39000 et seq., and (n) regulations promulgated pursuant to said laws or any replacement thereof, or as similar terms are defined in the federal, state and local laws, statutes, regulations, orders or rules. Hazardous Materials shall also mean any and all other biohazardous wastes and substances, materials and wastes which are, or in the future become, regulated under applicable Laws for the protection of health or the environment, or which are classified as hazardous or toxic substances, materials or wastes, pollutants or contaminants, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision, including, without limitation, (i) trichloroethylene, tetrachloroethylene, perchloroethylene and other chlorinated solvents, (ii) any petroleum products or fractions thereof, (iii) asbestos, (iv) polychlorinated biphenyls, (v) flammable explosives, (vi) urea formaldehyde, (vii) radioactive materials and waste, and (viii) materials and wastes that are harmful to or may threaten human health, ecology or the environment.
(b)Notwithstanding anything to the contrary in this Lease, Tenant, at its sole cost, shall comply with, and shall cause the Tenant Parties to comply with, all Laws relating to the storage, use and disposal of Hazardous Materials at the Property by Tenant or any Tenant Parties; provided, however, that Tenant shall not be responsible for contamination of the Leased Premises and/or the Buildings, the Property, or the Project (including Parking Structure – P1) by Hazardous Materials existing as of the date the Leased Premises are delivered to Tenant (whether

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before or after the Lease Commencement Date) excepting only Hazardous Materials used and released by Tenant or the Tenant Parties. Tenant shall not store, use or dispose of any Hazardous Materials except for ordinary office and cleaning supplies and building maintenance supplies used in compliance with all Laws and Restrictions (“Office & Cleaning Supplies”). In no event shall Tenant discharge or permit any Tenant Parties to discharge into the plumbing or sewage system of the Buildings or onto the land underlying or adjacent to the Buildings, any Hazardous Materials. Tenant shall be solely responsible for and shall defend, indemnify, and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including reasonable attorneys’ fees and costs, arising out of or in connection with Tenant’s storage, use and/or disposal of Hazardous Materials at the Project. If the presence of Hazardous Materials on the Leased Premises caused by Tenant or any of the Tenant Parties results in contamination or deterioration of water or soil, then Tenant shall promptly take any and all action necessary to clean up such contamination (or, with respect to Office & Cleaning Supplies only, such lesser action as is required by Law, if applicable) but the foregoing shall in no event be deemed to constitute permission by Landlord to allow the presence of such Hazardous Materials. At any time prior to the expiration of the Lease Term if Tenant has a reasonable basis to suspect that there has been any release or the presence of Hazardous Materials in the ground or ground water on the Leased Premises which did not exist upon commencement of the Lease Term, Tenant shall have the right to conduct appropriate tests of water and soil and to deliver to Landlord the results of such tests to demonstrate that no contamination in excess of permitted levels has occurred as a result of Tenant’s use of Hazardous Materials in the Leased Premises. Tenant shall further be solely responsible for, and shall defend, indemnify, and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorneys’ fees and costs, arising out of or in connection with any removal, cleanup and restoration work and materials required hereunder to return the Leased Premises and any other property of whatever nature to their condition existing prior to the appearance of the Hazardous Materials, to the extent such Hazardous Materials were introduced to the Property or the Project by Tenant or any of the Tenant Parties.
(c)Upon termination or expiration of the Lease Term, Tenant at its sole expense shall cause all Hazardous Materials placed in or about the Leased Premises, the Buildings and/or the Property by Tenant or any of the Tenant Parties, and all installations (whether interior or exterior) made by or on behalf of Tenant or any of the Tenant Parties relating to the storage, use, disposal or transportation of Hazardous Materials to be removed from the property and transported for use, storage or disposal in accordance and compliance with all Laws. If Tenant uses any Hazardous Materials other than Office & Cleaning Supplies, then Tenant shall apply for and shall obtain from all appropriate regulatory authorities (including any applicable fire department or regional water quality control board) all permits, approvals and clearances necessary for the closure of the Property and the Project in accordance with applicable Law.
(d)At any time prior to expiration of the Lease Term, subject to the provisions of Paragraph 4.9, Landlord shall have the right to enter in and upon the Property, Building and Leased Premises in order to conduct appropriate tests of water and soil to determine whether levels of any Hazardous Materials in excess of legally permissible levels has occurred as a result of Tenant’s use thereof. Landlord shall furnish copies of all such test results and reports to

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Tenant and, at Tenant’s option and cost, shall permit split sampling for testing and analysis by Tenant. Such testing shall be at Tenant’s expense if Landlord determines that Tenant or Tenant’s agents have caused the presence of Hazardous Materials in the soil or surface or ground water in, on, under, or about the Property, the Buildings or the Leased Premises.
(e)Landlord may voluntarily cooperate in a reasonable manner with the efforts of all governmental agencies in reducing actual or potential environmental damage. Tenant shall not be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of such voluntary cooperation, nor for any required compliance. Tenant agrees at all times to cooperate fully with the requirements and recommendations of governmental agencies regulating, or otherwise involved in, the protection of the environment.
(f)To the knowledge of Landlord, except to the extent disclosed by the reports provided to Tenant prior to the Effective Date of this Lease, no Hazardous Material is present on the Property, the parcel upon which the Parking Garage is located, or the soil, surface water or groundwater thereof. Notwithstanding anything to the contrary in this Lease, under no circumstance shall Tenant be liable for any Hazardous Material present at any time in, on or about the Project or the soil, air, improvements, groundwater or surface water thereof, except to the extent due to the release of Hazardous Material by Tenant or any Tenant Parties.
4.12    Rules And Regulations. Landlord has established rules and regulations respecting the use of the Building and the Common Areas for the care and orderly management of the Property, a copy of which is attached hereto as Exhibit I (as the same may be amended or supplemented, the “Rules and Regulations”). Tenant shall comply with such Rules and Regulations; provided, however, that such Rules and Regulations and any amendments, modifications, or replacements thereof, shall not be applicable to the interiors of the Buildings, any of Tenant’s exclusive parking areas, or (so long as Tenant otherwise has exclusive use of the Exclusive Use Areas pursuant to the terms of this Lease) the Exclusive Use Area. Landlord shall have the right from time to time to establish or adopt reasonable amendments or additions thereto, provided the Required Conditions are satisfied. Upon delivery to Tenant of a copy of such amendments or additions thereto, Tenant shall comply with such Rules and Regulations as amended or supplemented. A violation by Tenant of any of such Rules and Regulations shall constitute a default by Tenant under this Lease, which shall be governed by Article 12 below. If there is a conflict between the Rules and Regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible or liable to Tenant for the violation of such Rules and Regulations by any other tenant of the Property provided that Landlord enforces such Rules and Regulations in a non-discriminatory manner.
4.13    Reservations. Landlord reserves the right from time to time to grant, without the consent or joinder of Tenant, such easements, rights of way and dedications that Landlord deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way and dedications do not unreasonably interfere with the use of the Leased Premises or the Common Areas by Tenant or Tenant’s parking rights, and do not increase Tenant’s obligation or decrease Tenant’s rights under this Lease and the Required Conditions are satisfied. Tenant agrees to execute any documents reasonably requested by Landlord to effectuate any such easement rights, dedications, maps or restrictions.

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4.14    Roof. Tenant shall have right of access, use and occupancy of the Available Rooftop Space (hereinafter defined), which shall be exclusive to Tenant during any period that Tenant is leasing the entirety of the Buildings, except (a) for Landlord’s rights of access for maintenance, repairs, replacements, etc., subject to Landlord complying with Paragraph 4.9 above, and (b) to the extent otherwise required by Law or a governmental or quasi-governmental agency. Landlord will designate a portion of the roof of each of the Buildings to hold a rooftop equipment pad (a “Roof Pad”) for installations by Tenant (the “Available Rooftop Space”). Tenant shall be entitled to utilize Tenant’s Building Share of the Available Rooftop Space as follows:
(a)Subject to Tenant’s restoration and repair obligations under Paragraph 2.6, Tenant at its sole cost and expense shall have the right to install within Tenant’s Building Share of the Available Rooftop Space, to the extent such installation must be installed on the Roof Pad for structural reasons, and elsewhere on the roof (within Tenant’s Building Share thereof) for all other equipment, satellite dishes and radio antennas required in connection with Tenant’s own business and communications and data transmission network, HVAC units, chillers, solar panels and related cable connections and any other equipment required for the conduct of Tenant’s business in the Leased Premises (collectively, “Rooftop Equipment”), provided such installation does not impact the structural integrity of either of the Buildings, is not inconsistent with the Project aesthetics, and does not void or negatively impact any applicable warranties. Notwithstanding any provision of this Lease to the contrary, Landlord and Tenant hereby agree that the Rooftop Equipment (excluding HVAC Units and chillers) constitutes Non-Standard Improvements and must be removed by Tenant in accordance with Paragraph 2.6.
(b)Tenant shall supply Landlord with detailed plans and specifications of the Rooftop Equipment prior to the installation thereof for Landlord’s review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Furthermore, Tenant shall have secured the approval of all governmental authorities and all permits required by governmental authorities having jurisdiction over such approvals and permits for the Rooftop Equipment, and shall provide copies of such approvals and permits to Landlord prior to commencing any work with respect to such Rooftop Equipment. Tenant shall pay for any and all costs and expenses in connection with, and shall repair all damage to the roof resulting from, the installation, maintenance, use and removal of the Rooftop Equipment.
4.15    Back-Up Generators and Energy Servers. Subject to complying with Paragraphs 2.6 and 6.1, Tenant shall have the right to install (i) energy servers or similar fuel cells and (ii) energy storage systems in the Available Rooftop Space or in another location in the Common Areas mutually agreed to by the parties, (iii) backup generators (and related equipment and storage tanks) in a location in the Common Areas mutually agreed to by the parties, and (iv) UPS systems (and related) within the interior of the Leased Premises, in all cases subject to Landlord’s approval, which shall not be unreasonably withheld, of the design (including aesthetic screening) and construction, and of any connections between the Leased Premises and such equipment and any penetrations to the Building F walls, roof, or structure required in connection therewith. If such equipment is located on any parking areas on the Project, then such lost parking spaces shall be counted towards satisfying Tenant’s parking allocation under Article 1 hereof.

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ARTICLE 5
REPAIRS, MAINTENANCE, SERVICES AND UTILITIES

5.1    Repair And Maintenance. Except in the case of damage to or destruction of the Leased Premises, the Buildings, the Common Areas, the Property, or the Project caused by an act of God or other peril, in which case the provisions of Article 10 shall control, the parties shall have the following obligations and responsibilities with respect to the repair and maintenance of the Leased Premises, the Buildings, the Common Areas, the Property, and the Project.
(a)Tenant’s Obligations.
(i)Tenant shall, at all times during the Lease Term and at its sole cost and expense, regularly clean and continuously keep and maintain in good order, condition and repair the Leased Premises and every part thereof including, without limiting the generality of the foregoing, (i) roof membrane, (ii) elevators, (iii) electrical, plumbing, and life safety systems, (iv) all walls, floors and ceilings, (v) all windows, doors and skylights, (vi) all electrical wiring, conduits, connectors and fixtures within the Leased Premises, (vii) all sinks, toilets, and faucets and plumbing, pipes, and drains, (viii) all lighting fixtures, bulbs and lamps, (ix) the Buildings’ HVAC systems and any HVAC equipment installed by or at the request of Tenant or exclusively serving the Leased Premises, and (x) all entranceways to the Leased Premises. Tenant shall, at Tenant’s sole cost and expense, provide for its own janitorial service for the Leased Premises. Tenant shall hire, at Tenant’s sole cost and expense: (A) a licensed HVAC contractor to regularly and periodically (not less frequently than every three months) inspect and perform required maintenance on the HVAC equipment and systems serving the Leased Premises, (B) a licensed elevator technician to regularly and periodically (not less frequently than every three months) inspect and perform required maintenance on the elevator(s) of the Leased Premises and (C) a licensed roofing contractor to regularly and periodically (not less frequently than every three months) inspect and perform required maintenance on the roof of the Leased Premises. Tenant shall, at its sole cost and expense, repair all damage to the Leased Premises, the Buildings, the Common Areas, the Property, or the Project caused by the activities of Tenant or any of the Tenant Parties promptly following written notice from Landlord to so repair such damages. If Tenant shall fail to perform the required maintenance or fail to make repairs required of it pursuant to this paragraph within the applicable notice and cure periods set forth in Paragraph 12.1 below, then Landlord may, at its election and without waiving any other remedy it may otherwise have under this Lease or at law, perform such maintenance or make such repairs and charge to Tenant, as Additional Rent, the costs so incurred by Landlord for same. All glass within or a part of the Leased Premises, both interior and exterior, is at the sole risk of Tenant and any broken glass shall promptly be replaced by Tenant at Tenant’s expense with glass of the same kind, size and quality. With respect to the items for which Tenant is responsible described in this Paragraph 5.1(a), Landlord agrees to assign to Tenant on a non-exclusive basis (it being the intent that Landlord and Tenant be benefitted by such warranties) and to the extent assignable, any applicable warranties in favor of Landlord or its affiliates. To the extent any such warranties are not assignable, Landlord agrees to enforce such warranties for Tenant’s benefit. Notwithstanding the foregoing or anything to the contrary herein, Landlord shall perform and construct, and Tenant shall have no responsibility (1) to perform or construct, any repair, maintenance or improvements necessitated by the acts or omissions of Landlord or its agents,

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employees or contractors or (2) to pay for the same the extent Landlord has a right to and obtains reimbursement from others (and Landlord shall exercise commercially reasonable efforts to obtain such reimbursement).
(ii)Notwithstanding the foregoing, if Tenant determines in its reasonable, good faith discretion that: (a) a component of Tenant’s maintenance and repair obligations under Paragraph 5.1(a)(1) above (a “Tenant Work Component”) is in such a condition that a repair or replacement is required, (b) the cost to Tenant of performing a such repair or replacement (a “Tenant Repair/Maintenance Obligation”) will cost in excess of $120,000 in a calendar year (the “Threshold”), and (c) such repair or replacement of an individual Tenant Work Component constitutes a capital repair or capital improvement (a “Tenant Work Component Capital Repair”), then if Tenant desires to have Landlord advance some or all of the cost of such Tenant Work Component Capital Repair, before commencing such Tenant Work Component Capital Repair project, Tenant shall provide Landlord a reasonable prior written notice and a request for consent (a “Capital Repair Notice”), which shall include (i) a written report from a reputable physical inspection firm (which firm Landlord must have reasonably approved to prepare such report prior to commencing its work), detailing the reasons that Tenant believes the repair or replacement is required, (ii) a scope of work, specifications of such work and other critical details of such project (collectively, the “Scope of Work”) for the individual Tenant Work Component Capital Repair project, (iii) the estimated total cost of the work (the “Total Capital Costs”), and (iv) a request for Landlord to consent to advancing the cost thereof in accordance with Paragraph 5.1(a)(3) below. The following costs shall be excluded when calculating such Total Capital Costs with respect to the Threshold: (A) the cost of any system and equipment installed by Tenant; and (B) any incremental increase in cost in connection with installing a Tenant Work Component with a capacity, performance, quality, or efficiency that is in excess of the cost of installing a Tenant Work Component of comparable capacity, performance, quality, or efficiency to the one installed by Landlord pursuant to the Work Letter (i.e., the cost delta between the new, higher capacity, performance, quality, or efficiency Tenant Work Component and the old, lower capacity, performance, quality, or efficiency Tenant Work Component shall not contribute to the Threshold sum, but the total cost of a comparable lower capacity, performance, quality, or efficiency Tenant Work Component shall contribute to the Threshold sum). Notwithstanding the foregoing, Landlord shall have no obligation to consent thereto if any Tenant Work Component Capital Repair is triggered or primarily caused by (I) Tenant’s Alterations to the Leased Premises, (II) upgrades to the Leased Premises initiated by Tenant, (III) Tenant’s specific use of the Leased Premises, as opposed to office/R&D use in general, or (IV) Tenant’s failure to use or maintain the applicable Tenant Work Component in accordance with Paragraph 5.1(a)(1) above and the manufacturer’s recommendations or specifications, all of which capital expenditures shall be incurred by Tenant at its sole cost and expense.
(iii)Landlord’s consent shall be deemed given on the fifteenth (15th) business day following receipt of the Capital Repair Notice unless prior thereto, Landlord delivers to Tenant a written objection to the Tenant Work Component Capital Repair (including but not limited to the need therefor, the cost or scope thereof, the effect thereof on the Building Structure or Tenant Work Components, and whether the same is necessitated due to overuse or failure to maintain or other fault of Tenant or any of the Tenant Parties). In the event that Landlord’s consent is given, or is deemed given, or is compelled by the arbitration described

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below, then at Landlord’s option either Landlord will perform the Tenant Work Component Capital Repair, or Tenant may proceed with the Tenant Work Component Capital Repair and be reimbursed by Landlord, and in either case Landlord and Tenant shall share in the cost of the Tenant Work Component Capital Repair as follows: (a) the cost incurred by Landlord (directly and/or through reimbursement to Tenant), including interest at a rate equal to the Standard Interest Rate, shall be amortized by Landlord over the useful life of such Tenant Work Component Capital Repair as reasonably estimated by Landlord, and (b) the monthly amortized cost shall be added to and become a part of Additional Rent hereunder and shall be payable monthly until the earlier of (i) the date such cost has been fully amortized, and (ii) the end of the Lease Term (as the same may be extended).
(iv)If Landlord objects in accordance with Paragraph 5.1(a)(3) above, then the parties may attempt to meet and confer and reach agreement on all aspects of the Tenant Work Component Capital Repair to which Landlord objected. If the parties reach agreement, then they shall commit their agreement to writing and proceed in accordance with their written agreement. If they disagree and are unable to reach agreement, then Tenant shall have the right either (a) if Landlord’s objections are solely with respect to cost, to perform the Tenant Work Component Capital Repair but at the Total Capital Costs agreed to by Landlord, subject to Landlord and Tenant sharing in such cost as described in Paragraph 5.1(a)(2) above, and subject to Paragraph 5.1(a)(5) below, or (b) to elect to arbitrate the dispute. Any dispute or claim under Paragraph 5.1(a)(2) through Paragraph 5.1(a)(5) will be finally settled by binding arbitration in Santa Clara, California, in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall be a mutually acceptable, independent, unaffiliated, reputable third party contractor licensed in California having experience with similar repairs to similar office buildings in the Santa Clara and Sunnyvale area, who shall serve as the arbitrator with regard to the dispute and who shall issue a written decision on the need for the capital expenditure, scope of work, and cost thereof, to the extent such items are in dispute. Such written decision shall be issued by the arbitrator within fifteen (15) days of being the arbitrator being appointed. Landlord and Tenant shall share equally the cost of such arbitrator, whose decision shall be binding on the parties. If the parties do not agree on the appointment of the arbitrator, then either party, on behalf of both, may request appointment of such a qualified person by the then Presiding Judge of the California Superior Court having jurisdiction over the County of Santa Clara, and the other party shall not raise any question as to such Judge’s full power and jurisdiction to entertain the application for and make the appointment.
(v)In all cases, Tenant shall be responsible for obtaining all necessary governmental permits before commencing the Tenant Work Component Capital Repair, and shall perform and complete the applicable Tenant Work Component Capital Repair in compliance with applicable Law. Tenant shall be liable for any damage, loss or injury resulting from the Tenant Work Component Capital Repair.
(b)Landlord’s Obligation.
(i)Landlord shall, at all times during the Lease Term, maintain in good condition and repair the Common Areas (including the Exclusive Use Areas) except as

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provided in Paragraph 5.1(a) above), the foundation, footings, slabs, roof structure, and structural exterior walls of the Buildings (excluding paint and sealant). The provisions of this subparagraph (b) shall in no way limit the right of Landlord to charge to Tenant, as Additional Rent pursuant to Article 3, the costs incurred by Landlord in performing such maintenance and/or inspections, and/or in making such repairs or replacements; provided, however, that with respect to capital repairs and replacements, the cost incurred by Landlord, including interest at a rate equal to the Standard Interest Rate, shall be amortized by Landlord over the useful life of such capital repairs or replacements, as determined in accordance with GAAP, and the monthly amortized cost of such capital repairs or replacements as so amortized shall be considered a Property Maintenance Cost (as defined in Paragraph 13.12(c) below). Notwithstanding the foregoing, if repairs or replacements of any of the foregoing are necessitated by the negligence or willful misconduct of Tenant or any of the Tenant Parties, or Tenant’s breach of this Lease, Tenant shall reimburse to Landlord, promptly upon receipt of the applicable invoices, the cost incurred by Landlord in connection therewith. Landlord will ensure that Tenant has the benefit, on a non-exclusive basis with Landlord, of all applicable construction warranties in favor of Landlord.
(ii)Notwithstanding any provision in this Lease to the contrary, if Landlord shall fail to commence any repair obligations required under Paragraphs 5.1(b)(1) above within ten (10) business days following Tenant’s written request for such repairs and thereafter complete such repairs with commercially reasonable due diligence, or if Palo Alto Networks, Inc. (or a Permitted Assignee) is the Tenant hereunder and leases 100% of the Building and Landlord shall fail to commence any emergency repairs (i.e., repairs required to avoid imminent injury or damage or cessation of business) within five (5) business days following written notice from Tenant and thereafter complete such repairs with commercially reasonable due diligence, then Tenant may elect to make such repairs at Landlord’s expense by complying with the following provisions of this Paragraph 5.1(b)(2). Before making any such repair, and following the expiration of the applicable period set forth above, Tenant shall deliver to Landlord a notice for the need for such repair (“Self Help Notice”), which notice shall specifically advise Landlord that Tenant intends to exercise its self-help right hereunder. Should Landlord fail, within five (5) business days following receipt of the Self-Help Notice (or within two (2) business days following written notice in the event of necessary emergency repairs), to commence the necessary repair (or to make other reasonable arrangements), then Tenant shall have the right to make such repair on behalf of Landlord so long as such repair is performed in strict compliance with all Laws and Restrictions. In the event Tenant properly takes such action in accordance with this Paragraph 5.1(b)(2), and such work will affect the Building structure and/or materially affect the major Building systems, Tenant shall use only those contractors used or reasonably approved by Landlord in the Building for work on such structure or major systems unless such contractors are unwilling or unable to perform, or to timely and competitively perform, such work, in which event Tenant may utilize the services of any other licensed and qualified contractor which normally and regularly performs similar work in comparable buildings in the area of the Property. Tenant shall provide Landlord with a reasonably detailed invoice together with reasonable supporting evidence of the costs reasonably and actually incurred in performing such repairs. Landlord shall either reimburse Tenant for the reasonable costs of such repairs within thirty (30) days following receipt of Tenant’s invoice for such costs or deliver a written objection stating with specificity the reasons Landlord disputes Tenant’s

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actions or the costs incurred. If Landlord fails to either pay Tenant’s invoice within such thirty (30) day period or deliver a written objection, Tenant shall have the right to offset such costs against Base Monthly Rent next coming due under this Lease, in an amount each month not to exceed 40% of each payment of Base Monthly Rent, until fully paid. If Landlord delivers to Tenant, within thirty (30) days, a written objection to the payment of such invoice, setting forth Landlord’s reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive if the only objection is to the costs incurred), then Tenant shall not be entitled to offset any amount from rent, but as Tenant’s sole remedy, the dispute shall be resolved by arbitration pursuant to Paragraph 5.1(b)(iii) below. If Tenant prevails in the arbitration, the amount of the award shall include interest at the Default Interest Rate (from the time of each expenditure by Tenant until the date Tenant receives such amount by payment or offset) and reasonable attorneys’ fees and related costs. If Landlord fails to pay the amount of the award within thirty (30) days from the date of the award, the amount of the award, plus interest at the Default Interest Rate commencing on the 31st day after the award, may be deducted by Tenant from the Base Monthly Rent payments next due and owing under the Lease, in an amount each month not to exceed 40% of each payment of Base Monthly Rent, until fully paid. Tenant shall be responsible for obtaining any and all necessary governmental permits before commencing the repair work. Tenant shall be liable for any damage, loss or injury resulting from said work. If Landlord prevails in the arbitration, the amount of the award shall include reasonable attorneys’ fees and related costs and shall be deemed Additional Rent hereunder due and owing no later than thirty (30) days after the date of the award.
(iii)Any dispute or claim under Paragraph 5.1(b)(2) will be finally settled by binding arbitration in San Francisco, California, in accordance with the rules of the JAMS by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision.
5.2    Utilities. Tenant shall arrange at its sole cost and expense and in its own name, for the supply of water, gas, and electricity to the Leased Premises. Tenant shall be responsible for determining if the local supplier of water, gas and electricity can supply the needs of Tenant and whether or not the existing water, gas and electrical distribution systems within the Buildings and the Leased Premises are adequate for Tenant’s needs. Tenant shall be responsible for determining if the existing sanitary and storm sewer systems now servicing the Leased Premises and the Property are adequate for Tenant’s needs. Tenant shall pay all charges for water, gas, electricity and storm and sanitary sewer services as so supplied to the Leased Premises, irrespective of whether or not the services are maintained in Landlord’s or Tenant’s name.
5.3    Security. Tenant acknowledges that Landlord has not undertaken any duty whatsoever to provide security for the Leased Premises, the Buildings, the Common Areas (including the Exclusive Use Areas), the Property, or the Project and, accordingly, Landlord is not responsible for the security of same or the protection of Tenant’s property or any of the

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Tenant Parties from any cause whatsoever, including but not limited to criminal and/or terrorist acts. To the extent Tenant determines that such security or protection services are advisable or necessary, Tenant shall arrange for and pay the costs of providing same. In the event Landlord in its sole and absolute discretion agrees to provide any security services, whether it be guard service or access systems or otherwise, Landlord shall do so strictly as an accommodation to Tenant and Landlord shall have no liability whatsoever in connection therewith, whether it be for failure to maintain the secure access system, or for failure of the guard service to provide adequate security, or otherwise. Without limitation, Paragraph 8.1 below is intended by Tenant and Landlord to apply to this Paragraph 5.3.
5.4    Energy And Resource Consumption.
(a)Energy Consumption Reduction Efforts. Landlord may voluntarily cooperate in a reasonable manner with the efforts of governmental agencies and/or utility suppliers in reducing energy or other resource consumption within the Property. Tenant shall not be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of such cooperation. Tenant agrees at all times to cooperate fully with Landlord and to abide by all reasonable rules established by Landlord in order to comply with the reasonable recommendations of utility suppliers and governmental agencies regulating the consumption of energy and/or other resources. Except to the extent required by Law, Landlord’s rights and Tenant’s obligations hereunder shall not apply to the extent the same would unreasonably interfere with Tenant’s use of the Leased Premises or materially increase Tenant’s costs.
(b)Tenant Utility Usage Data Reporting. If Tenant is billed directly by a utility company with respect to Tenant’s electricity and natural gas/propane usage data at the Leased Premises, then, promptly following Landlord’s written request, Tenant shall provide its monthly electricity and natural gas/propane usage data for the Leased Premises to Landlord for the period of time requested by Landlord (in electronic or paper format) or, at Landlord’s option, provide any written authorization or other documentation required for Landlord to request information regarding Tenant’s electricity and natural gas/propane usage data with respect to the Leased Premises directly from the utility company.
5.5    Limitation Of Landlord’s Liability. Landlord shall not be liable to Tenant for injury to Tenant or any of the Tenant Parties, or damage to property of Tenant or any Tenant Parties (except to the extent of Landlord’s gross negligence, willful misconduct or knowing violation of this Lease), or loss of Tenant’s or any Tenant Parties’ business or profits, nor shall Tenant be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of (i) Landlord’s failure to provide security services or systems within the Property or the Project for the protection of the Leased Premises, the Buildings or the Common Areas, or the protection of Tenant’s property or any of the Tenant Parties, or (ii) Landlord’s failure to perform any maintenance or repairs to the Leased Premises, the Buildings, the Common Areas, the Property, or the Project until Tenant shall have first notified Landlord, in writing, of the need for such maintenance or repairs, and then only after Landlord shall have had a reasonable period of time following its receipt of such notice within which to perform such maintenance or repairs, or (iii) any failure, interruption, rationing or other curtailment in the supply of water, electric current, gas or other utility service to the Leased Premises, the Buildings, the Common Areas, the

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Property, or the Project from whatever cause (other than Landlord’s gross negligence, willful misconduct or knowing violation of this Lease), or (iv) the unauthorized intrusion or entry into the Leased Premises by third parties (other than Landlord).
Notwithstanding the foregoing, in the event that Tenant is prevented from using, and does not use, the Leased Premises or any portion thereof as a result of a Trigger Event (as defined below), then Tenant shall give Landlord written notice thereof and if such Trigger Event continues for five (5) consecutive business days (such period herein called the “Eligibility Period”), then Tenant’s Base Monthly Rent and Tenant’s obligation to pay Project Operating Expenses shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such period of time that Tenant continues to be so prevented from using, and does not actually use, the Leased Premises or a portion thereof, in the proportion that the rentable area of the portion of the Leased Premises that Tenant is prevented from using bears to the total rentable area of the Leased Premises. As used herein, the term “Trigger Event” means any of the following events: (1) any failure by Landlord to provide Tenant with access to the Leased Premises or the Project that materially impacts or interrupts Tenant’s use of the Leased Premises, unless such failure is a result of any Laws or Restrictions, (2) Landlord’s failure to perform Landlord’s repair and maintenance obligations hereunder if such failure continues beyond the applicable notice and cure period, if any, expressly set forth in this Lease, and (3) a disruption of utilities to the Leased Premises, and such disruption is caused solely by the intentional acts, negligence or willful misconduct of Landlord or any of Landlord’s Parties.
ARTICLE 6
ALTERATIONS AND IMPROVEMENTS

6.1    By Tenant. This Paragraph 6.1 does not relate to the Tenant Improvements installed in accordance with and pursuant to the Work Letter, but to alterations, modifications, and improvements made after the date the Tenant Improvements are substantially completed. Tenant shall not make any Non-Standard Improvements until Landlord shall have first approved, in writing, the plans and specifications therefor, which approval may be withheld in Landlord’s sole discretion as to modifications, alterations and/or improvements which affect the Building façade or structure, or materially adversely affect the Building’s systems, and otherwise such approval may be withheld in Landlord’s reasonable discretion. Landlord’s written approval shall, if applicable, also contain Landlord’s election to require Tenant to remove the subject Non-Standard Improvements at the expiration or earlier termination of this Lease, in which event Tenant shall be obligated to do so, subject to Paragraph 2.6 above. All modifications, alterations or improvements shall be made, constructed or installed by Tenant at Tenant’s expense (including all permit fees and governmental charges related thereto), using a licensed contractor first approved by Landlord which approval shall not be unreasonably withheld or delayed, in substantial compliance with the Landlord-approved plans and specifications therefor. All work undertaken by Tenant shall be done in accordance with all Laws and Restrictions and in a good and workmanlike manner using new (or reclaimed or recycled) materials of good quality. Tenant shall not commence the making of any such modifications or alterations or the construction of any such improvements until (i) any and all required governmental approvals and permits shall have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant shall have given Landlord at least five (5) business days prior written notice

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of its intention to commence such work so that Landlord may post and file notices of non-responsibility, and (iv) if requested by Landlord, Tenant shall have obtained contingent liability and broad form builder’s risk insurance in an amount satisfactory to Landlord in its reasonable discretion to cover any perils relating to the proposed work not covered by insurance carried by Tenant pursuant to Article 9. In no event shall Tenant make any modification, alterations or improvements whatsoever to the Common Areas (except the Exclusive Use Areas). As used in this Article, the term “modifications, alterations and/or improvements” shall include, without limitation, the installation of additional electrical outlets, overhead lighting fixtures, drains, sinks, partitions, doorways, or the like. Notwithstanding the foregoing, Tenant, without Landlord’s prior written consent, shall be permitted to make alterations to the Leased Premises which are not Non-Standard Improvements provided that: (a) Tenant shall timely provide Landlord the notices required pursuant to Paragraph 4.9 above, (b) Tenant shall have secured the approval of all governmental authorities and all permits required by governmental authorities having jurisdiction over such approvals and permits for such alterations, and shall provide copies of such approvals and permits to Landlord prior to commencing any work with respect to such alterations, (c) the cost of any such project does not exceed Two Hundred Thousand Dollars ($200,000) and not more than three (3) such projects are performed in any twelve (12) month period, and (d) Tenant shall notify Landlord in writing within thirty (30) days of completion of the alteration and deliver to Landlord a set of the plans and specifications therefor, either “as built” or marked to show construction changes made. In addition, Tenant may perform any cabling and cosmetic alterations not visible outside the Leased Premises without Landlord’s prior approval.
6.2    Ownership Of Improvements. All modifications, alterations and improvements made or added to the Leased Premises by Tenant (other than Tenant’s inventory, equipment, movable furniture, decorations, personal property, trade fixtures (“Tenant’s Property”)) shall be deemed real property and a part of the Leased Premises, but shall remain the property of Tenant during the Lease Term. Any such modifications, alterations or improvements, once completed, shall not be altered or removed from the Leased Premises during the Lease Term without Landlord’s written approval first obtained, to the extent required in accordance with the provisions of Paragraph 6.1 above. At the expiration or sooner termination of this Lease, all such modifications, alterations and improvements other than Tenant’s Property shall automatically become the property of Landlord and shall be surrendered to Landlord as part of the Leased Premises as required pursuant to Article 2, unless Landlord shall require Tenant to remove any of such modifications, alterations or improvements in accordance with Paragraph 6.1, in which case Tenant shall so remove same. Landlord shall have no obligations to reimburse Tenant for all or any portion of the cost or value of any such modifications, alterations or improvements so surrendered to Landlord. All modifications, alterations or improvements which are installed or constructed on or attached to the Leased Premises by Landlord and/or at Landlord’s expense shall be deemed real property and a part of the Leased Premises and shall be property of Landlord. All lighting, plumbing, electrical, HVAC fixtures, wall coverings and floor coverings installed by Tenant shall be deemed improvements to the Leased Premises and not trade fixtures of Tenant.
6.3    Alterations Required By Law.

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(a)Landlord at its sole cost shall make all modifications, alterations and improvements to the Building, the Property, or the Project, that are required by any governmental authority at any time due to the Landlord’s Work constructed by Landlord not having been in compliance with the Laws then applicable governing its construction.
(b)From and after the Lease Commencement Date, but in no event prior to Substantial Completion of the Landlord Work, Tenant at its sole cost shall make all modifications, alterations and improvements to the Leased Premises, the Building, the Common Areas, the Property, or the Project that are required by any Law because of (i) Tenant’s particular use or occupancy of the Leased Premises, the Building, the Common Areas, the Property, or the Project (as opposed to the Permitted Use generally), (ii) Tenant’s application for any permit or governmental approval, or (iii) Tenant’s making of any modifications, alterations or improvements to or within the Leased Premises.
(c)If Landlord shall, at any time during the Lease Term, be required by any governmental authority or Law to make any modifications, alterations or improvements to the Building, the Property, or the Project and the same is not Tenant’s responsibility under Paragraph 6.3(b) above, then Landlord shall do so and the cost incurred by Landlord in making such modifications, alterations or improvements, including interest at a rate equal to the Standard Interest Rate shall be amortized by Landlord over the useful life of such modifications, alterations or improvements, as determined in accordance with GAAP, and the monthly amortized cost of such modifications, alterations and improvements as so amortized shall be considered a Property Maintenance Cost (subject, if applicable, to Paragraph 13.12 below).
6.4    Liens. Tenant shall keep the Property and the Project and every part thereof free from any lien, and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant, its agents, employees or contractors relating to the Property. If any such claim of lien is recorded against Tenant’s interest in this Lease, the Property or any part thereof, Tenant shall bond against, discharge or otherwise cause such lien to be entirely released within thirty (30) days after the same has been recorded. Tenant’s failure to do so shall be conclusively deemed a material default under the terms of this Lease.
ARTICLE 7
ASSIGNMENT AND SUBLETTING BY TENANT

7.1    By Tenant. Tenant shall not sublet the Leased Premises or any portion thereof or assign its interest in this Lease, or permit the occupancy of the Premises by other than Tenant, whether voluntarily or by operation of Law, without Landlord’s prior written consent which shall not be unreasonably withheld and shall be given within the time periods set forth in Paragraph 7.3 below. Any attempted subletting or assignment, or occupancy of the Leased Premises by other than Tenant, without Landlord’s prior written consent, at Landlord’s election, shall constitute a default by Tenant under the terms of this Lease. The acceptance of rent by Landlord from any person or entity other than Tenant, or the acceptance of rent by Landlord from Tenant with knowledge of a violation of the provisions of this paragraph, shall not be deemed to be a waiver by Landlord of any provision of this Article or this Lease or to be a consent to any subletting by Tenant or any assignment of Tenant’s interest in this Lease. Without limiting the

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circumstances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:
(a)the proposed assignee or sublessee is a governmental agency;
(b)in Landlord’s reasonable judgment, the use of the Leased Premises by the proposed assignee or sublessee would involve occupancy other than for a Permitted Use;
(c)the proposed assignee or sublessee (or any of its affiliates) has filed for bankruptcy protection, has been the subject of an involuntary bankruptcy, or has been adjudged insolvent;
(d)Landlord (or any of its affiliates) is in litigation with the proposed assignee or sublessee (or any of their affiliates);
(e)in Landlord’s reasonable judgment, the Leased Premises, or the relevant part thereof, will be used in a manner that will violate any negative covenant as to use contained in this Lease;
(f)the use of the Leased Premises by the proposed assignee or sublessee will violate any Law or Restriction;
(g)the proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this Article 7; or
(h)Tenant is in monetary or material non-monetary default of any obligation of Tenant under this Lease with respect to which it has received written notice from Landlord.
7.2    Merger, Reorganization, or Sale of Assets.
(a)Subject to Paragraphs 7.2(b) and 7.8 below: Any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or other transfer in the aggregate over the Lease Term of a controlling percentage of the capital stock of or other equity interests in Tenant, or the sale or transfer of all or a substantial portion of the assets of Tenant, shall be deemed a voluntary assignment of Tenant’s interest in this Lease, and any transferee of this Lease as a result thereof shall be an assignee of this Lease (any sale of all or substantially all of the assets of Tenant where the transferee or purchaser assumes all of Tenant’s obligations under this Lease, and any other transaction described in this sentence, other than a dissolution or reorganization in bankruptcy shall be a “Permitted Transaction”). The phrase “controlling percentage” means the direct or indirect ownership of or right to vote stock or membership interests possessing more than fifty percent of the total combined voting power of all classes of Tenant’s membership interests or capital stock issued, outstanding and entitled to vote for the election of directors, or, in the case of a limited liability company, managers. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of Law, of any

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general partner, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant’s interest in this Lease.
(b)Notwithstanding anything in this Lease to the contrary, Tenant may, without Landlord’s prior written consent, (x) engage in a Permitted Transaction or (y) sublet the Leased Premises or assign this Lease to a “Permitted Transferee,” defined herein as (i) a subsidiary, affiliate, division, corporation or joint venture controlling, controlled by or under common control with Tenant, (ii) a successor entity resulting from a merger, consolidation, or nonbankruptcy reorganization by Tenant, or (iii) a purchaser of substantially all of Tenant’s assets. Paragraphs 7.4 and 7.5 shall not be applicable to a Permitted Transferee or a Permitted Transaction. A Permitted Transferee who is an assignee is sometimes defined herein as a “Permitted Assignee.” In all events, Tenant shall remain fully liable under this Lease.
7.3    Landlord’s Election. Except as provided for in Paragraph 7.2 above, if Tenant shall desire to assign its interest under the Lease or to sublet the Leased Premises, Tenant must notify Landlord, in writing, of such sublease or assignment and provide an executed copy thereof to Landlord at least 20 days in advance of the commencement date of such sublease or assignment but not sooner than one hundred eighty (180) days in advance of such date, specifying in detail the terms of such proposed assignment or subletting, including the name of the proposed assignee or sublessee, the proposed assignee’s or sublessee’s intended use of the Leased Premises, current financial statements (including a balance sheet, income statement and statement of cash flow, all prepared in accordance with GAAP; provided, however, that, if applicable with respect to a proposed sublessee, during any period that the proposed sublessee actually does not prepare its financial statements in accordance with GAAP, then financial statements prepared and reviewed by a reputable, third-party, independent certified public accountant shall suffice) of such proposed assignee or sublessee, and such other information as Landlord may reasonably request. Such executed sublease or assignment shall be conditioned upon any required Landlord consent. Landlord shall have a period of ten (10) business days following receipt of such notice and the required information within which to do one of the following: (i) consent to such requested assignment or subletting subject to Tenant’s compliance with the conditions set forth in Paragraph 7.4 below, or (ii) refuse to so consent to such requested assignment or subletting, provided that such consent shall not be unreasonably refused. During such ten (10) business day period, Tenant covenants and agrees to supply to Landlord, upon request, all necessary or relevant information which Landlord may reasonably request respecting such proposed assignment or subletting and/or the proposed assignee or sublessee. If Landlord fails to respond by the end of such ten (10) business day period to Tenant’s request for consent to any proposed Transfer, Tenant may send a second (2nd) request to Landlord, which request must contain the following inscription, in 14 point font and bold faced lettering: “SECOND NOTICE DELIVERED PURSUANT TO PARAGRAPH 7.3 OF LEASE—FAILURE TO TIMELY RESPOND WITHIN FIVE (5) BUSINESS DAYS SHALL RESULT IN DEEMED APPROVAL OF ASSIGNMENT OR SUBLEASE.” If Tenant sends such a second request, and Landlord fails to respond within five (5) business days after its receipt of same, the proposed assignment or subletting shall be deemed approved.
7.4    Conditions To Landlord’s Consent. If Landlord elects to consent, or shall have been ordered to so consent by a court of competent jurisdiction, to such requested assignment or

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subletting, such consent shall be expressly conditioned upon the occurrence of each of the conditions below set forth, and any purported assignment or subletting made or ordered prior to the full and complete satisfaction of each of the following conditions shall be void and, at the election of Landlord, which election may be exercised at any time following such a purported assignment or subletting but prior to the satisfaction of each of the stated conditions, shall constitute a material default by Tenant under this Lease until cured by satisfying in full each such condition by the assignee or sublessee. The conditions are as follows:
(a)Landlord having approved in form and substance the assignment or sublease agreement and any ancillary documents, which approval shall not be unreasonably withheld by Landlord if the requirements of this Article 7 are otherwise complied with.
(b)Each such sublessee or assignee having agreed, in writing satisfactory to Landlord and its counsel and for the benefit of Landlord, to assume, to be bound by, and to perform the obligations of this Lease to be performed by Tenant which relate to space being subleased (excluding those obligations that Tenant has agreed to retain in the applicable assignment or sublease).
(c)Tenant not being in monetary or material non-monetary default of its obligations under the terms of this Lease (with respect to which it has received a written notice from Landlord) through and including the date of such assignment or subletting.
(d)Tenant having reimbursed to Landlord all reasonable costs and reasonable attorneys’ fees incurred by Landlord in conjunction with the processing and documentation of any such requested subletting or assignment (not to exceed $2,000 per request for sublease consent). Tenant shall be obligated to so reimburse Landlord whether or not such subletting or assignment is completed.
(e)Tenant having delivered to Landlord a complete and fully-executed duplicate original of such sublease agreement or assignment agreement (as applicable) and all related agreements.
(f)Tenant having paid, or having agreed in writing to pay as to future payments, to Landlord fifty percent (50%) of all assignment consideration or excess rentals paid to Tenant or to any other on Tenant’s behalf or for Tenant’s benefit for such assignment or subletting as follows:
(i)If Tenant assigns its interest under this Lease, that Tenant shall have paid to Landlord and Landlord shall have received an amount equal to fifty percent (50%) of the assignment consideration so paid; or
(ii)If Tenant assigns its interest under this Lease and if Tenant is to receive all or a portion of the consideration for such assignment in future installments, that Tenant and Tenant’s assignee shall have entered into a written agreement with and for the benefit of Landlord satisfactory to Landlord and its counsel whereby Tenant and Tenant’s assignee jointly agree to pay to Landlord an amount equal to fifty percent (50%) of all such future

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assignment consideration installments paid by such assignee as and when such assignment consideration is so paid; or
(iii)If Tenant subleases the Leased Premises, that Tenant and Tenant’s sublessee shall have entered into a written agreement with and for the benefit of Landlord satisfactory to Landlord and its counsel whereby Tenant and Tenant’s sublessee jointly agree to pay to Landlord fifty percent (50%) of all excess rentals paid by such sublessee.
7.5    Assignment Consideration And Excess Rentals Defined. For purposes of this Article, including any amendment to this Article by way of addendum or other writing: (i) the term “assignment consideration” shall mean all consideration paid by the assignee to Tenant or to any other party on Tenant’s behalf or for Tenant’s benefit as consideration for such assignment, without deduction for any costs or expenses incurred by Tenant in connection with such assignment, except that Tenant may deduct third party, market rate leasing commissions and legal fees paid, and tenant improvement costs incurred, in connection with the assignment, in which case the amount thereof may be deducted with the balance to be paid to Landlord, and (ii) the term “excess rentals” shall mean all consideration paid by the sublessee to Tenant or to any other party on Tenant’s behalf or for Tenant’s benefit for the sublease of all or any part of the Leased Premises in excess of the rent due to Landlord under the terms of this Lease for the portion subleased for the same period, without deduction for any costs or expenses incurred by Tenant in connection with such sublease, except that Tenant may deduct third party, market rate leasing commissions and legal fees paid, and tenant improvement costs incurred, in connection with the sublease, in which case the amount thereof may be deducted with the balance to be paid to Landlord. Tenant agrees that the portion of any assignment consideration and/or excess rentals arising from any assignment or subletting by Tenant which is to be paid to Landlord pursuant to this Article now is and shall then be the property of Landlord and not the property of Tenant.
7.6    Payments. All payments required by this Article to be made to Landlord shall be made in cash or other good funds in full as and when they become due. At the time Tenant, Tenant’s assignee or sublessee makes each such payment to Landlord, Tenant or Tenant’s assignee or sublessee, as the case may be, shall deliver to Landlord an itemized statement in reasonable detail showing the method by which the amount due Landlord was calculated and certified by the party making such payment as true and correct.
7.7    Good Faith. The rights granted to Tenant by this Article are granted in consideration of Tenant’s express covenant, which Tenant hereby makes, that all pertinent allocations which are made by Tenant between the rental value of the Leased Premises and the value of any of Tenant’s personal property which may be conveyed or leased (or services provided) generally concurrently with and which may reasonably be considered a part of the same transaction as the permitted assignment or subletting shall be made fairly, honestly and in good faith.
7.8    Effect Of Landlord’s Consent. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay rent and to perform all of the other obligations to be performed by Tenant hereunder, and Tenant hereby agrees as follows in connection with any assignment of this Lease:

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(a)The liability of the “Assigning Tenant” under this Lease (defined herein as Palo Alto Networks, Inc. and any assignee(s) who further assign(s) this Lease) shall be primary, and in any right of action which shall accrue to Landlord under this Lease, Landlord may, at its option, proceed against the Assigning Tenant without having commenced any action or obtained any judgment against an assignee. The Assigning Tenant further agrees that it may be joined in any action against an assignee in connection with the said obligations of assignee and recovery may be had against the Assigning Tenant in any such action. The Assigning Tenant hereby expressly waives the benefits and defenses under California Civil Code Sections 2821, 2839, 2847, 2848, 2849 and 2855 to the fullest extent permitted by applicable law.
(b)If an assignee is in default of its obligations under this Lease, Landlord may proceed against the Assigning Tenant, the assignee, or both, or any prior Assigning Tenants (it being agreed that no Assigning Tenant shall be relieved of liability, and that the liability of all Assigning Tenants shall be joint and several), or Landlord may enforce against the Assigning Tenant(s) or the assignee any rights that Landlord has under the Lease, in equity or under applicable law. If the Lease terminates due to an assignees default or bankruptcy or similar debtor protection law, Landlord may enforce this Lease against the Assigning Tenant(s), even if Landlord would be unable to enforce it against the assignee. The Assigning Tenant specifically agrees and understands that Landlord may proceed forthwith and immediately against an assignee or against the Assigning Tenant(s) following any default by an assignee. The Assigning Tenant(s) hereby waives all benefits and defenses under California Civil Code Sections 2845, 2848, 2849 and 2850, including without limitation: (i) the right to require Landlord to proceed against an assignee, proceed against or exhaust any security that Landlord holds from an assignee or pursue any other remedy in Landlord’s power; (ii) any defense to its obligations hereunder based on the termination or limitation of an assignee’s liability; and (iii) all notices of the existence, creation, or incurring of new or additional obligations. Landlord shall have the right to enforce this Lease regardless of the release or discharge of an assignee by Landlord or by operation of any law relating to protection of debtors, bankruptcy, assignments for the benefit of creditors, or insolvency.
(c)The obligations of the Assigning Tenant(s) under this Lease shall remain in full force and effect and the Assigning Tenant(s) shall not be discharged or limited by any of the following events with respect to an assignee or the Assigning Tenant(s): (i) insolvency, bankruptcy, reorganization arrangement, adjustment, composition, assignment for the benefits of creditors, liquidation, winding up or dissolution (each a “Financial Proceeding”); of (ii) any merger, acquisition, consolidation or change in entity structure, or any sale, lease, transfer, or other disposition of any entity’s assets, or any sale or other transfer of interests in the entity (each an “Event of Reorganization”); or (iii) any sale, exchange, assignment, hypothecation or other transfer, in whole or in part, of Landlord’s interest in the Leased Premises or the Lease. Without limiting the foregoing, the Assigning Tenant(s) hereby expressly waives the benefits and defenses under any statute or judicial decision (including but not limited to the case styled In Re Arden, 176 F. 3d 1226 (9th Cir. 1999)) that would otherwise (i.e., were it not for such waiver) permit the Assigning Tenant(s) to claim or obtain the benefit of any so called “capped claim” available to an assignee in any Financial Proceeding. If all or any portion of the obligations guaranteed hereunder are paid or performed and all or any part of such payment or performance is avoided or recovered, directly or indirectly, from Landlord as a preference, fraudulent transfer

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or otherwise, then the Assigning Tenant(s)’ obligations hereunder shall continue and remain in full force and effect as to any such avoided or recovered payment or performance.
(d)The provisions of this Lease may be changed by agreement between Landlord and an assignee without the consent of or notice to the Assigning Tenant(s). This Lease may be assigned by Landlord or an assignee, and the Leased Premises, or a portion thereof, may be sublet by an assignee, all in accordance with the provisions of this Lease, without the consent of or notice to the Assigning Tenant(s). The Assigning Tenant(s) shall remain primarily liable for the performance of the Lease so assigned. Without limiting the generality of the foregoing, the Assigning Tenant(s) waives the rights and benefits of California Civil Code Sections 2819 and 2820 with respect to any change to the Lease between Landlord and an assignee, and agrees that by doing so the Assigning Tenant(s)’s liability shall continue even if (i) Landlord and an assignee alter any Lease obligations, or (ii) the Assigning Tenant(s)’s remedies or rights against an assignee are impaired or suspended without the Assigning Tenant(s)’s consent by such alteration of Lease obligations.
Consent by Landlord to one or more assignments of Tenant’s interest in this Lease or to one or more sublettings of the Leased Premises shall not be deemed to be a consent to any subsequent assignment or subletting. No subtenant shall have any right to assign its sublease or to further sublet any portion of the sublet premises or to permit any portion of the sublet premises to be used or occupied by any other party. No sublease may be terminated or modified during any period that Tenant is in monetary or material non-monetary default under this Lease, without Landlord’s prior written consent. If Landlord shall have been ordered by a court of competent jurisdiction to consent to a requested assignment or subletting, or such an assignment or subletting shall have been ordered by a court of competent jurisdiction over the objection of Landlord, such assignment or subletting shall not be binding between the assignee (or sublessee) and Landlord until such time as all conditions set forth in Paragraph 7.4 above have been fully satisfied (to the extent not then satisfied) by the assignee or sublessee, including, without limitation, the payment to Landlord of all agreed assignment considerations and/or excess rentals then due Landlord. Upon a default while a sublease is in effect, Landlord may collect directly from the sublessee all sums becoming due to Tenant under the sublease and apply this amount against any sums due Landlord by Tenant, and Tenant authorizes and directs any sublessee to make payments directly to Landlord upon notice from Landlord. No direct collection by Landlord from any sublessee shall constitute a novation or release of Tenant or any guarantor, a consent to the sublease or a waiver of the covenant prohibiting subleases.
ARTICLE 8
LIMITATION ON LANDLORD’S LIABILITY AND INDEMNITY

8.1    Limitation On Landlord’s Liability And Release. Landlord shall not be liable to Tenant for, and Tenant hereby releases and waives all claims and rights of recovery against Landlord and its partners, principals, members, managers, officers, agents, employees, lenders, attorneys, contractors, invitees, consultants, predecessors, successors and assigns (including without limitation prior and subsequent owners of the Property or the Project or portions thereof) (collectively, the “Landlord Indemnitees”) from, any and all liability, whether in contract, tort or on any other basis, for any injury to or any damage sustained by Tenant or any of the Tenant

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Parties, any damage to property of Tenant or any of the Tenant Parties, or any loss to business, loss of profits or other financial loss of Tenant or any of the Tenant Parties resulting from or attributable to the condition of, the management of, the repair or maintenance of, the protection of, the supply of services or utilities to, the damage in or destruction of the Leased Premises, the Buildings, the Property, the Project, or the Common Areas, including without limitation (i) the failure, interruption, rationing or other curtailment or cessation in the supply of electricity, water, gas or other utility service to the Property, the Buildings or the Leased Premises; (ii) the vandalism or forcible entry into the Buildings or the Leased Premises; (iii) the penetration of water into or onto any portion of the Leased Premises; (iv) the failure to provide security and/or adequate lighting in or about the Property, the Buildings or the Leased Premises, (v) the existence of any design or construction defects within the Property, the Buildings or the Leased Premises; (vi) the failure of any mechanical systems to function properly (such as the HVAC systems); (vii) the blockage of access to any portion of the Property, the Buildings or the Leased Premises, except that Tenant does not so release Landlord from such liability to the extent such damage was caused by the gross negligence or willful misconduct of Landlord or any of Landlord’s Parties, or Landlord’s failure to perform an obligation expressly undertaken by Landlord pursuant to this Lease after a reasonable period of time shall have lapsed following receipt of written notice from Tenant to so perform such obligation. In this regard, Tenant acknowledges that it is fully apprised of the provisions of Law relating to releases, and particularly to those provisions contained in Section 1542 of the California Civil Code which reads as follows:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
Notwithstanding such statutory provision, and for the purpose of implementing a full and complete release and discharge, Tenant hereby (i) waives the benefit of such statutory provision and (ii) acknowledges that, subject to the exceptions specifically set forth herein, the release and discharge set forth in this paragraph is a full and complete settlement and release and discharge of all claims and is intended to include in its effect, without limitation, all claims which Tenant, as of the date hereof, does not know of or suspect to exist in its favor.
8.2    Tenant’s Indemnification Of Landlord.
(a)Tenant shall defend with competent counsel satisfactory to Landlord any claims made or legal actions filed or threatened against the Landlord Indemnitees with respect to the violation of any Law, or the death, bodily injury, personal injury, property damage, or interference with contractual or property rights suffered by any third party occurring within the Leased Premises or resulting from the use or occupancy by Tenant or any of the Tenant Parties of the Leased Premises, the Buildings or the Common Areas, or resulting from the activities of Tenant or any of the Tenant Parties in or about the Leased Premises, the Buildings, the Common Areas, the Property, or the Project, and Tenant shall indemnify and hold the Landlord Indemnitees harmless from any loss liability, penalties, or expense whatsoever (including any loss attributable to vacant space which otherwise would have been leased, but for such activities)

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resulting therefrom, except to the extent caused by the negligence or willful misconduct of Landlord, its agents or contractors or Landlord’s violation of its obligations under this Lease. This indemnity agreement shall survive the expiration or sooner termination of this Lease.
(b)Notwithstanding the foregoing Paragraph 8.2(a) and any other provision of this Lease to the contrary, during the Construction Period only, the following provisions shall be applicable:
(i)with respect to any indemnity obligation of Tenant arising at any time during the Construction Period only, (A) the term “Landlord Indemnitees” shall mean and shall be limited to Santa Clara Campus Property Owner I LLC, a Delaware limited liability company (or any entity that that succeeds to Santa Clara Campus Property Owner I LLC’s interest as Landlord under the Lease) and shall not include any other person or entity; provided, however, that Landlord may include in any claim owed by Tenant to it any amount which Landlord shall pay or be obligated to indemnify any other person or entity, and (B) any indemnity obligation shall be limited to losses caused by, or arising as a result of any act or failure to act of, Tenant or Tenant’s employees, agents or contractors;
(ii)during the Construction Period only, Tenant’s liability under this Lease for (A) Tenant’s actions or failures to act under the Lease, including, without limitation, Tenant’s indemnity obligations, plus (B) Base Monthly Rent and Additional Rent (as a consequence of Tenant Delay), plus (C) any and all other costs payable to Landlord or otherwise payable by Tenant under this Lease, which amount shall calculated to include (i) the accreted value of any payments previously made by Tenant plus (ii) the present value of the maximum amount that Tenant could be required to pay as of that point in time (whether or not construction is completed) discounted at Tenant’s incremental borrowing rate used to classify the Lease under ASC 840 (FAS 13), shall be limited to 89.9% of Landlord’s Project Costs determined as of the date of Landlord’s claim for such amount owed by Tenant. As used herein, “Landlord’s Project Costs” shall mean the amount capitalized in the Property by Landlord in accordance with GAAP, plus other costs related to the Property paid by Landlord to third parties other than lenders or owners of Landlord (excluding land acquisition costs, but including land carrying costs, such as interest or ground rent incurred during the Construction Period, and all costs incurred by Landlord in connection with the development and construction of the Landlord Work); and
(iii)Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to pay for Construction Period Costs (as defined below) during the Construction Period. Any Construction Period Costs paid by Landlord or which Tenant is responsible for during the Construction Period shall be amortized on a straight line basis over the first five (5) years of the Lease Term (commencing after the expiration of the Construction Period) with interest at 8% per annum as Additional Rent, and such amounts will be payable by Tenant monthly at the same time and place as Base Monthly Rent commencing on the later of the expiration of the Construction Period or the Lease Commencement Date; provided, however, that in no event shall Landlord deliver such invoice to Tenant prior to the expiration of the Construction Period. As used herein, the term “Construction Period Costs” shall mean the following costs incurred for the Buildings and the Property during the Construction Period that are the responsibility of Tenant elsewhere under this Lease (including the Work Letter): costs

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arising from (A) utilities and insurance, (B) any amount owed to Landlord pursuant to any indemnification obligation on the part of Tenant in favor of Landlord (with the parties agreeing that, during the Construction Period, Tenant’s indemnification obligation shall be limited as set forth in Paragraph 8.2(b)(ii) above), to the extent such indemnification obligation constitutes part of Landlord’s Project Costs, or (C) any and all other costs payable to Landlord or otherwise payable by Tenant under this Lease, including payments arising from a default by Tenant, to the extent such costs (including payments arising from a default by Tenant) constitute part of Landlord’s Project Costs.
For the avoidance of doubt, Landlord and Tenant agree that:
(x)no claim by Landlord for Tenant’s repudiation of this Lease at any time shall be limited under this Section 8.2(b); and
(y)for any claim other than under clause (x) above, if during the Construction Period Landlord makes any claim for any anticipatory breach by Tenant of any obligation under this Lease owed to Landlord for any period after the Construction Period and the amount payable by Tenant for such claim is limited by the provisions of clause (ii) above, the entire amount (to the extent not theretofore paid) shall be payable promptly after the Construction Period.
8.3    Landlord’s Indemnification Of Tenant. Landlord shall indemnify and hold Tenant harmless from any loss liability, penalties, or expense whatsoever (including but not limited to reasonable attorneys’ fees) resulting from the gross negligence or willful misconduct of Landlord at or with respect to the Property or Landlord’s knowing breach of this Lease, except to the extent caused by the negligence or willful misconduct of Tenant. This indemnity agreement shall survive the expiration or sooner termination of this Lease.
ARTICLE 9
INSURANCE

[TENANT’S ARTICLE 9 COMMENTS ARE UNDER REVIEW BY LANDLORD’S INSURANCE CONSULTANT]
9.1    Tenant’s Insurance. Tenant shall maintain insurance complying with all of the following:
(a)Tenant shall procure, pay for and keep in full force and effect, at all times during the Lease Term, the following:
(i)Commercial general liability insurance insuring Tenant against liability for personal injury, bodily injury, death and damage to property occurring within the Leased Premises, or resulting from Tenant’s use or occupancy of the Leased Premises, the Buildings, the Common Areas, the Property, or the Project, or resulting from Tenant’s activities in or about the Leased Premises, the Property, or the Project, with coverage in an amount equal to Tenant’s Required Liability Coverage (as set forth in Article 1), which insurance shall contain “blanket contractual liability” and “broad form property damage” endorsements insuring Tenant’s performance of Tenant’s obligations to indemnify Landlord as contained in this Lease.

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(ii)Fire and property damage insurance in “special form” coverage insuring Tenant against loss from physical damage to Tenant’s personal property, inventory, trade fixtures and improvements within the Leased Premises with coverage for the full actual replacement cost thereof;
(iii)Business income/extra expense insurance sufficient to pay Base Monthly Rent and Additional Rent for a period of not less than twelve (12) months;
(iv)Plate glass insurance, at actual replacement cost;
(v)[Reserved]
(vi)Product liability insurance (including, without limitation, if food and/or beverages are distributed, sold and/or consumed within the Leased Premises, to the extent obtainable, coverage for liability arising out of the distribution, sale, use or consumption of food and/or beverages (including alcoholic beverages, if applicable) at the Leased Premises for not less than Tenant’s Required Liability Coverage (as set forth in Article 1);
(vii)Workers’ compensation insurance (statutory coverage) with employer’s liability in amounts not less than $1,000,000 insurance sufficient to comply with all laws; and
(viii)With respect to making of any alterations or modifications or the construction of improvements or the like undertaken by Tenant, course of construction, commercial general liability, automobile liability and workers’ compensation (to be carried by Tenant’s contractor), in an amount and with coverage reasonably satisfactory to Landlord and appropriate to the scope of the alterations, modifications, and improvements.
(b)Each policy of liability insurance required to be carried by Tenant pursuant to this paragraph or actually carried by Tenant with respect to the Leased Premises, the Property, or the Project: (i) shall with respect to insurance required by subparagraph (a) above, name Landlord, and such others as are designated by Landlord, as additional insureds; (ii) [reserved]; (iii) shall be primary insurance providing that the insurer shall be liable for the full amount of the loss, up to and including the total amount of liability set forth in the declaration of coverage, without the right of contribution from or prior payment by any other insurance coverage of Landlord; (iv) [reserved]; (v) shall be carried with companies with Best’s ratings of at least A and VII; and (vi) shall contain a so-called “severability” or “cross liability” endorsement. Each policy of property insurance maintained by Tenant with respect to the Leased Premises, the Property, or the Project or any property therein shall contain a waiver and/or a permission to waive by the insurer of any right of subrogation against Landlord, its partners, principals, members, managers, officers, employees, agents and contractors, which might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its partners, principals, members, managers, officers, employees, agents and contractors.
(c)Prior to the time Tenant or any of its contractors enters the Leased Premises, Tenant shall deliver to Landlord, with respect to each policy of insurance required to be carried by Tenant pursuant to this Article, a certificate of the insurer certifying in form

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satisfactory to Landlord that a policy has been issued, premium paid, providing the coverage required by this Paragraph and containing the provisions specified herein. Landlord may, at any time and from time to time, inspect and/or copy any and all insurance policies required to be carried by Tenant pursuant to this Article. If Landlord’s Lender or insurance consultant reasonably determines at any time that the amount of coverage set forth in Paragraph 9.1(a) for any policy of insurance Tenant is required to carry pursuant to this Article is not adequate, then Tenant shall increase the amount of coverage for such insurance to such greater amount as Landlord’s Lender or insurance consultant reasonably deems adequate; provided, however, that with respect to increases determined by Landlord’s insurance consultant, such coverage need not be increased (i) during the first five (5) years of the Lease Term, or (ii) at any time above levels then generally being required in new leases of comparable buildings in the cities of Santa Clara or Sunnyvale. In the event Tenant does not maintain said insurance, Landlord may, in its sole discretion and without waiving any other remedies hereunder, procure said insurance and Tenant shall pay to Landlord as additional rent the cost of said insurance plus a ten percent (10%) administrative fee.
9.2    Landlord’s Insurance. With respect to insurance maintained by Landlord:
(a)Landlord shall maintain, as the minimum coverage required of it by this Lease, fire and property damage insurance in so-called special form coverage insuring Landlord (and such others as Landlord may designate) against loss from physical damage to the Buildings with coverage of not less than one hundred percent (100%) of the full actual replacement cost thereof and against loss of rents for a period of not less than six months. Such fire and property damage insurance: (i) shall be written in so-called “all risk” form, excluding only those perils commonly excluded from such coverage by Landlord’s then property damage insurer; (ii) shall provide coverage for physical damage to the improvements so insured for up to the entire full actual replacement cost thereof; (iii) may be endorsed to cover loss or damage caused by any additional perils against which Landlord may elect to insure, including earthquake and/or flood; and/or (iv) may provide coverage for loss of rents for a period of up to twelve months. Landlord shall not be required to cause such insurance to cover any of Tenant’s Property, or any modifications, alterations, or improvements made or constructed by Tenant to or within the Leased Premises. Landlord shall use commercially reasonable efforts to obtain such insurance at competitive rates.
(b)Landlord shall maintain commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death, and damage to property occurring in, on or about, or resulting from the use or occupancy of the Property, or any portion thereof, with combined single limit coverage of at least Ten Million Dollars ($10,000,000). Landlord may carry such greater coverage as Landlord or Landlord’s Lender, insurance broker, advisor or counsel may from time to time determine is reasonably necessary for the adequate protection of Landlord, the Property, and the Project.
(c)Landlord may maintain boiler and machinery insurance to limits sufficient to restore the Buildings.
(d)Landlord may maintain any other insurance which in the opinion of its insurance broker, advisor or legal counsel is prudent to carry under the given circumstances,

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provided such insurance is commonly carried by owners of property similarly situated and operating under similar circumstances.
9.3    Mutual Waiver Of Subrogation. Notwithstanding anything to the contrary in this Lease, Landlord hereby releases Tenant, and Tenant hereby releases Landlord and its respective partners, principals, members, managers, shareholders, directors, officers, agents, employees, servants, and subtenants from any and all liability for loss, damage or injury to the property of the other in or about the Leased Premises, the Property, or the Project which is caused by or results from a peril or event or happening which is covered by insurance actually carried and in force at the time of the loss by the party sustaining such loss, or which is required to be insured against under this Lease, without regard to the negligence of the entities so released. All of Landlord’s and Tenant’s repair and indemnity obligations under this Lease shall be subject to the mutual releases contained in this Paragraph 9.3.
ARTICLE 10
DAMAGE TO LEASED PREMISES

10.1    Landlord’s Duty To Restore. If the Leased Premises, the Buildings or the Common Area are damaged by any peril after the Effective Date of this Lease, Landlord shall restore the same, as and when required by this paragraph, unless this Lease is terminated by Landlord pursuant to Paragraph 10.3 or by Tenant pursuant to Paragraph 10.4. If this Lease is not so terminated, then upon the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Leased Premises, the Buildings or the Common Area, as the case may be, to the extent then allowed by law, to substantially the same condition in which it existed as of the Lease Commencement Date. Landlord’s obligation to restore shall be limited to the improvements constructed by Landlord. Landlord shall have no obligation to restore any alterations, modifications or improvements made by Tenant to the Leased Premises or any of Tenant’s personal property, inventory or trade fixtures. Upon completion of the restoration by Landlord, Tenant may replace or fully repair Tenant’s Property.
10.2    Insurance Proceeds. All insurance proceeds available from the fire and property damage insurance carried by Landlord shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Paragraph 10.3 or 10.4, all insurance proceeds available from insurance carried by Tenant which cover loss of Tenant’s Property shall be paid to and become the property of Tenant. With respect to insurance proceeds payable under Tenant’s insurance policies for damage or destruction to the Tenant Improvements, Landlord and Tenant shall share such proceeds in accordance with their relative contributions to the initial cost thereof. For example, if the Tenant Improvements were to cost a total of $120 per rentable square foot, and Landlord were to have contributed a total of $60 per rentable square foot on the Tenant Improvements, then Landlord and Tenant would share such proceeds equally.
10.3    Landlord’s Right To Terminate. Landlord shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage or destruction:

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(a)Building F is damaged by any peril covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction (or any insurance Landlord was required to carry pursuant to the terms of this Lease) to such an extent that either (i) the estimated cost to restore the Building exceeds fifty percent of the then actual replacement cost thereof or (ii) any shortfall in insurance proceeds exceed ten percent (10%) of the then actual replacement cost of the Building (the “Shortfall Cap”). Notwithstanding the foregoing, Tenant may override Landlord’s election to terminate the Lease pursuant to clause (ii) above if Tenant shall agree in writing within ten (10) days after receipt of Landlord’s notice electing to terminate this Lease to pay any costs of restoration to the extent such costs exceed the Shortfall Cap (the “Casualty Shortfall Amount”), in which event Landlord cannot terminate this Lease and must rebuild the areas affected by the casualty; provided, however, that if Tenant exercises such election, Tenant shall enter into an agreement with Landlord pursuant to which Tenant will covenant to deposit into an escrow or, to the extent required by any lender with a lien on the Leased Premises, with such lender the Casualty Shortfall Amount on terms and conditions reasonably acceptable to Landlord. In addition, if Tenant elects to override Landlord’s election to terminate this Lease as provided above, Tenant shall execute and deliver to any such lender any documents reasonably required by such lender to evidence Tenant’s intention to keep this Lease in full force and effect.
(b)Building F is damaged by an uninsured peril, which peril Landlord was not required to, and did not, insure against pursuant to the provisions of Article 9 of this Lease and the cost to restore exceeds the Shortfall Cap. Notwithstanding the foregoing, Tenant may override Landlord’s election to terminate the Lease pursuant to this Section if Tenant shall agree in writing within ten (10) days after receipt of Landlord’s notice electing to terminate this Lease to pay any Casualty Shortfall Amount, in which event Landlord cannot terminate this Lease and must rebuild the areas affected by the casualty; provided, however, that if Tenant exercises such election, Tenant shall enter into an agreement with Landlord pursuant to which Tenant will covenant to deposit into an escrow or, to the extent required by any lender with a lien on the Leased Premises, with such lender the Casualty Shortfall Amount on terms and conditions reasonably acceptable to Landlord. In addition, if Tenant elects to override Landlord’s election to terminate this Lease as provided above, Tenant shall execute and deliver to any such lender any documents reasonably required by such lender to evidence Tenant’s intention to keep this Lease in full force and effect.
(c)Building F is damaged by any peril and, because of the Laws or Restrictions then in force, such Building (i) cannot be restored at reasonable cost or (ii) if restored, cannot be used for substantially the same use being made thereof before such damage.
10.4    Tenant’s Right To Terminate. If the Leased Premises, the Buildings or the Common Area are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to this Article, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord’s architect or construction consultant as to when the restoration work required of Landlord may be complete. Tenant shall have the option to terminate this Lease (if Tenant is not then in monetary or material non-monetary default with respect to which it has received a written notice from Landlord) in the event any of the following occurs, which option may be exercised only by delivery to Landlord

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of a written notice of election to terminate within seven days (7) after Tenant receives from Landlord the estimate of the time needed to complete such restoration:
(a)If the time estimated to substantially complete the restoration of the Landlord Work exceeds twelve months from and after the date the architect’s or construction consultant’s written opinion is delivered; or
(b)If the damage occurred within eighteen months of the last day of the Lease Term and the time estimated to substantially complete the restoration exceeds ninety (90) days from and after the date of the casualty.
10.5    Tenant’s Waiver. Landlord and Tenant agree that the provisions of Paragraph 10.4 above, captioned “Tenant’s Right To Terminate”, are intended to supersede and replace the provisions contained in California Civil Code, Section 1932, Subdivision 2, and California Civil Code, Section 1933, and accordingly, Tenant hereby waives the provisions of such Civil Code Sections and the provisions of any successor Civil Code Sections or similar laws hereinafter enacted.
10.6    Abatement Of Rent. In the event of damage to the Leased Premises which does not result in the termination of this Lease, the Base Monthly Rent (and any Additional Rent) shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant’s use of the Leased Premises is impaired by such damage.
ARTICLE 11
CONDEMNATION

11.1    Tenant’s Right To Terminate. Except as otherwise provided in Paragraph 11.4 below regarding temporary takings, Tenant shall have the option to terminate this Lease if, as a result of any taking, (i) all of the Leased Premises is taken, or (ii) twenty-five percent (25%) or more of the Leased Premises is taken and the part of the Leased Premises that remains cannot, within a reasonable period of time, be made reasonably suitable for the continued operation of Tenant’s business, or (iii) Tenant’s parking allocation is reduced below 2.97 parking spaces per 1,000 rentable square feet. Tenant must exercise such option within a reasonable period of time, to be effective on the later to occur of (i) the date that possession of that portion of the Leased Premises that is condemned is taken by the condemnor or (ii) the date Tenant vacated the Leased Premises.
11.2    Landlord’s Right To Terminate. Except as otherwise provided in Paragraph 11.4 below regarding temporary takings, Landlord shall have the option to terminate this Lease if, as a result of any taking, (i) all of the Leased Premises is taken, (ii) twenty-five percent (25%) or more of the Leased Premises is taken and the part of the Leased Premises that remains cannot, within a reasonable period of time, be made reasonably suitable for the continued operation of Tenant’s business, or (iii) because of the Laws or Restrictions then in force, the Leased Premises may not be used for the same use being made before such taking, whether or not restored as required by Paragraph 11.3 below. Any such option to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.

Building F and Amenities Building

11.3    Restoration. If any part of the Leased Premises or the Buildings is taken and this Lease is not terminated, then Landlord shall, to the extent not prohibited by Laws or Restrictions then in force, repair any damage occasioned thereby to the remainder thereof to a condition reasonably suitable for Tenant’s continued operations and otherwise, to the extent practicable, in the manner and to the extent provided in Paragraph 10.1.
11.4    Temporary Taking. If a material portion of the Leased Premises is temporarily taken for a period of one year or less and such period does not extend beyond the Lease Expiration Date, this Lease shall remain in effect. If any material portion of the Leased Premises is temporarily taken for a period which exceeds one year or which extends beyond the Lease Expiration Date, then the rights of Landlord and Tenant shall be determined in accordance with Paragraphs 11.1 and 11.2 above.
11.5    Division Of Condemnation Award. Any award made for any taking of the Property, the Buildings, or the Leased Premises, or any portion thereof, shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any portion of the award that is made specifically (i) for the taking of personal property, inventory or trade fixtures belonging to Tenant, (ii) for the interruption of Tenant’s business or its moving costs, or (iii) for the value of any leasehold improvements installed and paid for by Tenant. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure, and the provisions of any similar law hereinafter enacted, allowing either party to petition the Supreme Court to terminate this Lease and/or otherwise allocate condemnation awards between Landlord and Tenant in the event of a taking of the Leased Premises.
11.6    Abatement Of Rent. In the event of a taking of the Leased Premises which does not result in a termination of this Lease (other than a temporary taking), then, as of the date possession is taken by the condemning authority, the Base Monthly Rent shall be reduced in the same proportion that the area of that part of the Leased Premises so taken (less any addition to the area of the Leased Premises by reason of any reconstruction) bears to the area of the Leased Premises immediately prior to such taking.
11.7    Taking Defined. The term “taking” or “taken” as used in this Article 11 shall mean any transfer or conveyance of all or any portion of the Property or the Project to a public or quasi-public agency or other entity having the power of eminent domain pursuant to or as a result of the exercise of such power by such an agency, including any inverse condemnation and/or any sale or transfer by Landlord of all or any portion of the Property or the Project to such an agency under threat of condemnation or the exercise of such power.
ARTICLE 12
DEFAULT AND REMEDIES

12.1    Events Of Tenant’s Default. Tenant shall be in default of its obligations under this Lease if any of the following events occur:

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(a)Tenant shall have failed to pay Base Monthly Rent or any Additional Rent when due; provided that Tenant shall be entitled to receive written notice of late payment twice during each year of the Lease Term, and with respect to those two (2) late payments, Tenant shall not be in default under this Paragraph 12.1(a) unless Tenant has failed to make the required payment within three (3) business days after such notice from Landlord. After both notices have been given in any year of the Lease Term, Landlord shall not be required to provide any further notices to Tenant relating to such year; or
(b)Tenant shall have done or permitted to be done any act, use or thing in its use, occupancy or possession of the Leased Premises or the Building or Common Areas which is prohibited by the terms of this Lease or Tenant shall have failed to perform any term, covenant, or condition of this Lease (except those requiring the payment of Base Monthly Rent or Additional Rent, which failures shall be governed by subparagraph (a) above) and such default is not cured within the shorter of (i) any specific time period expressly provided under this Lease for the performance of such term, covenant or condition, or (ii) thirty (30) days after written notice from Landlord to Tenant specifying the nature of such default and requesting Tenant to cure the same, or within such longer period as is reasonably required in the event such default is curable but not within such thirty (30) day period, provided such cure is promptly commenced within such thirty (30) day period and is thereafter diligently prosecuted to completion; or
(c)Tenant shall have sublet the Leased Premises or assigned its interest in this Lease in violation of the provisions contained in Article 7, whether voluntarily or by operation of law; or
(d)Tenant shall have abandoned the Leased Premises (as defined in California Civil Code section 1951.3); or
(e)Tenant shall have permitted or suffered the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property or assets of Tenant or any property or asset essential to the conduct of Tenant’s business, and Tenant shall have failed to obtain a return or release of the same within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or
(f)Tenant or any guarantor of this Lease shall have permitted or suffered the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property or assets of Tenant (or such guarantor) or any property or asset essential to the conduct of Tenant’s (or such guarantor’s) business, and Tenant (or such guarantor) shall have failed to obtain a return or release of the same within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or
(g)Tenant or any guarantor of this Lease shall have made a general assignment of all or a substantial part of its assets for the benefit of its creditors; or
(h)Tenant or any guarantor of this Lease shall have allowed (or sought) to have entered against it a decree or order which: (i) grants or constitutes an order for relief,

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appointment of a trustee, or condemnation or a reorganization plan under the bankruptcy laws of the United States; (ii) approves as properly filed a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor’s relief law or similar statute of the United States or any state thereof; or (iii) otherwise directs the winding up or liquidation of Tenant; provided, however, if any decree or order was entered without Tenant’s consent or over Tenant’s objection, Landlord may not terminate this Lease pursuant to this Subparagraph if such decree or order is rescinded or reversed within thirty (30) days after its original entry; or
(i)Tenant or any guarantor of this Lease shall have availed itself of the protection of any debtor’s relief law, moratorium law or other similar law which does not require the prior entry of a decree or order.
(j)Tenant (or its affiliate or assignee) shall be in default beyond the expiration of express notice and cure periods, if any, set forth in the Building E Lease, the Building G Lease (to the extent applicable), or the Bridge Space Lease, with respect to Tenant’s (or its affiliate or assignee’s) obligations under the Building E Lease, the Building G Lease (to the extent applicable), and (following the date which is nine (9) months after the Lease Commencement Date of this Lease) the Bridge Space Lease. Landlord shall have the right, acting alone, to elect from time to time to limit this Paragraph 12.1(j) to fewer than all of such other leases and/or to reverse such limitation, or to delete and/or reinstate, as applicable, this Paragraph 12.1(j), by notice to Tenant delivered in accordance with this Lease. If at any time Landlord makes such election, then Tenant agrees: (1) at Landlord’s request, to execute an amendment to this Lease the effect of which is to so limit this Paragraph 12.1(j) or if applicable, to reverse such limitation, or to delete or reinstate, as applicable, this Paragraph 12.1(j), and (2) that in the event of a limitation or deletion, such amendment shall retain for Landlord the right to reverse the limitation or to reinstate this Paragraph 12.1(j), as applicable.
12.2    Landlord’s Remedies. In the event of any default by Tenant, and without limiting Landlord’s right to indemnification as provided in Article 8.2, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively, or in the alternative:
(a)Landlord may, at Landlord’s election, keep this Lease in effect and enforce, by an action at law or in equity, all of its rights and remedies under this Lease including, without limitation, (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required by Tenant, or perform Tenant’s obligations and be reimbursed by Tenant for the cost thereof with interest at a rate equal to the Default Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to prevent Tenant from violating the terms of this Lease and/or to compel Tenant to perform its obligations under this Lease, as the case may be.
(b)Landlord may, at Landlord’s election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, in accordance with

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applicable Laws, enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises or any part thereof, without being liable for prosecution or any claim for damages therefor. Any termination under this subparagraph shall not relieve Tenant from its obligation to pay to Landlord all Base Monthly Rent and Additional Rent then or thereafter due, or any other sums due or thereafter accruing to Landlord, or from any claim against Tenant for damages previously accrued or then or thereafter accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease constitute a termination of this Lease:
(i)Appointment of a receiver or keeper in order to protect Landlord’s interest hereunder;
(ii)Consent to any subletting of the Leased Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or
(iii)Any action taken by Landlord or its partners, principals, members, officers, agents, employees, or servants, which is intended to mitigate the adverse effects of any breach of this Lease by Tenant, including, without limitation, any action taken to maintain and preserve the Leased Premises on any action taken to relet the Leased Premises or any portion thereof for the account at Tenant and in the name of Tenant.
(c)In the event Tenant breaches this Lease and abandons the Leased Premises, Landlord may terminate this Lease, but this Lease shall not terminate unless Landlord gives Tenant written notice of termination. If Landlord does not terminate this Lease by giving written notice of termination, Landlord may enforce all its rights and remedies under this Lease, including the right and remedies provided by California Civil Code Section 1951.4 (“lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations”), as in effect on the Effective Date of this Lease.
(d)In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord’s election, to the rights and remedies provided in California Civil Code Section 1951.2, as in effect on the Effective Date of this Lease. For purposes of computing damages pursuant to Section 1951.2, an interest rate equal to the Default Interest Rate shall be used. Such damages shall include, without limitation:
(i)The worth at the time of the award of the unpaid rent which had been earned at the time of termination; plus
(ii)The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus
(iii)The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the

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discount rate of the Federal Reserve Bank of San Francisco, at the time of award plus one percent; plus
(iv)Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including without limitation, the following: (i) expenses for cleaning, repairing or restoring the Leased Premises, (ii) to the extent allocable to the remainder of the Lease Term, expenses for altering, remodeling or otherwise improving the Leased Premises for the purpose of reletting, including removal of existing leasehold improvements and/or installation of additional leasehold improvements (regardless of how the same is funded, including reduction of rent, a direct payment or allowance to a new tenant, or otherwise), advertising costs and other expenses of reletting the Leased Premises; (iii) expenses incurred in removing, disposing of and/or storing any of Tenant’s personal property, inventory or trade fixtures remaining therein; (iv) reasonable attorney’s fees, expert witness fees, court costs and other reasonable expenses incurred by Landlord (but not limited to taxable costs) in retaking possession of the Leased Premises, establishing damages hereunder, and releasing the Leased Premises; and (v) any other expenses, costs or damages otherwise incurred or suffered as a result of Tenant’s default.
(e)Landlord may recover its reasonable attorney’s fees and costs incurred in enforcing Tenant’s obligations under this Lease, curing any Tenant default, terminating the Lease, and recovering possession of the Leased Premises.
(f)Pursuant to California Code of Civil Procedure Section 1161.1, Landlord may accept a partial payment of Rent after serving a notice pursuant to California Code of Civil Procedure Section 1161, and may without further notice to the Tenant, commence and pursue an action to recover the difference between the amount demanded in that notice and the payment actually received. This acceptance of such a partial payment of Rent does not constitute a waiver of any rights, including any right the Landlord may have to recover possession of the Leased Premises. Further, Landlord and Tenant agree that any notice given by Landlord pursuant to Paragraph 12.1 of this Lease shall not satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Landlord shall also be required to give the notice required by Law in order to commence an unlawful detainer proceeding.
12.3    Landlord’s Default And Tenant’s Remedies. In the event Landlord fails to perform its obligations under this Lease, Landlord shall nevertheless not be in default under the terms of this Lease until such time as Tenant shall have first given Landlord written notice specifying the nature of such failure to perform its obligations, and then only after Landlord shall have had thirty (30) days following its receipt of such notice within which to perform such obligations; provided that, if longer than thirty (30) days is reasonably required in order to perform such obligations, Landlord shall have such longer period. In the event of Landlord’s default as above set forth, then, and only then, Tenant may then proceed in equity or at law to compel Landlord to perform its obligations and/or to recover damages proximately caused by such failure to perform (except as and to the extent Tenant has waived its right to damages as provided in this Lease).

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12.4    Limitation Of Tenant’s Recourse. Tenant’s sole recourse against Landlord shall be to Landlord’s interest in the Project and the revenues, insurance proceeds and condemnation awards therefrom; provided, however, that in no event shall Tenant have recourse to any sums distributed to Landlord’s members or manager(s) in the ordinary course of business (including but not limited to sale or refinancing proceeds distributed upon a sale or refinancing, as applicable). If Landlord is a corporation, trust, partnership, joint venture, limited liability company, unincorporated association, or other form of business entity, Tenant agrees that (i) the obligations of Landlord under this Lease shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, managers, owners, stockholders, or other principals of such business entity, and (ii) Tenant shall have recourse only to the interest of such corporation, trust, partnership, joint venture, limited liability company, unincorporated association, or other form of business entity in Landlord’s interest in the Project and the revenues, insurance proceeds and condemnation awards therefrom; provided, however, that in no event shall Tenant have recourse to any sums distributed to Landlord’s members or manager(s) in the ordinary course of business (including but not limited to sale or refinancing proceeds distributed upon a sale or refinancing, as applicable) for the satisfaction of such obligations and not against the assets of such officers, directors, trustees, partners, joint venturers, members, managers, owners, stockholders or principals. Additionally, if Landlord is a partnership or limited liability company, then Tenant covenants and agrees:
(a)No partner, manager, or member of Landlord shall be sued or named as a party in any suit or action brought by Tenant with respect to any alleged breach of this Lease (except to the extent necessary to secure jurisdiction over the partnership or limited liability company and then only for that sole purpose);
(b)No service of process shall be made against any partner, manager, or member of Landlord except for the sole purpose of securing jurisdiction over the partnership or limited liability company; and
(c)No writ of execution will ever be levied against the assets of any partner, manager, or member of Landlord other than to the extent of his or her interest in the assets of the partnership or limited liability company constituting Landlord.
Tenant further agrees that each of the foregoing covenants and agreements shall be enforceable by Landlord and by any partner or manager or member of Landlord and shall be applicable to any actual or alleged misrepresentation or nondisclosure made regarding this Lease or the Leased Premises or any actual or alleged failure, default or breach of any covenant or agreement either expressly or implicitly contained in this Lease or imposed by statute or at common law.
12.5    Tenant’s Waiver. Landlord and Tenant agree that the provisions of Paragraph 12.3 above are intended to supersede and replace the provisions of California Civil Code Sections 1932(1), 1941 and 1942, and accordingly, Tenant hereby waives the provisions of California Civil Code Sections 1932(1), 1941 and 1942 and/or any similar or successor law regarding Tenant’s right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease.
ARTICLE 13

Building F and Amenities Building

GENERAL PROVISIONS

13.1    Taxes On Tenant’s Property. Tenant shall pay before delinquency any and all taxes, assessments, license fees, use fees, permit fees and public charges of whatever nature or description levied, assessed or imposed against Tenant or Landlord by a governmental agency arising out of, caused by reason of or based upon Tenant’s estate in this Lease, Tenant’s ownership of property, improvements made by Tenant to the Leased Premises or the Common Areas, improvements made by Landlord for Tenant’s use within the Leased Premises or the Common Areas, Tenant’s use (or estimated use) of public facilities or services or Tenant’s consumption (or estimated consumption) of public utilities, energy, water or other resources (collectively, “Tenant’s Interest”). Upon demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. If any such taxes, assessments, fees or public charges are levied against Landlord, Landlord’s property, the Buildings, the Property, or the Project, or if the assessed value of the Buildings, the Property, or the Project is increased by the inclusion therein of a value placed upon Tenant’s Interest, regardless of the validity thereof, Landlord shall have the right to require Tenant to pay such taxes, and if not paid and satisfactory evidence of payment delivered to Landlord at least ten (10) days prior to delinquency, then Landlord shall have the right to pay such taxes on Tenant’s behalf and to invoice Tenant for the same, in either case whether before or after the expiration or earlier termination of the Lease Term. Tenant shall, within the earlier to occur of (a) thirty (30) days of the date it receives an invoice from Landlord setting forth the amount of such taxes, assessments, fees, or public charge so levied, or (b) the due date of such invoice, pay to Landlord, as Additional Rent, the amount set forth in such invoice. Tenant shall have the right to bring suit in any court of competent jurisdiction to recover from the taxing authority the amount of any such taxes, assessments, fees or public charges so paid.
13.2    Holding Over. This Lease shall terminate without further notice on the Lease Expiration Date (as set forth in Article 1). Any holding over by Tenant after expiration of the Lease Term shall neither constitute a renewal nor extension of this Lease nor give Tenant any rights in or to the Leased Premises except as expressly provided in this Paragraph. Any such holding over shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable, except that the Base Monthly Rent shall be increased to an amount equal to one hundred twenty-five percent (125%) of the Monthly Base Rent for the last month immediately preceding such holding over for the first ninety (90) days of any such holding over, and thereafter one hundred fifty percent (150%) of the Base Monthly Rent payable during the last full month immediately preceding such holding over. Without limiting the foregoing, in the event of a holding over to which Landlord has consented, any rights of Landlord or obligations of Tenant set forth in this Lease and purporting to apply during the term of this Lease, shall nonetheless also be deemed to apply during any such hold over period. Tenant acknowledges that if Tenant holds over without Landlord’s consent, such holding over may compromise or otherwise affect Landlord’s ability to enter into new leases with prospective tenants regarding the Leased Premises.
Therefore, in the event Tenant does not vacate the Leased Premises in accordance with the terms of this Paragraph 13.2 on or before the expiration of the Lease Term (or the expiration of a holdover term, if applicable) after receiving at least ninety (90) days’ advance written notice

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from Landlord, delivered not earlier than the expiration of the Lease Term, demanding that Tenant vacate the Leased Premises and otherwise satisfying the requirements set forth below (a “Vacation Notice”), Tenant shall be liable for all damages (including attorneys’ fees and expenses) of whatever type (including consequential damages) incurred by Landlord as a result of such holding over, and Tenant shall protect, defend, indemnify and hold Landlord harmless from and against all claims resulting from such failure to vacate, including, without limiting the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Landlord, including lost profits, resulting from such failure to surrender. The Vacation Notice shall specifically refer to this Lease and the address of the Building, and shall include (on the first page of the Vacation Notice) the following language in bold, capitalized font: “NOTICE: UNDER PARAGRAPH 13.2 OF THE LEASE, TENANT’S FAILURE TO VACATE THE LEASED PREMISES BY THE DATE SET FORTH HEREIN MAY RESULT IN SIGNIFICANT DAMAGES TO LANDLORD, INCLUDING CONSEQUENTIAL DAMAGES.”
13.3    Subordination To Mortgages. This Lease is subject to and subordinate to all ground leases, mortgages and deeds of trust which affect the Buildings, the Property, or the Project and which are of public record as of the Effective Date of this Lease, and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding the foregoing, if requested by Landlord, Tenant agrees, within ten (10) days after Landlord’s written request therefor, to execute, acknowledge and deliver to Landlord, a subordination agreement in the form attached to this Lease as Exhibit J-1, with respect to the deed of trust which is of public record as of the Effective Date of this Lease. However, if the lessor under any such ground lease or any lender holding any such mortgage or deed of trust shall advise Landlord that it desires or requires this Lease to be made prior and superior thereto, then, upon written request of Landlord to Tenant, Tenant shall promptly execute, acknowledge and deliver any and all customary or reasonable documents or instruments which Landlord and such lessor or lender deems necessary or desirable to make this Lease prior thereto. Tenant hereby consents to Landlord’s ground leasing the land underlying the Buildings, the Property, or the Project and/or encumbering the Buildings, the Property, or the Project as security for future loans on such terms as Landlord shall desire, all of which future ground leases, mortgages or deeds of trust shall be subject to and subordinate to this Lease. However, if any lessor under any such future ground lease or any lender holding such future mortgage or deed of trust shall desire or require that this Lease be made subject to and subordinate to such future ground lease, mortgage or deed of trust, then Tenant agrees, within ten (10) days after Landlord’s written request therefor, to execute, acknowledge and deliver to Landlord any and all documents or instruments reasonably requested by Landlord or by such lessor or lender to assure the subordination of this Lease to such future ground lease, mortgage or deed of trust, but only if such lessor or lender agrees to execute a subordination, non-disturbance and attornment agreement in the form attached to this Lease as Exhibit J-2, or such other form as any such lessor or lender may reasonably require (an “SNDA”) and acceptable to Tenant in its reasonable discretion (and Tenant agrees that any concept included in such alternate form which is substantially similar to a concept included in Exhibit J-2, shall be acceptable). Tenant’s failure to execute and deliver such documents or instruments within ten (10) days after Landlord’s request therefor shall be a material default by Tenant under this Lease, and no further notice shall be required under Paragraph 12.1(c) or any other provision of this Lease, and Landlord shall have all of the rights and remedies available to Landlord as

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Landlord would otherwise have in the case of any other material default by Tenant, it being agreed and understood by Tenant that Tenant’s failure to so deliver such documents or instruments in a timely manner could result in Landlord being unable to perform committed obligations to other third parties which were made by Landlord in reliance upon this covenant of Tenant. Any SNDA executed with respect to a future deed of trust, ground lease, or mortgage (or with respect to an amendment of any existing deed of trust to provide construction financing for the construction of the Leased Premises), must contain a statement that, following any foreclosure of such deed of trust or mortgage, or termination of the ground lease, the holder thereof (for itself and any transferee of its interest in the deed of trust, mortgage, or ground lease, or of such holder’s interest in the Property pursuant to such holder’s exercise of remedies) will be obligated under the Lease to do the following to the extent not previously done (i) perform the Landlord’s Work, (ii) disburse the Tenant Improvement Allowance and (iii) honor Tenant’s rights of offset set forth in Section 7 of Exhibit C to the Lease (the “Required Lender Construction Agreements”). Tenant agrees that the SNDA attached hereto as Exhibit J-2 contains the Required Lender Construction Agreements. If Landlord commences construction of the Landlord’s Work (as evidenced by Landlord’s pulling of a building permit for the same and breaking ground on work for which a mechanic’s lien may be filed) without obtaining an SNDA containing the Required Lender Construction Agreements from the then-current holder of any deed of trust, mortgage, or ground lease affecting the Property, then Tenant may terminate this Lease by written notice to Landlord given within ten (10) days of Tenant’s knowledge that such construction has commenced. However, for avoidance of doubt, no such SNDA shall be required (and no termination right shall apply) if there is no ground lease, deed of trust, or mortgage encumbering the Property at the time that construction of the Leased Premises commences.
Tenant hereby agrees, concurrently with Tenant’s execution of this Lease, to execute and deliver to Landlord an SNDA substantially in the form of Exhibit J-1 attached hereto, and Landlord agrees to cause Landlord’s existing mortgage lender to execute, have acknowledged, and either (a) have the same recorded in the Official Records of Santa Clara County, or (b) deliver a complete original of the same to Tenant.
13.4    Tenant’s Attornment Upon Foreclosure. Tenant shall, upon request, attorn (i) to any purchaser of the Buildings, the Property, or the Project at any foreclosure sale or private sale conducted pursuant to any security instruments encumbering the Buildings, the Property, or the Project, (ii) to any grantee or transferee designated in any deed given in lieu of foreclosure of any security interest encumbering the Buildings, the Property, or the Project, or (iii) to the lessor under an underlying ground lease of the land underlying the Buildings, the Property, or the Project, should such ground lease be terminated; provided that such purchaser, grantee or lessor recognizes Tenant’s rights under this Lease.
13.5    Mortgagee Protection. Tenant will give copies of any written default notice sent to Landlord by registered mail to any Lender or lessor under any underlying ground lease who shall have requested, in writing, to Tenant that it be provided with such notice, and Tenant shall offer such Lender or lessor a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale if reasonably necessary to effect a cure.

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13.6    Estoppel Certificate. Tenant will, following any request by Landlord, promptly execute and deliver to Landlord an estoppel certificate substantially in form attached as Exhibit K, (i) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iv) certifying such other information about this Lease as may be reasonably requested by Landlord, its Lender or prospective lenders, investors or purchasers of the Buildings, the Property, or the Project. Tenant’s failure to execute and deliver such estoppel certificate within ten (10) days after Landlord’s request therefor shall be a material default by Tenant under this Lease, and no further notice shall be required under Paragraph 12.1(c) or any other provision of this Lease, and Landlord shall have all of the rights and remedies available to Landlord as Landlord would otherwise have in the case of any other material default by Tenant, it being agreed and understood by Tenant that Tenant’s failure to so deliver such estoppel certificate in a timely manner could result in Landlord being unable to perform committed obligations to other third parties which were made by Landlord in reliance upon this covenant of Tenant. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any Lender or purchaser or prospective Lender or purchaser of the Buildings, the Property, or any interest in them.
13.7    Tenant’s Financial Information. Tenant shall, within ten (10) days after Landlord’s request therefor, deliver to Landlord a copy of Tenant’s (and any guarantor’s) current audited financial statements (including a balance sheet, income statement and statement of cash flow, all prepared in accordance with GAAP); provided, however, that as long as the common stock of Tenant (or its assigns permitted pursuant to this Lease or otherwise approved by Landlord in writing) is publicly-traded on a United States national stock exchange, and such information is available as part of Tenant’s or such Permitted Assignee’s 10-K or 10-Q report filings on the SEC’s Edgar website, then such requirement shall be fulfilled by such filings. Landlord shall be entitled to disclose such financial statements or other information to its Lender, to any present or prospective principal of or investor in Landlord, or to any prospective Lender or purchaser of the Buildings, the Property, or any portion thereof or interest therein. Any such financial statement or other information (other than those available on the SEC’s Edgar website) shall be confidential and shall not be disclosed by Landlord to any third party except as specifically provided in this paragraph, unless the same becomes a part of the public domain without the fault of Landlord.
13.8    Transfer By Landlord. Landlord and its successors in interest shall have the right to transfer their interest in the Building, the Property, or any portion thereof at any time and to any person or entity; provided, however, that if Landlord sells the Building at any time before the Lease Commencement Date, Menlo Equities Development Company IX LLC (“MEDCO IX”) will enter into a development agreement with the buyer pursuant to which MEDCO IX shall be the developer until the Lease Commencement Date. In the event of any such transfer, the Landlord originally named herein (and in the case of any subsequent transfer, the transferor), from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for (i) the performance of the obligations of the Landlord

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hereunder which may accrue after the date of such transfer, and (ii) repayment of any unapplied portion of any security deposit (upon transferring or crediting the same to the transferee), and (iii) the performance of the obligations of the Landlord hereunder which have accrued before the date of transfer if its transferee agrees to assume and perform all such prior obligations of the Landlord hereunder. Tenant shall attorn to any such transferee. After the date of any such transfer, the term “Landlord” as used herein shall mean the transferee of such interest in the Buildings, the Property, or the Project.
13.9    Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, acts of war, terrorist acts, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, delay in obtaining approvals, building permits and certificates of occupancy within normal time frames, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, a “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure. Notwithstanding the foregoing, the time periods set forth in Paragraph 2.4 and Paragraph 2.8 of this Lease shall not be affected by Force Majeure except as expressly set forth therein (including by references in Paragraph 2.8 to Paragraph 2.4).
13.10    Notices. Any notice required or permitted to be given under this Lease other than statutory notices shall be in writing and (i) personally delivered, (ii) sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, or (iii) sent by Federal Express or similar nationally recognized overnight courier service, and in all cases addressed as follows, and such notice shall be deemed to have been given upon the date of actual receipt or delivery (or refusal to accept delivery) at the address specified below (or such other addresses as may be specified by notice in the foregoing manner) as indicated on the return receipt or air bill:
If to Landlord:    Santa Clara Campus Property Owner I LLC
490 California Avenue
4th Floor
Palo Alto, California 94306
Attention: Henry Bullock/Richard Holmstrom
with a copy to:    Mintz Levin Cohn Ferris Glovsky and Popeo PC
44 Montgomery Street
36th Floor
San Francisco, California 94104
Attention: Paul Churchill
If to Tenant:    Palo Alto Networks, Inc.
4401 Great America Parkway
Santa Clara, California 95054
Attention: General Counsel

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Any notice given in accordance with the foregoing shall be deemed received upon actual receipt or refusal to accept delivery. Any notice required by statute and not waived in this Lease shall be given and deemed received in accordance with the applicable statute or as otherwise provided by law.
13.11    Attorneys’ Fees and Costs. In the event any party shall bring any action, arbitration, or other proceeding alleging a breach of any provision of this Lease, or a right to recover rent, to terminate this Lease, or to enforce, protect, interpret, determine, or establish any provision of this Lease or the rights or duties hereunder of either party, the prevailing party shall be entitled to recover from the non-prevailing party as a part of such action or proceeding, or in a separate action for that purpose brought within one year from the determination of such proceeding, reasonable attorneys’ fees, expert witness fees, court costs and reasonable disbursements, made or incurred by the prevailing party.
13.12    Definitions. Any term that is given a special meaning by any provision in this Lease shall, unless otherwise specifically stated, have such meaning wherever used in this Lease or in any Addenda or amendment hereto. In addition to the terms defined in Article 1, the following terms shall have the following meanings:
(a)Real Property Taxes. The term “Real Property Tax” or “Real Property Taxes” shall each mean Tenant’s Building Share of the following (to the extent applicable to any portion of the Lease Term, regardless of when the same are imposed, assessed, levied, or otherwise charged): (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership or new construction), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed for whatever reason against the Property or any portion thereof, or Landlord’s interest herein, or the fixtures, equipment and other property of Landlord that is an integral part of the Property and located thereon, or Landlord’s business of owning, leasing or managing the Property or the gross receipts, income or rentals from the Property, (ii) all charges, levies or fees imposed by any governmental authority against Landlord by reason of or based upon the use of or number of parking spaces within the Property, the amount of public services or public utilities used or consumed (e.g. water, gas, electricity, sewage or waste water disposal) at the Property, the number of persons employed by tenants of the Property, the size (whether measured in area, volume, number of tenants or whatever) or the value of the Property, or the type of use or uses conducted within the Property, and all costs and fees (including attorneys’ fees) reasonably incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. In the event the Project is developed in a manner which results in separate legal parcels comprising some or all of the Common Areas, then with respect to those Common Area parcels, Real Property Taxes shall be calculated using Tenant’s Project Share (as opposed to Tenant’s Building Share). If, at any time during the Lease Term, the taxation or assessment of the Property prevailing as of the Effective Date of this Lease shall be altered so that in lieu of or in addition to any the Real Property Tax described above there shall be levied, awarded or imposed (whether by reason of a change in the method of taxation or

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assessment, creation of a new tax or charge, or any other cause) an alternate, substitute, or additional use or charge (i) on the value, size, use or occupancy of the Property or Landlord’s interest therein or (ii) on or measured by the gross receipts, income or rentals from the Property, or on Landlord’s business of owning, leasing or managing the Property or (iii) computed in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the terms “Real Property Tax” or “Real Property Taxes” for purposes of this Lease. Notwithstanding the foregoing, the terms “Real Property Tax” or “Real Property Taxes” shall not include and Tenant shall not be required to pay any portion of any tax or assessment expense or any increase therein (a) attributable to estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state income tax imposed on Landlord’s income from all sources; or (c) imposed on land and improvements other than the Property or the Common Areas. In addition, if any Real Property Taxes may be paid in installments at the option of the taxpayer, then Landlord shall include within Real Property Taxes only those installments (including interest, if any) which would become due by exercise of such option.
(b)Landlord’s Insurance Costs. The term “Landlord’s Insurance Costs” shall mean (to the extent applicable to any portion of the Lease Term, regardless of when the same are incurred):
(i)Tenant’s Building Share of the costs to Landlord to carry and maintain the policies of fire and property damage insurance for the Buildings and general liability and any other insurance required or permitted to be carried by Landlord pursuant to Article 9, together with any deductible amounts paid by Landlord upon the occurrence of any insured casualty or loss; plus
(ii)without duplication of amounts payable pursuant to subparagraph (i) above, to the extent any of the insurance policies carried by Landlord are specific to the Project as a whole (as opposed to the Buildings or the Property), then, Tenant’s Project Share of the costs to Landlord to carry and maintain such policies of fire and property damage insurance for the Project (as opposed to just the Buildings or the Property) and general liability and any other insurance required or permitted to be carried by Landlord pursuant to Article 9 which is applicable to the Project (as opposed to just the Buildings or the Property), together with any deductible amounts paid by Landlord upon the occurrence of any insured casualty or loss;
provided, however, that to the extent any deductible amounts or any uninsured amounts relate to damage to improvements the repair, replacement, or reconstruction of which would constitute a capital repair or replacement under GAAP, then the amount thereof (including related softs costs) shall be amortized by Landlord over the useful life of the applicable repaired or replaced (or reconstructed) improvements, as such useful life is set forth on Exhibit L attached hereto, including interest at the Standard Interest Rate, and the monthly amortized cost of such repairs or replacements as so amortized shall be considered a Property Maintenance Cost. If Exhibit L does not list the useful life of a particular item of repair, replacement, or reconstruction, then such useful life shall be determined by Landlord and Tenant, or their accountants, in accordance with GAAP.

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(c)Property Maintenance Costs. The term “Property Maintenance Costs” shall mean (to the extent applicable to any portion of the Lease Term, regardless of when the same are incurred):
(i)monthly professional management fees equal to 2% of Base Monthly Rent, plus Tenant’s Building Share of all other costs and expenses (except Landlord’s Insurance Costs and Real Property Taxes) paid or incurred by Landlord in protecting, operating, maintaining, repairing and preserving the Buildings and the Property and all parts thereof, including without limitation, (A) the amortizing portion of any costs incurred by Landlord in the making of any modifications, alterations or improvements required by any governmental authority as set forth in Article 6, which are so amortized during the Lease Term, and (B) such other costs as may be paid or incurred with respect to operating, maintaining, and preserving the Buildings or the Property, such as repairing and resurfacing the exterior surfaces of the Buildings (including roofs), repairing and replacing structural parts of the Buildings, and repairing and replacing, when necessary, electrical, plumbing, and HVAC systems serving the Buildings; plus
(ii)without limitation or duplication of the foregoing, Tenant’s Project Share of all costs and expenses (except Landlord’s Insurance Costs and Real Property Taxes) paid or incurred by Landlord in protecting, operating, maintaining, repairing and preserving the Project (as opposed to just the Buildings or the Property) and all parts thereof (excluding the Buildings and the Other Buildings); plus
(iii)without limitation or duplication of the foregoing, Tenant’s Project Share of all costs and expenses paid or incurred by Landlord for transportation management efforts (excluding employee shuttles) at the Project, but only to the extent such transportation management efforts benefit the Property.
(d)Property Operating Expenses. The term “Property Operating Expenses” shall mean and include all Real Property Taxes, plus all Landlord’s Insurance Costs, plus all Property Maintenance Costs. Notwithstanding the foregoing provisions of this Paragraph 13.12, the following are specifically excluded from the definition of Property Operating Expenses and Tenant shall have no obligation to pay directly or reimburse Landlord for all or any portion of the following except to the extent any of the following result from the failure of Tenant to comply with the terms of this Lease: (a) costs occasioned by casualties or by the exercise of the power of eminent domain; (b) costs of any renovation, improvement, painting or redecorating of any portion of the Project outside the Property not available for Tenant’s use or enjoyment; (d) costs incurred in connection with negotiations or disputes with any other occupant of the Project; (e) costs incurred in connection with the presence of any Hazardous Material, except to the extent caused by the release of the Hazardous Material in question by Tenant or any of the Tenant Parties; (f) interest, charges and fees incurred on debt; (g) expense reserves; (h) costs of any repair, maintenance, construction, replacement or alteration of any Other Buildings, (l) operating costs and other charges related to any other amenities buildings located outside the Property and serving the Project, (m) co-insurance payments resulting from the failure of Landlord to maintain any insurance which it is obligated to maintain pursuant to this Lease; and (n) costs paid by Landlord for shuttle services, including any fees related to any Cal Train or other public shuttle.

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(e)Law. The term “Law” or “Laws” shall mean any judicial decisions and any statute, constitution, ordinance, resolution, regulation, rule, code, administrative order, condition of approval, or other requirements of any municipal, county, state, federal, or other governmental agency or authority having jurisdiction over the parties to this Lease, the Leased Premises, the Buildings, the Property, or the Project, or any of them, in effect either at the Effective Date of this Lease or at any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g. a board of fire examiners or a public utility or special district). Except to the extent otherwise expressly provided in this Lease, to the extent any Law or Restriction places limits on the Buildings or any portion thereof, or on the Property or the Project or any portion thereof, such limits shall be equitably allocated to the Leased Premises pro rata in the same proportion that the rentable square footage of the Leased Premises bears to the rentable square footage of the applicable Building or portion thereof, or the Property or the Project or portion thereof, as applicable.
(f)Lender. The term “Lender” shall mean the holder of any promissory note or other evidence of indebtedness secured by the Property or any portion thereof.
(g)Rent. The term “Rent” shall mean collectively Base Monthly Rent and all Additional Rent.
(h)Restrictions. The term “Restrictions” shall mean (as they may exist from time to time) any and all covenants, conditions and restrictions, private agreements, easements, and any other recorded documents or instruments affecting the use of the Property, the Buildings, the Leased Premises, or the Common Areas, so long as the Required Conditions are satisfied.
13.13    General Waivers. One party’s consent to or approval of any act by the other party requiring the first party’s consent or approval shall not be deemed to waive or render unnecessary the first party’s consent to or approval of any subsequent similar act by the other party. No waiver of any provision hereof, or any waiver of any breach of any provision hereof, shall be effective unless in writing and signed by the waiving party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach. No waiver of any provision of this Lease shall be deemed a continuing waiver unless such waiver specifically states so in writing and is signed by both Landlord and Tenant. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other provisions herein contained.
13.14    Miscellaneous. Should any provisions of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provisions hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. Any copy of this Lease which is executed by the parties shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. The term “party” shall mean Landlord or Tenant as the context implies. If

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Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. If this Lease is signed by an individual “doing business as “ or “dba” another person or entity or entity name, the individual who signs this Lease will be deemed to be the Tenant hereunder for all purposes. Submission of this Lease for review, examination or signature by Tenant does not constitute an offer to lease, a reservation of or an option for lease, or a binding agreement of any kind, and notwithstanding any inconsistent language contained in any other document, this Lease is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant, and prior to such mutual execution and delivery, neither party shall have any obligation to negotiate and may discontinue discussions and negotiations at any time for any reason or no reason. This Lease shall be construed and enforced in accordance with the Laws of the State in which the Leased Premises are located. The headings and captions in this Lease are for convenience only and shall not be construed in the construction or interpretation of any provision hereof. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership, corporation, limited liability company, joint venture, or other form of business entity, and the singular includes the plural. The terms “must,” “shall,” “will,” and “agree” are mandatory. The term “may” is permissive. The term “governmental agency” or “governmental authority” or similar terms shall include, without limitation, all federal, state, city, local and other governmental and quasi-governmental agencies, authorities, bodies, boards, etc., and any party or parties having enforcement rights under any Restrictions. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. Where Landlord’s consent is required hereunder, it shall be reasonable for any such consent to be withheld until Landlord’s receipt of the consent of any Lender, if and to the extent Landlord is required to obtain such Lender’s consent. Landlord and Tenant shall both be deemed to have drafted this Lease, and the rule of construction that a document is to be construed against the drafting party shall not be employed in the construction or interpretation of this Lease. Where Tenant is obligated not to perform any act or is not permitted to perform any act, Tenant is also obligated to restrain any others reasonably within its control, including agents, invitees, contractors, subcontractors and employees, from performing such act. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of any of the provisions of this Lease. Whenever this Lease requires an approval, consent, selection or judgment by either Landlord or Tenant, unless another standard is expressly set forth, such approval, consent, selection or judgment shall be reasonable and shall not be unreasonably withheld or delayed. Any expenditure by a party permitted or required under this Lease, for which such party demands reimbursement from the other party, shall be limited to the market cost of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party. At Tenant’s request, Landlord shall execute a Memorandum of Lease with respect to this Lease in a form reasonably satisfactory to Landlord and Tenant, and shall cause the same to be recorded in the Official Records of Santa Clara County, California, which Memorandum of Lease shall be recorded against the entire Project and shall include the rights described in Article 16 of this Lease.
13.15    Further Development and Subdivision. Notwithstanding anything to the contrary contained herein, Landlord itself and through its agents, employees and contractors shall be entitled to sell one or more parcels or buildings located on the Project, and to further improve the

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Project, including without limitation by modifying the Site Plan and/or the Parcel Map, by adjusting the boundaries of the Property or the Project (or the parcels comprising it) including but not limited to adding other property to it, by constructing additional buildings and parking structures, in the event that Landlord or its affiliate has or obtains the legal right to further develop the Project, either alone or in connection with acquiring property adjacent to the Project. Such sale and development efforts by Landlord may include, without limitation, the relocation, restriping, or reconfiguration of the parking areas, application for building permits use permits, and other development approvals, parcelization, lot combination or merger, or lot line adjustment of the Property or Project, and construction of buildings and parking structures. Tenant agrees to execute such reasonable documents and take such actions as reasonably necessary to assist Landlord with such efforts and actions, provided such documents do not materially increase Tenant’s obligations or materially diminish Tenant’s rights under the Lease and the Required Conditions are satisfied. Tenant agrees that such efforts and actions of Landlord shall not constitute constructive eviction of Tenant from the Project, the Property, or the Leased Premises. Following any parcelization, lot combination or merger, or lot line adjustment of the Property or the Project after which the Required Conditions are satisfied, Landlord and Tenant agree to amend this Lease to conform the descriptions of the Property, Project, Site Plan, and Common Areas, and (subject to there being no decrease in the number of parking spaces to which Tenant is entitled) the parking areas contained herein, to the parcelization, lot combination or merger, lot line adjustment, or reconfiguration. Landlord agrees to minimize the disruption of Tenant’s use of the Leased Premises, the Buildings, the Common Areas and the Project to the extent reasonable, given Landlord’s efforts and actions described herein. In connection with any sale or subdivision of a portion of the Project, Landlord may amend the description of the Common Areas outside the Property. Landlord’s right to exercise any of the foregoing rights shall be subject to Landlord’s satisfaction of the Required Conditions.
13.16    Patriot Act Compliance.
(a)Tenant will use its good faith and commercially reasonable efforts to comply with the Patriot Act (as defined below) and all applicable requirements of governmental authorities having jurisdiction over Tenant, the Property, or the Project, including those relating to money laundering and terrorism. Landlord shall have the right to audit Tenant’s compliance with the Patriot Act and all applicable requirements of governmental authorities having jurisdiction over Tenant, the Property, or the Project, including those relating to money laundering and terrorism. In the event that Tenant fails to comply with the Patriot Act or any such requirements of governmental authorities, then Landlord may, at its option, cause Tenant to comply therewith and any and all reasonable costs and expenses incurred by Landlord in connection therewith shall be deemed Additional Charges and Rent and shall be immediately due and payable. For purposes hereof, the term “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as the same may be amended from time to time, and corresponding provisions of future laws.
(b)Neither Tenant nor, to Tenant’s actual knowledge, any partner in Tenant (a) is listed on any Government Lists (as defined below), (b) is a person who has been determined by competent authority to be subject to the prohibitions contained in Presidential Executive

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Order No. 13224 (Sept. 23, 2001) or any other similar prohibitions contained in the rules and regulations of OFAC (as defined below) or in any enabling legislation or other Presidential Executive Orders in respect thereof, (c) has been previously indicted for or convicted of any felony involving a crime or crimes of moral turpitude or for any Patriot Act Offense (as defined below), or (d) is currently under investigation by any governmental authority for alleged criminal activity. For purposes hereof, the term “Patriot Act Offense” means any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (a) the criminal laws against terrorism; (b) the criminal laws against money laundering, (c) the Bank Secrecy Act, as amended, (d) the Money Laundering Control Act of 1986, as amended, or the (e) Patriot Act. “Patriot Act Offense” also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense. For purposes hereof, the term “Government Lists” means (i) the Specially Designated Nationals and Blocked Persons Lists maintained by Office of Foreign Assets Control (“OFAC”), (ii) any other list of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to any of the Rules and Regulations of OFAC or pursuant to any Executive Order of the President of the United States of America.
ARTICLE 14
LEGAL AUTHORITY
BROKERS AND ENTIRE AGREEMENT

14.1    Legal Authority. If Tenant or any entity constituting Tenant is a corporation, limited partnership, limited liability company, or other legal entity, Tenant represents and warrants that Tenant is validly formed and duly authorized and existing, that Tenant is qualified to do business in the State in which the Leased Premises are located, that Tenant has the full right and legal authority to enter into this Lease, and that each individual executing this Lease on behalf of Tenant is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with its terms. Tenant shall, within three (3) business days after the later of (i) the execution of this Lease and (ii) the satisfaction of the Adjacent Property Condition (defined below), deliver to Landlord a certified copy of the resolution of its board of directors (if a corporation), members and manager(s) (if a limited liability company), or partners (if a limited partnership), authorizing or ratifying the execution of this Lease.
14.2    Brokerage Commissions.
(a)Tenant represents, warrants and agrees that it has not had any dealings with any real estate broker(s), leasing agent(s), finder(s) or salesmen, other than the Brokers (as named in Article 1) with respect to the lease by it of the Leased Premises pursuant to this Lease, and that it will indemnify, defend with competent counsel, and hold Landlord harmless from any liability for the payment of any real estate brokerage commissions, leasing commissions or finder’s fees claimed by any other real estate broker(s), leasing agent(s), finder(s), or salesmen to be earned or due and payable by reason of Tenant’s agreement or promise (implied or otherwise) to pay (or to have Landlord pay) such a commission or finder’s fee by reason of its leasing the Leased Premises pursuant to this Lease.

Building F and Amenities Building

(b)Landlord represents, warrants and agrees that it has not had any dealings with any real estate broker(s), leasing agent(s), finder(s) or salesmen, other than the Brokers (as named in Article 1) with respect to the lease by it of the Leased Premises pursuant to this Lease, and that it will indemnify, defend with competent counsel, and hold Tenant harmless from any liability for the payment of any real estate brokerage commissions, leasing commissions or finder’s fees claimed by any other real estate broker(s), leasing agent(s), finder(s), or salesmen to be earned or due and payable by reason of Landlord’s agreement or promise (implied or otherwise) to pay (or to have Tenant pay) such a commission or finder’s fee by reason of its leasing the Leased Premises pursuant to this Lease.
(c)Landlord shall be responsible for payment to Landlord’s Broker of a commission only if, as, and when the same is becomes due and payable pursuant to that Exclusive Leasing Agreement dated January 31, 2013, between Landlord and Landlord’s Broker (the “Listing Broker Agreement”).
(d)Landlord shall be responsible for payment to Tenant’s Broker of a commission only if, as, and when the same becomes due and payable pursuant to that certain letter agreement dated April 3, 2015 between Landlord and Tenant’s Broker (the “Procuring Broker Agreement”).
(e)Notwithstanding any provision of this Lease to the contrary, Landlord is not obligated to pay any leasing commission or compensation of any kind or type in connection with an extension of the term of this Lease, an expansion of the Leased Premises, a lease or sublease of any other premises leased by Tenant pursuant to any right of first offer or right of first refusal or other similar right granted to Tenant, unless such obligation is set forth in the Listing Broker Agreement or the Procuring Broker Agreement, as applicable.
14.3    Entire Agreement. This Lease and the Exhibits (as described in Article 1), which Exhibits are by this reference incorporated herein, constitute the entire agreement between the parties, and there are no other agreements, understandings or representations between the parties relating to the lease by Landlord of the Leased Premises to Tenant, except as expressed herein. No subsequent changes, modifications or additions to this Lease shall be binding upon the parties unless in writing and signed by both Landlord and Tenant.
14.4    Landlord’s Representations. Tenant acknowledges that neither Landlord nor any of its agents made any representations or warranties respecting the Property, the Buildings or the Leased Premises, upon which Tenant relied in entering into the Lease, which are not expressly set forth in this Lease. Tenant further acknowledges that neither Landlord nor any of its agents made any representations as to (i) whether the Leased Premises may be used for Tenant’s intended use under existing Law, or (ii) the suitability of the Leased Premises for the conduct of Tenant’s business, or (iii) the exact square footage of the Leased Premises or the Buildings, and that Tenant relies solely upon its own investigations with respect to such matters. Tenant expressly waives any and all claims for damage by reason of any statement, representation, warranty, promise or other agreement of Landlord or Landlord’s agent(s), if any, not contained in this Lease or in any Exhibit attached hereto.
ARTICLE 15

Building F and Amenities Building

OPTIONS TO EXTEND

15.1    Options to Extend. So long as Tenant is leasing the entirety of the Buildings and Building E, and subject to the conditions set forth below, Tenant shall have three (3) options to extend the term of this Lease, the Building E Lease, and, if applicable, the Building G Lease, the first for a period of six (6) years from the expiration of the initial, unextended Lease Term (the “First Extension Period”), the second (the “Second Extension Period”) for a period of six (6) years from the expiration of the First Extension Period, and the third (the “Third Extension Period”) for a period of six (6) years from the expiration of the Second Extension Period, subject to the following conditions:
(a)Each option to extend shall be exercised, if at all, by notice of exercise given to Landlord by Tenant not more than twelve (12) months nor less than nine (9) months prior to the expiration of the initial, unextended Lease Term or the expiration of the First Extension Period or the Second Extension Period, as applicable;
(b)Tenant shall not have the right to extend the term of this Lease without extending the term of the Building E Lease.
(c)Anything herein to the contrary notwithstanding, if Tenant is in default under any of the terms, covenants or conditions of this Lease or the Building E Lease beyond applicable notice and cure period, if any, expressly set forth in this Lease, at the time Tenant exercises any extension option, Landlord shall have, in addition to all of Landlord’s other rights and remedies provided in this Lease, the right to terminate such option(s) to extend upon notice to Tenant. For the avoidance of confusion, the foregoing shall not be read to prevent Tenant from curing the applicable default and then exercising the applicable option to extend once the default is cured if such cure is completed within the applicable cure period, if any, expressly set forth in this Lease.
15.2    Fair Market Rent. In the event the applicable option is exercised in a timely fashion, the Lease shall be extended for the term of the applicable extension period upon all of the terms and conditions of this Lease, provided that the Base Monthly Rent applicable to each extension period shall be the sum of (a) Tenant’s Amortization Payment, plus (b) 95% of the “Fair Market Rent” for the Leased Premises. For purposes hereof, “Fair Market Rent” shall mean the initial Base Monthly Rent for each extension period and any escalations thereto, as determined with reference to the then-prevailing rates for recently negotiated direct leases (i.e., not subleases) in comparable buildings in the cities of Santa Clara or Sunnyvale and taking into account that this will be a lease renewal rather than a lease origination (but not taking into account Tenant’s furniture, fixtures, or equipment, or any tenant improvements made by Tenant at its sole cost), pursuant to the process described below. No leasing commissions shall be due or payable to any broker retained by Tenant with regard to this Lease for any extension period except (if at all) to the extent set forth in a separate written agreement with Tenant’s broker.
15.3    Tenant’s Election. Within thirty (30) days after receipt of Tenant’s notice of exercise, Landlord shall notify Tenant in writing of Landlord’s estimate of the Base Monthly Rent for the applicable extension period, based on the provisions of Paragraph 15.2 above. Within thirty (30) days after receipt of such notice from Landlord, Tenant shall have the right to

Building F and Amenities Building

(i) accept Landlord’s statement of Base Monthly Rent as the Base Monthly Rent for the applicable extension period; or (ii) elect to arbitrate Landlord’s estimate of Fair Market Rent, such arbitration to be conducted pursuant to the provisions hereof or (iii) withdraw its exercise of the extension option. Failure on the part of Tenant to require arbitration of Fair Market Rent or withdraw its exercise of the extension option within such thirty (30) day period shall constitute acceptance of the Base Monthly Rent for the applicable extension period as calculated by Landlord. If Tenant elects arbitration, the arbitration shall be concluded within ninety (90) days after the date of Tenant’s election, subject to extension for an additional thirty (30) day period if a third arbitrator is required and does not act in a timely manner. To the extent that arbitration has not been completed prior to the expiration of any preceding period for which Base Monthly Rent has been determined, Tenant shall pay Base Monthly Rent at the rate calculated by Landlord, with the potential for an adjustment to be made once Fair Market Rent is ultimately determined by arbitration.
15.4    Rent Arbitration. In the event of arbitration, the judgment or the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined in the City and County of Santa Clara in accordance with the then prevailing rules of JAMS or its successor for arbitration of commercial disputes except to the extent that the procedures mandated by such rules shall be modified as follows:
(a)Tenant shall make demand for arbitration in writing within thirty (30) days after service of Landlord’s determination of Fair Market Rent given under Paragraph 15.3 above, specifying therein the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate appraiser familiar with the Fair Market Rent of comparable buildings in the Santa Clara area who would qualify as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Failure on the part of Tenant to make a proper demand in a timely manner for such arbitration shall constitute a waiver of the right thereto. Within fifteen (15) days after the service of the demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf who shall be similarly qualified. If Landlord fails to notify Tenant of the appointment of its arbitrator, within or by the time above specified, then the arbitrator appointed by Tenant shall be the arbitrator to determine the issue.
(b)In the event that two arbitrators are chosen pursuant to Paragraph 15.4(a) above, the arbitrators so chosen shall, within fifteen (15) days after the second arbitrator is appointed determine the Fair Market Rent. If the two arbitrators shall be unable to agree upon a determination of Fair Market Rent within such fifteen (15) day period, they, themselves, shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators pursuant to Paragraph 15.4(a). In the event they are unable to agree upon such appointment within seven (7) days after expiration of such fifteen (15) day period, the third arbitrator shall be selected by the parties themselves, if they can agree thereon, within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both, may request appointment of such a qualified person by the then Presiding Judge of the California Superior Court having jurisdiction over the County of Santa

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Clara, and the other party shall not raise any question as to such Judge’s full power and jurisdiction to entertain the application for and make the appointment. The three arbitrators shall decide the dispute if it has not previously been resolved by following the procedure set forth below.
(c)Where an issue cannot be resolved by agreement between the two arbitrators selected by Landlord and Tenant or settlement between the parties during the course of arbitration, the issue shall be resolved by the three arbitrators within fifteen (15) days of the appointment of the third arbitrator in accordance with the following procedure. The arbitrator selected by each of the parties shall state in writing his determination of the Fair Market Rent supported by the reasons therefor with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of the two proposed resolutions most closely approximates his determination of Fair Market Rent. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed resolutions. The resolution he chooses as most closely approximating his determination shall constitute the decision of the arbitrators and be final and binding upon the parties.
(d)In the event of a failure, refusal or inability of any arbitrator to act, his successor shall be appointed by him, but in the case of the third arbitrator, his successor shall be appointed in the same manner as provided for appointment of the third arbitrator. The arbitrators shall decide the issue within fifteen (15) days after the appointment of the third arbitrator. Any decision in which the arbitrator appointed by Landlord and the arbitrator appointed by Tenant concur shall be binding and conclusive upon the parties. Each party shall pay the fee and expenses of its respective arbitrator and both shall share the fee and expenses of the third arbitrator, if any, and the attorneys’ fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses.
(e)The arbitrators shall have the right to consult experts and competent authorities to obtain factual information or evidence pertaining to a determination of Fair Market Rent, but any such consultation shall be made in the presence of both parties with full right on their part to cross examine. The arbitrators shall render their decision and award in writing with counterpart copies to each party. The arbitrators shall have no power to modify the provisions of this Lease.
ARTICLE 16
EXPANSION RIGHT; RIGHT OF FIRST OFFER TO LEASE;
RIGHT OF FIRST OFFER TO PURCHASE; RIGHT OF FIRST
REFUSAL TO PURCHASE

16.1    Expansion Right. For a period of forty-eight (48) months from the Effective Date of this Lease (as extended one day for each day of Entitlement Delay, as defined below, the “Expansion Period”), provided that Tenant is leasing the entirety of the Buildings and Building E, and is not then in monetary or material non-monetary default under this Lease or the Building E Lease beyond the applicable notice and cure period, if any, expressly set forth in this Lease or the Building E Lease, as applicable, Landlord shall not lease Building G to any other tenant or

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make Parking Structure – P2 available for use by any other tenant. As used herein, “Entitlement Delay” means any delay beyond July 1, 2016 in Landlord’s obtaining all discretionary (non-ministerial) entitlements required by the City to construct Building G in accordance with Paragraph 16.1(c), after all applicable appeal periods, as prescribed by Law, have expired, with such square footage as may be permitted by the City. At any time during the Expansion Period, so long as Tenant is not in monetary or material non-monetary default under this Lease beyond the applicable notice and cure period, if any, expressly set forth in this Lease, Tenant may provide a written notice (the “Expansion Premises Election Notice”) to Landlord of Tenant’s election to lease the entirety of Building G (the “Expansion Premises”) and the attendant right to its allocation of parking spaces (including all parking spaces in Parking Structure – P2). If Tenant timely delivers the Expansion Premises Election Notice in compliance with the foregoing, Tenant will be obligated to lease the Expansion Premises, and Landlord and Tenant shall within twenty-one (21) days after the date Tenant delivers the Expansion Premises Election Notice, enter into a lease for the Expansion Premises (the “Building G Lease”) in substantially the same in form as this Lease, but reflecting the following terms (the “Expansion Terms”):
(a)Expansion Within 24 Months. If Tenant delivers the Expansion Premises Election Notice in compliance with the foregoing within twenty-four (24) months from the Effective Date of this Lease (as extended one day for each day of Entitlement Delay):
(i)the lease commencement date for the Building G Lease (the “Expansion Premises Commencement Date”) would be determined in the same manner as the Lease Commencement Date is determined under this Lease and would include construction milestones and penalties for late delivery substantively the same as those set forth in Paragraph 2.8 of this Lease, subject to reasonable adjustments to the timing and deadlines based on then-market conditions (e.g., City capacity and turn-around times, availability and responsiveness of, and ability to engage, contractors and subcontractors, lead time for steel and other special order items, expiration of the existing lease on the parcel on which Building G would be constructed, etc.); provided, however, in no event would such penalties (or any of Tenant’s other remedies) include the right to terminate this Lease or the Building E Lease;
(ii)the Lease Term of the Building G Lease would commence on the Expansion Premises Commencement Date and expire on the Lease Expiration Date (as defined in Article 1 above);
(iii)the Base Monthly Rent (on a per rentable square foot basis) for the Expansion Premises would be equal to the then-current Base Monthly Rent (on a per rentable square foot basis) being paid by Tenant on the Expansion Premises Commencement Date with respect to the Leased Premises, but would be abated for the first nine (9) months; and
(iv)Landlord would provide a tenant improvement allowance applicable to the Expansion Premises equal to sixty dollars ($60.00) per rentable square foot of Building G, and such tenant improvement allowance would be governed and disbursed as described in the Work Letter attached hereto with respect to the Tenant Improvement Allowance.

Building F and Amenities Building

(b)Expansion After 24 Months. If Tenant delivers the Expansion Premises Election Notice in compliance with the foregoing but not within twenty-four (24) months from the Effective Date of this Lease:
(i)the Expansion Premises Commencement Date would be as determined pursuant to Paragraph 16.1(a)(i) above and would include construction milestones and penalties for late delivery substantively the same those set forth in Paragraph 2.8 of this Lease, subject to reasonable adjustments to the timing and deadlines based on then-market conditions (e.g., City and turn-around times, availability and responsiveness of, and ability to engage, contractors and subcontractors, lead time for steel and other special order items, etc.); provided, however, in no event would such penalties (or any of Tenant’s other remedies) include the right to terminate this Lease or the Building E Lease;
(ii)the Lease Term of the Building G Lease would commence on the Expansion Premises Commencement Date and expire on the later to occur of (A) the Lease Expiration Date (as defined in Article 1 above) or (B) one hundred eight (108) months after the Expansion Premises Commencement Date;
(iii)the Base Monthly Rent (on a per rentable square foot basis) for the Expansion Premises would be equal to the higher of (A) the then-current Base Monthly Rent (on a per rentable square foot basis) being paid by Tenant with respect to the Leased Premises on the Expansion Premises Commencement Date, and (B) ninety-five percent (95%) of the Fair Market Rent (as defined in Paragraph 15.2 above, but taking into account the tenant improvement allowance and rental abatement described in this subsection (iii) and in subsection (iv) below), as determined for the Expansion Premises, but would be abated for the first nine (9) months;
(iv)Landlord would provide a tenant improvement allowance applicable to the Expansion Premises equal to sixty dollars ($60.00) per rentable square foot of Building G, and such tenant improvement allowance would be governed and disbursed as described in the Work Letter attached hereto with respect to the Tenant Improvement Allowance.
(c)Building G Design and Parking Structure – P2. Building G will be substantially the same as Building F in design, style, materials, and appearance, and Parking Structure - P2 together with surface parking will provide 3.3 parking spaces for each 1,000 net rentable square feet of Expansion Premises; provided, however, that if Tenant does not lease the Expansion Premises pursuant to this Paragraph 16.1 and provided that the Required Conditions are satisfied, Landlord shall have the right to redesign Building G and Parking Structure - P2, and reconfigure their locations, or elect not to build them, in Seller’s sole discretion.
(d)Building G Size. Building G is currently estimated to contain 300,000 (but not greater than 310,000) rentable square feet of space, and Landlord shall promptly commence and use its best efforts to obtain the City’s approval for such amount. Without limiting the foregoing, Landlord shall pay any and all fees and costs required by the City or any other governmental authority for Building G to be entitled for 300,000 rentable square feet; including, without limitation, impact fees, fair share fees, in-lieu fees, mitigation costs and measures required in connection with any CEQA analysis, and/or any other exactions connected with such entitlement, other than Transportation Demand Management (“TDM”) program costs.

Building F and Amenities Building

Notwithstanding anything to the contrary in this Lease, if the rentable square footage of Building G finally approved by the City after expiration of applicable appeal periods is less than 300,000 rentable square feet, then, provided that Tenant has timely delivered the Expansion Premises Election Notice and properly exercised its expansion right pursuant to this Paragraph 16.1, Landlord shall make a payment to Tenant in the amount of $1,000,000 for each 10,000 rentable square foot increment below 300,000 rentable square feet, which payment shall be made within twenty (20) days after the later of (i) the date Landlord obtains all discretionary (non-ministerial) entitlements required by the City to construct Building G with all applicable appeal periods having expired (or, if no such approval is obtained, after request for approvals is denied (whether due to a moratorium or otherwise) and all applicable appeal periods have expired), and (ii) the date that Tenant delivers its Expansion Premises Election Notice. For example, if the final approved rentable square footage of Building G is between 290,000 rentable square feet and 281,000 rentable square feet, then Landlord shall pay $1,000,000 to Tenant; if the final approved rentable square footage of Building G is between 280,000 rentable square feet and 271,000 rentable square feet, Landlord shall pay $2,000,000 to Tenant. In addition, if the actual rentable square footage of the newly constructed Building G is both (i) less than 300,000 and (ii) less than the final approved rentable square footage of Building G, then Landlord shall make a payment to Tenant in the amount of $1,000,000 for each 10,000 rentable square foot increment below the final approved rentable square footage of Building G, which payment shall be made within twenty (20) days after Building G has been substantially completed and its rentable square footage has been re-determined pursuant to Paragraph 2.1(b) of the Building G Lease. For avoidance of doubt, the square footage of improvements approved by the City for Building G shall include any building area that Landlord is permitted to build as of right under applicable zoning, as well as any pre-existing development rights or entitlements; however, Building G shall, regardless of size, be a newly constructed building substantially the same as Building F in design, style, materials, and appearance.
(e)Expansion Timing. Landlord shall not be obligated to commence construction activities of Building G or Parking Structure - P2 prior to Tenant’s timely delivery of the Expansion Premises Election Notice in compliance with the foregoing requirements. Tenant acknowledges that the parcel on which Building G would be constructed is currently encumbered with a lease whose term does not expire until September 30, 2016, and that Landlord cannot commence construction activities on Building G until after such lease expires.
16.2    Right of First Refusal to Lease.
(a)Provided that Tenant is then is leasing the entirety of the Buildings, Building E, and, Building G, if the Building G Lease is entered into by Landlord and Tenant pursuant to Paragraph 16.1 above, and Tenant is not then in monetary or material non-monetary default under this Lease, the Building E Lease, or the Building G Lease beyond the applicable cure period, if any, expressly set forth in this Lease, then after receiving or negotiating an Acceptable Proposal (as defined below) for any Available Space (as defined in clause (f ) below) in the Project (such space described in the Acceptable Proposal being defined herein as the “ROFR Space”), Landlord shall deliver a written notice (the “ROFR Notice”) to Tenant and the terms of the Acceptable Proposal.

Building F and Amenities Building

(b)Tenant shall notify Landlord in writing within nine (9) Business Days after receipt of the ROFR Notice of Tenant’s election to lease the ROFR Space on the terms set forth in the Acceptable Proposal (“Tenant’s Election Notice”). Tenant shall not have the right to lease less than the entire ROFR Space. As used herein, the term “Acceptable Proposal” means a lease proposal received from or negotiated with a third party (whether or not executed) containing terms upon which Landlord or its affiliate is willing to lease the ROFR Space to such third party. Anything in this Lease to the contrary notwithstanding, Tenant shall not have the right to deliver Tenant’s Election Notice during any period that Tenant is in in monetary or material non-monetary default under any of the terms, covenants or conditions of this Lease with respect to which it has received a written notice from Landlord if such default remains uncured, and the time periods provided for herein shall not be tolled or extended during Tenant’s cure thereof, but the foregoing shall not be read to prevent Tenant from curing the applicable default and then delivering Tenant’s Election Notice once the default is cured if such cure is completed within the applicable cure period, if any, expressly set forth in this Lease, and Tenant’s Election Notice is delivered within the time periods provided above.
(c)Failure of Tenant to deliver Tenant’s Election Notice within the required time period (i) shall be deemed an election by Tenant to not lease the ROFR Space, Landlord shall then be free to lease the ROFR Space to such third party in accordance with the terms set forth in the ROFR Notice or such terms as Landlord shall elect, and Tenant shall have no further rights to lease the ROFR Space; provided, however, that (i) Tenant’s rights under this Paragraph 16.2 shall continue for any portion of the Available Space which was not referenced in the ROFR Notice, (ii) Tenant’s rights under this Paragraph 16.2 with respect to the ROFR Space shall continue to the extent such space becomes available for lease again during the Lease Term or any extension thereof, and (iii) in the event that Landlord proposes to lease such ROFR Space at a Net Effective Rental Rate that is less (on a per rentable square foot basis) than ninety percent (90%) of the Net Effective Rental Rate specified in the ROFR Notice, Tenant’s rights under this Paragraph 16.1 shall be revived as to the Identified ROFR Space and Landlord shall deliver a revised ROFR Notice (the “Revised ROFR Notice”) offering such Identified ROFR Space to Tenant at such proposed lower rate and Tenant shall have the right to lease such ROFR Space on the terms set forth in such Revised ROFR Notice by notice to Landlord given within nine (9) business days after Tenant’s receipt thereof. As used in this Agreement, the term “Net Effective Rental Rate” shall mean the net present value of the rent and additional rent payable under the ROFR Notice, taking into account any allowances and the fair market value of any work to be performed by Landlord at its expense in connection with any such proposed transaction using a discount rate equal to the Prime Rate plus two percent (2%) as reported in the Wall Street Journal from time to time, or any successor published from time to time as reasonably selected by Landlord.
(d)If Tenant delivers Tenant’s Election Notice within the time period required herein, Tenant shall be bound and obligated to lease from Landlord, and Landlord shall be bound and obligated to lease to Tenant, the ROFR Space, and Landlord and Tenant shall within fifteen (15) days after the date Tenant delivers Tenant’s Election Notice, enter into a lease for the ROFR Space in substantially the same in form as this Lease (but with appropriate modifications, by reference to the Bridge Space Lease, where applicable, in the event that the ROFR Space does not constitute an entire Building), but reflecting the terms set forth in the Acceptable Proposal.

Building F and Amenities Building

(e)Notwithstanding the foregoing, Tenant’s rights pursuant to this Paragraph 16.2 are subject only to existing extension and expansion rights of current project tenants1 (“Existing Project Tenants”) as of the date of this Lease and set forth in such current written leases as and to the extent described on Exhibit M attached hereto and made a part hereof (the “Existing Superior Rights”).
(f)As used herein, “Available Space” means all rentable space in Building A, Building B, Building C, and Building D, and Building G, whether now existing or hereinafter constructed, subject only to Existing Superior Rights.
16.3    Right of First Offer to Lease. If (a) Landlord is then owned by Menlo Equities Development Company IX LLC and Beacon Santa Clara Campus Equity LLC (or another special purpose entity owned and controlled by Menlo Equities Development Company IX LLC and Beacon Santa Clara Campus Equity LLC), (b) Tenant is leasing the entirety of the Leased Premises and the Building E Premises (and the Expansion Premises, if the Building G Lease is entered into by Landlord and Tenant pursuant to Paragraph 16.1 above or otherwise), (c) Tenant is not then in monetary or material non-monetary default under this Lease or the Building E Lease beyond the applicable notice and cure periods, if any, expressly set forth in such leases, and (d) Landlord, in its sole discretion, acquires (or enters into a binding agreement to acquire) one or more parcels of real property adjacent to the Project, incorporates (or intends to incorporate) such parcel(s) into the Project, and decides that it will construct one or more additional buildings thereon for lease, then Landlord shall notify Tenant that such building(s) will be available for lease ten (10) business days (the “Lease Negotiation Period”) prior to offering such building(s) for lease to third parties and would not solicit or entertain offers from parties other than Tenant during the Lease Negotiation Period. Tenant acknowledges Landlord may choose not acquire such parcel(s), construct such building(s), or incorporate any such building(s) into the Project at any time before, during, or after the Lease Negotiation Period. This right shall be personal to Palo Alto Networks, Inc. and its Permitted Assignee.
In the event Landlord and Tenant, each in its sole discretion, reach agreement with respect to the lease of such building(s), then by no later than the end of the Lease Negotiation Period they shall enter into one or more leases reflecting the terms agreed upon during the Lease Negotiation Period. In the event Landlord and Tenant, each in its sole discretion, do not reach agreement with respect to the lease of such Building(s) during the Lease Negotiation Period, Landlord shall then be free to market and lease such building(s) to third parties, and Tenant shall have the same rights as other potential tenants to participate in the marketing process, either directly or through its brokers or agents. Anything in this Lease to the contrary notwithstanding, Tenant shall not have the right to exercise its rights under this Paragraph 16.3 during any period that Tenant is in material default under any of the terms, covenants or conditions of this Lease, and the time periods provided for herein shall not be tolled or extended during Tenant’s cure thereof, but the foregoing shall not be read to prevent Tenant from curing the applicable default
1 If the lease to Move, Inc. has not been executed as of, but is executed within thirty (30) days after, the Effective Date of this Lease, Move, Inc. shall be deemed to be an Existing Project Tenant, and its extension and expansion rights set forth in its lease shall be deemed Existing Superior Rights. If the lease to Move, Inc. has not been executed within thirty (30) days after the Effective Date of this Lease, the space listed on Exhibit M as space leased by Move, Inc. will be deemed Available Space and references to Move, Inc. will be deemed to be deleted from such exhibit.

Building F and Amenities Building

and then exercising its rights under this Paragraph 16.3 once the default is cured if such cure is completed within the applicable cure period, if any, expressly set forth in this Lease.
16.4    Right of First Offer to Purchase. If Landlord is then owned by Menlo Equities Development Company IX LLC and Beacon Santa Clara Campus Equity LLC (or another special purpose entity owned and controlled by Menlo Equities Development Company IX LLC and Beacon Santa Clara Campus Equity LLC), and Tenant is leasing the entirety of the Leased Premises and the Building E Premises (and the Expansion Premises, if the Building G Lease is entered into by Landlord and Tenant pursuant to Paragraph 16.1 above or otherwise), and provided that Tenant is not then in monetary or material non-monetary default under this Lease or the Building E Lease beyond the applicable notice and cure periods, if any, expressly set forth in such leases, then if and when Landlord, in its sole discretion, decides to market either (a) the Buildings, and/or Building E, and/or Building G (if the Building G Lease is entered into by Landlord and Tenant pursuant to Paragraph 16.1 above or if the Expansion Period has not yet expired) (the “Subject Buildings”), or (b) the entire Project, for sale on a standalone basis to an unaffiliated third party, Landlord will provide an offering package and/or summary financial information to Tenant fifteen (15) business days (the “Purchase Negotiation Period”) prior to offering the Subject Buildings or the Project, as applicable, for sale to third parties and would not solicit or entertain offers from parties other than Tenant during the Purchase Negotiation Period. Tenant acknowledges Landlord may choose not to sell the Subject Buildings or the Project at any time during the Purchase Negotiation Period and/or marketing process. This right shall be personal to Palo Alto Networks, Inc. and its Permitted Assignee, applies only to a sale of either (i) the Subject Buildings only, or (ii) the Project only, and without limitation shall not apply in the event of (a) any other multi-building or multi-project portfolio sale involving additional property, (b) a Property, multi-property, or Project recapitalization or financing, or (c) a larger capital markets transaction (e.g., a merger, consolidation, reorganization, master limited partnership, REIT, UPREIT, etc.) involving the Property or the Project. In the event Landlord and Tenant, each in its sole discretion, reach agreement with respect to the purchase and sale of the Subject Buildings or the Project, then by no later than the end of the Purchase Negotiation Period they shall enter into an “As-Is” Purchase and Sale Agreement, without representations or warranties other than those relating to authority, and otherwise reflecting the terms agreed upon during the Purchase Negotiation Period. In the event Landlord and Tenant, each in its sole discretion, do not reach agreement with respect to the purchase and sale of the Subject Buildings or the Project during the Purchase Negotiation Period, Tenant shall have the same rights as other potential buyers to participate in the marketing process, either directly or through its brokers or agents. Anything in this Lease to the contrary notwithstanding, Tenant shall not have the right to exercise its rights under this Paragraph 16.4 during any period that Tenant is in material default under any of the terms, covenants or conditions of this Lease, and the time periods provided for herein shall not be tolled or extended during Tenant’s cure thereof, but the foregoing shall not be read to prevent Tenant from curing the applicable default and then exercising its rights under this Paragraph 16.4 once the default is cured if such cure is completed within the applicable cure period, if any, expressly set forth in this Lease.
16.5    Right of First Refusal to Purchase (Unsolicited Purchase Proposal).

Building F and Amenities Building

(a)If (i) Landlord is then owned by Menlo Equities Development Company IX LLC and Beacon Santa Clara Campus Equity LLC (or another special purpose entity owned and controlled by Menlo Equities Development Company IX LLC and Beacon Santa Clara Campus Equity LLC), (ii) Tenant is then is leasing the entirety of the Buildings, Building E, and, Building G, if the Building G Lease is entered into by Landlord and Tenant pursuant to Paragraph 16.1 above, and (iii) Tenant is not then in monetary or material non-monetary default under this Lease, the Building E Lease, or the Building G Lease beyond the applicable notice and cure period, if any, expressly set forth in this Lease or such other leases (as applicable), then, after receiving or negotiating an Acceptable Unsolicited Purchase Proposal (as defined below) for the Subject Buildings (as defined in Paragraph 16.4 above) on a standalone basis, Landlord shall deliver a written notice (the “Purchase ROFR Notice”) to Tenant and the terms of the Acceptable Unsolicited Purchase Proposal.
(b)Tenant shall notify Landlord in writing within ten (10) Business Days after receipt of the Purchase ROFR Notice of Tenant’s election to purchase the Subject Buildings or the Project, as applicable, on the terms set forth in the Acceptable Unsolicited Purchase Proposal (“Tenant’s Purchase Election Notice”). As used herein, the term “Acceptable Unsolicited Purchase Proposal” means an unsolicited purchase proposal received from a third party (whether or not executed, and whether or not further negotiated after initial receipt) containing terms upon which Landlord or its affiliate is willing to sell the Subject Buildings or the Project on a standalone basis to such third party. Anything in this Lease to the contrary notwithstanding, Tenant shall not have the right to deliver Tenant’s Purchase Election Notice during any period that Tenant is in in monetary or material non-monetary default under any of the terms, covenants or conditions of this Lease or the Building E Lease or (if applicable) the Building G Lease, with respect to which it has received a written notice from Landlord if such default remains uncured, and the time periods provided for herein shall not be tolled or extended during Tenant’s cure thereof, but the foregoing shall not be read to prevent Tenant from curing the applicable default and then delivering Tenant’s Purchase Election Notice once the default is cured if such cure is completed within the applicable cure period, if any, expressly set forth in this Lease, the Building E Lease, or the Building G Lease (as applicable) and Tenant’s Purchase Election Notice is delivered within the time periods provided above.
(c)Failure of Tenant to deliver Tenant’s Purchase Election Notice within the required time period shall be deemed an election by Tenant not to purchase the Buildings, Landlord shall then be free to sell the Buildings to such third party in accordance with the terms set forth in the Acceptable Unsolicited Purchase Proposal and Tenant shall have no further rights to purchase the Buildings pursuant to this Paragraph 16.5.
(d)If Tenant delivers Tenant’s Purchase Election Notice in accordance with subparagraph (b) above within the required time period, then by no later than five (5) business days after delivery of Tenant’s Purchase Election Notice, they shall enter into an “As-Is” Purchase and Sale Agreement, without representations or warranties other than those relating to authority, and otherwise reflecting the terms of the Acceptable Unsolicited Purchase Proposal.
(e)Tenant’s rights set forth in this Paragraph 16.5 shall be personal to Palo Alto Networks, Inc. and its Permitted Assignee, apply only to a sale of either (i) the Subject

Building F and Amenities Building

Buildings only, or (ii) the Project only, and without limitation shall not apply in the event of (a) any other multi-building or multi-project portfolio sale involving additional property, (b) a Property, multi-property, or Project recapitalization or financing, or (c) a larger capital markets transaction (e.g., a merger, consolidation, reorganization, master limited partnership, REIT, UPREIT, etc.) involving the Property or the Project.
16.6    Condition Subsequent Related to 3535 Garrett. Although this Lease, the Building E Lease, and the Bridge Space Lease, and the rights and obligations of the parties hereunder and thereunder, are binding and effective upon the Effective Date hereof and the Effective Date of each such other lease, they are nonetheless conditioned upon the closing of Landlord’s acquisition of Parcel “2”, 3535 Garrett Drive (the “Garrett Property”), as evidenced by delivery by Landlord to Tenant of a conformed copy of the vesting deed with recording information (the “Adjacent Property Condition”). Landlord shall use commercially reasonable efforts to cause the Adjacent Property Condition to be satisfied as soon as reasonably practicable after the Effective Date of this Lease. Without limiting the foregoing, not later than June 1, 2015, Landlord shall deliver to the current owner of the Garrett Property Landlord’s written election to proceed with the closing of the acquisition of the Garrett Property pursuant to its purchase agreement therefor, together with any additional deposit required in connection therewith. Landlord shall concurrently send a copy of such written notice to Tenant together with evidence of payment by Landlord of such additional deposit. If Landlord fails to satisfy the Adjacent Property Condition by June 9, 2015, Tenant may terminate this Lease, the Building E Lease, and the Bridge Space Lease (i.e., if Tenant elects to terminate, Tenant must terminate all such leases) by giving Landlord at least two (2) business days’ advance written notice thereof. Such notice of termination must be delivered by 12:00 p.m. Pacific Daylight Time by the earlier to occur of (a) June 11, 2015, and (b) the satisfaction of the Adjacent Property Condition, and, upon any such termination, each of this Lease, the Building E Lease, and the Bridge Space Lease shall be null, void and of no further force and effect; provided, however, that if Landlord satisfies the Adjacent Property Condition within the foregoing two (2) business day notice period, Tenant’s notice of termination shall be void and of no force or effect and this Lease, the Building E Lease, and the Bridge Space Lease shall continue in full force and effect.
16.7    Effect of Sale or Transfer of Parcels. If any property in the Project is sold or conveyed by Landlord to a third party, and provided that Landlord has complied with Paragraphs 16.4 and 16.5 hereof to the extent they are applicable, and such third party assumes Landlord’s obligations under Article 16 hereof as it applies to the parcel in the Project being acquired by such third party, then Landlord shall have no further liability to Tenant, and Tenant shall have no rights or remedies against Landlord, under this Lease with respect to such property so sold or conveyed.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Building F and Amenities Building

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the respective dates below set forth with the intent to be legally bound thereby as of the Effective Date of this Lease first above set forth.
TENANT:
PALO ALTO NETWORKS, INC.,
a Delaware corporation
Dated: May 28, 2015    By: /s/ MARK D. MCLAUGHLIN
Printed Name: President and CEO
Title: President

Dated: May 28, 2015    By: /s/ STEFFAN TOMLINSON
Printed Name: Chief Financial Officer
Title: Chief Financial Officer
LANDLORD:
SANTA CLARA CAMPUS PROPERTY OWNER I LLC, a Delaware limited liability company
By:    Santa Clara Campus Partners LLC,
a Delaware limited liability company,
its Sole Member

By:	Menlo Equities Development Company IX LLC, a California limited liability company, its Manager
By:    Menlo Equities V LLC,
a California limited liability company, its Manager
By:    Menlo Legacy Holdings L.P.,
a California limited partnership, its Managing Member
Dated: May 28, 2015 By: /s/ HENRY D. BULLOCK
Henry D. Bullock, President

Building F and Amenities Building

EXHIBIT A-1
PARCEL MAP

TANNERY WAY
GARRETT DRIVE
LAKESIDE DRIVE
SCOTT BLVD
PARCEL D
6.140 ACRES±
PARCEL E
5.482 ACRES±
PARKING STRUCTURE
P1- N
P1- S
PARCEL C
415 M 24
PARKING STRUCTURE
P2
PARCEL B
415 M 24
PARCEL A
6.303 ACRES±
PARCEL B
5.933 ACRES±
PARCEL C
6.360 ACRES±
PARCEL 2
399 M 44-46
216-31-077
216-31-082
216-31-083
216-31-084
213-31-085
213-31-086
G
E
H
F
A
B
C
D
SET SCRIBED "+" ON METAL COVER OF P.G.&E. CO. VAULT PER 789 M 3-4
10' PRIVATE STORM DRAIN EASEMENT, PER N536 O.R. 262, TO BE QUITCLAIMED BY SEPARATE DOCUMENT PER PARCEL MAP 789 M 3-4
10' PRIVATE WATER MAIN EASEMENT, PER N536 O.R. 249, TO BE QUITCLAIMED BY SEPARATE DOCUMENT PER PARCEL MAP 789 M 3-4
14' G.P.E. C951 O.R. 196
14' G.P.E. PARCEL TWO C951 O.R. 196
FOUND 3/4" IRON PIPE PER 415 M 24 WITH PLUG & TACK
5' WATER MAIN EASEMENT PER N536 O.R. 249
FOUND 1" IRON PIPE WITH PLUG & TACK PER 399 M 44-46
14' G.P.E. PARCEL TWO C951 O.R. 226
10' S.D.E. PARCEL TWO N051 O.R. 1514
10' G.P.E. PARCEL ONE C951 O.R. 196
14' G.P.E. PARCEL ONE C951 O.R. 196
37' I.E.E. FOR THE BENEFIT OF PARCEL A, 415 M 24
FOUND 3/4" IRON PIPE WITH PLUG & TACK PER 415 M 24
14' G.P.E. PARCEL THREE C951 O.R. 196
10' G.P.E. C951 O.R. 226
5' N.P.E. B998 O.R. 379
10' G.P.E. B374 O.R. 393
35' S.W.E. B431 O.R. 623 B213 O.R. 348
35' L.M.E. B317 O.R. 80
S89°33'03"W 754.67'
N83°36'15"E 269.06'
N89°57'39"E 485.11'
N89°57'39"E 541.80'
N89°44'21"E 323.00'
N89°33'03"E 315.87'
N89°33'03"E 130.60'
N89°33'03"E
N84°29'21"E 306.06'
N85°00'39"W 340.69'
N00°02'21"W 539.13'
N00°02'21"W 517.03'
N00°02'09"W 575.03'
N00°02'21"W 652.71'
N00°02'21"W 279.00'
N00°02'21"W 339.40'
N00°02'21"W 271.49'

Exhibit A

Building F and Amenities Building

EXHIBIT A-2
SITE PLAN

TANNERY WAY
GARRETT DRIVE
LAKESIDE DRIVE
SCOTT BLVD
PARKING STRUCTURE
P2
G
E
H
F
P1-N
PARKING STRUCTURE
P1-S
D
A
B
C

Exhibit A

Building F and Amenities Building

EXHIBIT A-3
TARGET PARCEL MAP

TANNERY WAY
GARRETT DRIVE
LAKESIDE DRIVE
SCOTT BLVD
PARKING STRUCTURE
P2
G
E
P1- N
PARKING STRUCTURE
P1- S
H
F
D
A
B
C

Exhibit A

Building F and Amenities Building

EXHIBIT A-4
EXCLUSIVE USE AREAS

TANNERY WAY
PARKING STRUCTURE
P2
G
E
P1- N
PARKING STRUCTURE
P1- S
H
F
GARRETT DRIVE
LAKESIDE DRIVE
D
A
B
C
SCOTT BLVD

Exhibit A

Building F and Amenities Building

EXHIBIT A-5
BICYCLE STORAGE AREA

Exhibit A

Building F and Amenities Building

P1N - Ground Level - Bicycle Storage Location
RAMP UP
RAMP DN
RAMP DN
RAMP UP
RAMP DN
RAMP UP
RAMP UP
RAMP DN

Exhibit A

Building F and Amenities Building

EXHIBIT A-6
PAN VISITOR PARKING SPACES

TANNERY WAY
PAN Visitor Parking Spaces
G
E
P1-N
PARKING STRUCTURE
PARKING STRUCTURE
P1-S
P2
H
F
GARRETT DRIVE
LAKESIDE DRIVE
D
A
C
B
SCOTT BLVD
SCALE: 1" = 60'
1

RMW
architecture & interiors

40 South Market Street
Suite 600
San Jose, CA 95113
Tel 408.294.8000
Fax 408.294.1747
www.rmw.com

MENLO EQUITIES

SCHEMATIC DESIGN
PACKAGE

33XX SCOTT BOULEVARD
SANTA CLARA, CA 95054

approved for the owner by:

approved for the architect by:

issue: description: date:

consultant:

drawn by: Author

checked by: Checker

stamp:

PRELIMINARY

scale:

project number:

SITE PLAN

sheet no.:

Exhibit A

Building F and Amenities Building

EXHIBIT B
FLOOR PLAN
Building F:

Exhibit B

Building F and Amenities Building

Building H:

Exhibit B

Building F and Amenities Building

EXHIBIT C
WORK LETTER
THIS TENANT WORK LETTER (“Work Letter”) sets forth the agreement of Landlord and Tenant with respect to the improvements to be constructed in the Leased Premises, as defined in the Lease to which this Work Letter is attached as an exhibit. In the event of any inconsistency between the terms of this Work Letter and the terms of the Lease, the terms of the Lease shall control. All defined terms used herein shall have the meanings set forth in the Lease, unless otherwise defined in this Work Letter.
1.    Landlord’s Work.
(a)    Landlord will construct (i) the base building warm shell of Building F, which shall be an eight-story, steel frame building containing the components listed on Exhibit A-1 attached hereto, and including the improvements to the Common Areas (including the Exclusive Use Area) shown on such exhibit, and (ii) the base building warm shell of Amenities Building H, which shall be a two-story, steel frame building containing the components listed on Exhibit A-2 attached hereto (as applicable, the “Warm Shell Components”), substantially in accordance with the plans for the Building which are being developed by Landlord (based on the rendered plans which are listed on Exhibit A-3 attached hereto) and the Site Plan (such plans and Site Plan are subject to adjustment by Landlord and approval, and changes if any are required, by the City), and in compliance with all Laws applicable thereto on the date the Building is substantially completed by Landlord (the “Landlord’s Work”). Such plans, prior to approval by the City are defined herein as the “Interim Base Building Plans” and, after approval by the City are defined herein as the “Final Base Building Plans.” The exterior architecture of Building F shall be comparable to Building C with regard to materials and color, but shall consist of eight (8) stories with a curvilinear front facade. Landlord shall provide Tenant’s architect with a CAD file of the Final Base Building Plans within three (3) business days after the same have been upon submittal of same to the City of Santa Clara Building Department (the “Submittal Date”).
(b)    Landlord will deliver drafts of the Interim Base Building Plans to Tenant as the same are developed and revised, within three (3) business days after each revision set is completed. In addition, Landlord shall use reasonable efforts to provide Tenant with copies of other material submissions to the City of Santa Clara and to keep Tenant informed of material discussions and correspondence with the City and other relevant governmental authorities. Tenant shall have the right to approve any material changes to the Interim Base Building Plans, unless the same are required solely by the City of Santa Clara.
(c)    In the event it is determined that Landlord’s Work has not been completed in accordance with the requirements of this Work Letter, Landlord agrees to correct (or to cause Landlord’s contractor to correct) Landlord’s Work as necessary with the result that that Landlord’s Work will have been completed in accordance with the requirements of this Work Letter (and the foregoing shall also apply to work required due to a governmental agency requiring remediation of any Hazardous Materials on or about the Property not released by Tenant or any of the Tenant Parties).

Exhibit C

Building F and Amenities Building

2.    Tenant Improvements. Tenant shall be permitted to construct, furnish or install all improvements that are necessary for the use and occupancy of the entirety of the Leased Premises (collectively, the “Tenant Improvements”). Tenant will engage a consultant reasonably approved by Landlord to manage the design and construction of the Tenant Improvements (“Tenant Improvement Project Manager”). Tenant shall cause all drawings and specifications for the Tenant Improvements to be prepared by an architect selected by Tenant and reasonably approved by Landlord (“Tenant Improvement Architect”) and to be constructed by a general contractor licensed in California, selected by Tenant, and reasonably approved by Landlord (“Tenant Improvement Contractor”). Without limiting Tenant’s right to propose others, Landlord hereby approves the general contractors, architects and project managers listed on Schedule 1 to this Work Letter. Landlord’s prior written consent, which shall not be unreasonably withheld, shall be required if Tenant desires to change its Tenant Improvement Architect, Tenant Improvement Contractor or Tenant Improvement Project Manager. Tenant shall furnish to Landlord a copy of the executed contracts between Tenant and Tenant Improvement Architect, and Tenant and Tenant Improvement Contractor, covering all of Tenant’s obligations under this Work Letter.
The Tenant Improvements shall be in conformity with drawings and specifications submitted to and approved by Landlord, which approval shall not be unreasonably withheld or delayed, and shall be performed in accordance with the following provisions:
Tenant Improvement Space Plans: Tenant shall prepare and submit to Landlord for its approval Tenant Improvement space plans (the “Tenant Improvement Space Plans”). Within five (5) business days after receipt of Tenant’s drawings Landlord shall return one set of prints thereof with Landlord’s approval and/or suggested modifications noted thereon. If Landlord has approved Tenant’s drawings subject to modifications, such modifications shall be deemed to be acceptable to and approved by Tenant unless Tenant shall prepare and resubmit revised drawings for further consideration by Landlord. If Landlord has suggested modifications without approving Tenant’s drawings Tenant shall prepare and resubmit revised drawings within five (5) business days for consideration by Landlord. All revised drawings shall be submitted, with changes highlighted, to Landlord within five (5) business days following Landlord’s return to Tenant of the drawings originally submitted, and Landlord shall approve or disapprove such revised drawings within five (5) business days following receipt of the same. Landlord shall be provided with a copy of Tenant’s preliminary floor plan and associated CAD files as a condition to receiving reimbursement.
Tenant Improvement Design Development Plans: Tenant shall prepare and submit to Landlord for its approval Tenant Improvement design development plans (“Tenant Improvement Design Development Plans”). Within five (5) business days after receipt of Tenant’s drawings Landlord shall return one set of prints thereof with Landlord’s approval and/or suggested modifications noted thereon. If Landlord has approved Tenant’s drawings subject to modifications, such modifications shall be deemed to be acceptable to and approved by Tenant unless Tenant shall prepare and resubmit revised drawings for further consideration by Landlord. If Landlord has suggested modifications without approving Tenant’s drawings Tenant shall prepare and resubmit revised drawings

Exhibit C

Building F and Amenities Building

within five (5) business days for consideration by Landlord. All revised drawings shall be submitted, with changes highlighted, to Landlord within five (5) business days following Landlord’s return to Tenant of the drawings originally submitted, and Landlord shall approve or disapprove such revised drawings within five (5) business days following receipt of the same.
Tenant Improvement Working Drawings: Tenant shall prepare and submit to Landlord for its approval Tenant Improvement working drawings (“Tenant Improvement Working Drawings”) including mechanical, electrical, and plumbing plans (“MEP”). Within five (5) business days after receipt of Tenant’s drawings Landlord shall return one set of prints thereof with Landlord’s approval and/or suggested modifications noted thereon. If Landlord has approved Tenant’s drawings subject to modifications, such modifications shall be deemed to be acceptable to and approved by Tenant unless Tenant shall prepare and resubmit revised drawings for further consideration by Landlord. If Landlord has suggested modifications without approving Tenant’s drawings Tenant shall prepare and resubmit revised drawings within seven (7) business days for consideration by Landlord. All revised drawings shall be submitted, with changes highlighted, to Landlord within seven (7) business days following Landlord’s return to Tenant of the drawings originally submitted, and Landlord shall approve or disapprove such revised drawings within five (5) business days following receipt of the same.
Final Tenant Improvement Plans: Tenant shall submit the approved Tenant Improvement Working Drawings to the Santa Clara Building Department for a Tenant Improvement building permit prior to the commencement of such work. The Tenant Improvement Working Drawings as modified by the City are defined herein as the “Final Tenant Improvement Plans.” Prior to commencing construction, Tenant shall deliver to Landlord a copy of the City of Santa Clara building permit for the Final Tenant Improvement Plans.
Tenant shall have the right to install a key card security system for the exterior doors of the Buildings and in the elevator cabs, subject to Landlord’s approval over the plans and specifications therefor as set forth below. Tenant shall have the right, but not the obligation, to achieve LEED Silver, Gold or Platinum for the Tenant Improvements. In addition, Tenant, at Tenant’s sole discretion, may elect not to achieve any LEED certification. Tenant shall have the exclusive right, as an element of its Tenant Improvements, to install interior improvements to be included in the Amenities Building, which may include a cafeteria, gym, fitness center, and training and conference facilities.
Any material changes to the Final Tenant Improvement Plans shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld or delayed. Only new materials or other materials of good quality (such as recycled or reclaimed materials) shall be used in the construction of the Tenant Improvements, except with the written consent of Landlord, which consent shall not be unreasonably withheld.
Tenant acknowledges that it will engage the Tenant Improvement Architect, the Tenant Improvement Project Manager, and the Tenant Improvement Contractor, and Landlord shall not be liable for the actions and omissions of Tenant’s architects, engineers, contractors, and project/

Exhibit C

Building F and Amenities Building

construction managers. Landlord’s approval of any of Tenant’s architects, engineers or project/construction managers and of any documents prepared by any of them shall not be for the benefit of Tenant or any third party, and Landlord shall have no duty to Tenant or to any third parties for the actions or omissions of Tenant’s architects, engineers or project/construction managers.
The Tenant Improvements shall be constructed by Tenant Improvement Contractor in accordance with the Final Tenant Improvement Plans, in compliance with all of the terms and conditions of this Work Letter and the Lease, and with all applicable Laws and Restrictions. Tenant or the Tenant Improvement Contractor shall obtain a builder’s risk policy of insurance in an amount and form and issued by a carrier reasonably satisfactory to Landlord, and its subcontractors shall carry worker’s compensation insurance for their employees as required by law. The builder’s risk policy of insurance shall name Landlord as an additional insured and shall not be cancelled without at least thirty (30) days’ prior written notice to Landlord.
Tenant shall notify Landlord of its intention to commence construction ten (10) days prior to commencement and shall again notify Landlord of actual commencement within one (1) business day thereafter. Landlord shall have the right to post in a conspicuous location on the Buildings or the Leased Premises, as well as record with the County of Santa Clara, a Notice of Nonresponsibility. Tenant shall provide Landlord with a copy of the City of Santa Clara building permit allowing for the construction of the Final Tenant Improvement Plans prior to commencement of construction of the Tenant Improvements.
All work to be performed inside or outside of the Buildings shall be coordinated with Landlord. Tenant and the Tenant Improvement Contractor shall conduct their work and employ labor in such manner as to maintain harmonious labor relations, and Landlord and Tenant shall reasonably cooperate with each other with respect to securing their respective entitlements/building permits and avoiding interfering with each other’s respective work.
Tenant shall submit to Landlord on or before the Lease Commencement Date (as defined in the Lease) a Certificate of Substantial Completion, AIA Document G704, by its Tenant Improvement Architect for the Final Tenant Improvement Plans, a copy of all final inspection cards for the Tenant Improvements signed by the appropriate City of Santa Clara inspector and the Temporary Certificate of Occupancy from the City of Santa Clara.
Tenant shall submit to Landlord two CDs containing copies of all Tenant Improvement as-built plans and specifications (including but not limited to final as-built design-build mechanical, electrical, and plumbing plans), warranties, and operating manuals covering all of the work in the Final Tenant Improvement Plans.
Any minor work required for Tenant’s occupancy of the Leased Premises but not included in the Final Tenant Improvement Plans such as the procurement and installation of furniture, fixtures, equipment, interior artwork and signage, shall not require Landlord approval but shall be installed in a good and workmanlike manner by Tenant.
3.    Project Costs. The costs and expenses of the development and construction of the Landlord’s Work and the Tenant Improvements (“Project Costs”) shall be paid in accordance with this Paragraph 3.

Exhibit C

Building F and Amenities Building

(a)    Landlord’s Work. The costs and expenses of the development and construction of the Landlord’s Work shall be paid by Landlord.
(b)    Tenant Improvements. Unless specified otherwise herein, Tenant shall bear and pay the cost of the Tenant Improvements (which cost shall include, without limitation, the costs of construction as provided for in the Tenant Improvement Contractor’s contract, the cost of permits, and all architectural, design, space planning, and engineering services obtained by Tenant in connection with Tenant Improvements, office improvements, wiring and cabling costs, and cubicle costs; provided that so long as Tenant is not in monetary or material non-monetary default under the Lease with respect to which it has received written notice from Landlord, Landlord shall contribute a maximum of $60 per rentable square foot, for an aggregate maximum of $20,400,0005 (the “Tenant Improvement Allowance”), which shall be utilized only for improvements to the Buildings, and for any related “soft costs,” including but not limited to design fees, consulting fees for audio/visual, cabling, telephone, security and computer systems; mechanical/electrical engineers’ fees; and construction management (the “TI Costs”). The foregoing shall not be read to prevent Tenant from curing the applicable default and then being entitled to the applicable disbursement(s) once the default is cured if such cure is completed within the applicable cure period, if any, expressly set forth in this Work Letter or the Lease. The Tenant Improvement Allowance shall be available to Tenant only until October 31, 2018 (the “TI Allowance Deadline”). Landlord shall have no further obligation to make disbursements of the Tenant Improvement Allowance with respect to requests for disbursements made by Tenant after the TI Allowance Deadline; provided, however, that Landlord will remain obligated to honor requests for disbursement properly made by Tenant prior to the TI Allowance Deadline. There shall be no construction management fee or architectural review fee charged by Landlord in connection with the Tenant Improvements. Subject to such deadline:
(i)    Not later than the 25th day of each month Tenant may submit applications for payment to Landlord in a form reasonably acceptable to Landlord, including Tenant Improvement Contractor’s Application and Certification for Payment AIA G702 certified by Tenant Improvement Architect, certified as correct by an authorized representative of Tenant and by Tenant’s architect, for payment of that portion of the TI Costs allocable to the prior month. Each application for payment shall set forth such information and shall be accompanied by such supporting documentation as shall be reasonably requested by Landlord, including the following:
(A)    Invoices.
(B)    Fully executed conditional lien releases in the form prescribed by law from the Tenant Improvement Contractor and all subcontractors and suppliers furnishing labor or materials during such period and fully executed unconditional lien releases from all such entities covering the prior payment period.
______________
5 Based on the Leased Premises containing 340,000 rentable square feet, and subject to measurement as described in the “Leased Premises” definition in the Lease, and adjustment.

Exhibit C

Building F and Amenities Building

(C)    Tenant Improvement Contractor’s worksheets showing percentages of completion.
(D)    Tenant Improvement Contractor’s certification as follows:
“There are no known mechanics’ or materialmen’s liens outstanding at the date of this application for payment, all due and payable bills with respect to the Buildings have been paid to date or shall be paid from the proceeds of this application for payment, and there is no known basis for the filing of any mechanics’ or materialmen’s liens against the Buildings or the Property, and, to the best of our knowledge, waivers from all subcontractors are valid and constitute an effective waiver of lien under applicable law to the extent of payments that have been made or shall be made concurrently herewith.”
(ii)    On or before the 30th day following submission of the application for payment, so long as Tenant is not in default under the terms of this Work Letter or the Leases, Landlord shall pay the amount so requested (but in no event more than $60 per square foot for the applicable space under construction), provided that at such time as Landlord has paid the entire Tenant Improvement Allowance on account of such Tenant Improvement work, all billings shall be paid entirely by Tenant. Notwithstanding the foregoing, Landlord shall have no obligation to make disbursements of the Tenant Improvement Allowance at any time that Landlord has delivered written notice of a monetary or material non-monetary default under the Lease or this Work Letter by Tenant until such default has been cured. If upon completion of the Tenant Improvement Work and payment in full to the Tenant Improvement Contractor, the architect and engineer, and payment in full of all fees and permits, the portion of the cost of the Tenant Improvement Work, architects’ and engineers’ fees, permits and fees theretofore paid by Landlord is less than the Tenant Improvement Allowance, Landlord shall reimburse Tenant for costs expended by Tenant for Tenant Improvement work up to the amount by which the Tenant Improvement Allowance exceeds the portion of such cost theretofore paid by Landlord. Landlord shall have no obligation to advance the Tenant Improvement Allowance to the extent it exceeds the total cost of the Tenant Improvement Work. In no event shall Landlord have any responsibility for the cost of the Tenant Improvement Work in excess of the Improvement Allowance. Landlord shall have no obligation to make any payments to Tenant Improvement Contractor’s material suppliers or subcontractors or to determine whether amounts due them from Tenant Improvement Contractor in connection with the Tenant Improvement work have, in fact, been paid. The foregoing shall not be read to prevent Tenant from curing the applicable default and then being entitled to the applicable disbursement once the default is cured if such cure is completed within the applicable cure period, if any, expressly set forth in this Work Letter or the Lease.
(c)    Test Fit Allowance and Moving Allowance. Landlord shall pay Tenant up to $53,9686 in reimbursement of the reasonable, third party costs incurred by Tenant in the development of the Tenant Improvement Space Plans; such reimbursement(s) shall be paid within 30 days following receipt by Landlord from time to time of reasonable supporting
______________
6 Based on the Leased Premises containing 340,000 rentable square feet and Building E containing 290,000 rentable square feet, and subject to measurement as described in the “Leased Premises” definition in the Lease, and adjustment.

Exhibit C

Building F and Amenities Building

documentation as requested by Landlord. Landlord shall pay Tenant up to $404,7627 in reimbursement of the reasonable, third party costs incurred by Tenant in moving to the Leased
Premises from other space in the Project and its existing headquarters located at 4301 and 4401 Great America Parkway, Santa Clara, California; such reimbursement(s) shall be paid within 30 days following receipt by Landlord of reasonable supporting documentation as requested by Landlord, or, if later, on the later to occur of the Lease Commencement Date or the date Tenant has completed its move.
(e)    Evidence of Completion of Improvement Work. Upon the completion of the Improvement Work, Tenant shall:
(i)    Submit to Landlord a detailed breakdown of Tenant’s final and total construction costs, together with receipted evidence showing payment thereof, satisfactory to Landlord.
(ii)    Submit to Landlord all evidence reasonably available from governmental authorities showing compliance with any and all other laws, orders and regulations of any and all governmental authorities having jurisdiction over the Buildings, including, without limitation, authorization for physical occupancy of the Buildings.
(iii)    Submit to Landlord the as-built plans and specifications referred to above.
4.    Tenant’s Contracts with Architect, Contractor, etc. Tenant agrees to cause its contracts with Tenant Improvement Contractor, the Tenant Improvement Architect, the Tenant Improvement Project Manager, and any other of Tenant’s consultants, subcontractors, agents, etc., relating to the Tenant Improvements, to include provisions the effect of which is that the warranties and indemnities in favor of Tenant set forth in such contracts shall name Landlord as an intended beneficiary.
5.    Tenant Delay. For the purposes of this Work Letter and the Lease, “Tenant Delay” means any actual delay in any of (a) Substantial Completion of the Landlord Work, or (b) achievement of the Required Delivery Condition, or (c) achievement any of the milestones listed in Paragraph 2.8 of the Lease, in each of cases (a) through (c) beyond the dates specified therefor set forth in Article 2 of the Lease, resulting from either: (i) Tenant’s failure to fulfill its obligation with respect to provide either documents or approvals within the time periods specified therefor herein, (ii) any change orders requested by Tenant, (iii) an act or omission of Tenant or any Tenant Parties which interferes with the progress of construction of the Building. In the event of any Tenant Delay the date upon which Substantial Completion of the Landlord’s Work, completion of the Warm Shell Components and Exclusive Use Areas in the Required Delivery Condition, or achievement of an affected milestone, is deemed to have occurred shall be advanced by the cumulative duration of such Tenant Delays, and the Delivery Date shall be deemed to have occurred in advance of the actual delivery date as a sole and direct result of the cumulative duration of such Tenant Delays. A Tenant Delay shall not be deemed to have commenced until Landlord has provided written notice to Tenant that a Tenant Delay is
______________
7 See footnote no. 6.

Exhibit C

Building F and Amenities Building

occurring. With respect to any changes to the Warm Shell Components requested by Tenant, Landlord hereby notifies Tenant that such request will result in a Tenant Delay, and Tenant agrees that this notice satisfies the requirement for written notice set forth in the previous sentence.
6.    Landlord Delay. A “Landlord Delay” means any actual delay in the permitting, construction or completion of the Tenant Improvements or equipment to be installed by Tenant which actually and directly delays Substantial Completion of the Tenant Improvements beyond the date set forth in Paragraph 2.4(c) of the Lease (as such date may be extended pursuant to Paragraph 2.4(c) of the Lease), which (a) is not caused by Force Majeure, and (b) is caused by (i) Landlord’s breach of this Work Letter, (ii) Landlord’s changes to the Final Base Building Plans as approved by the City of Santa Clara other than as required solely by the City of Santa Clara, (iii) any alterations, improvements or work required due to a governmental agency requiring remediation of any Hazardous Materials on or about the Property not released by Tenant or any of the Tenant Parties, or (iv) any other interference with Tenant’s Substantial Completion of the Tenant Improvements or placement of furniture, fixtures or equipment in the Leased Premises caused by acts or omissions of Landlord or its agents or contractors. For the purposes of this Paragraph 6 only, the term “Substantial Completion” means that the Tenant Improvements have been substantially completed pursuant to the details of the Final Tenant Improvement Plans but for punch list items which don’t materially and adversely affect Tenant’s use of the Leased Premises and a temporary certificate of occupancy for the Leased Premises has been issued by the City of Santa Clara. In the event Landlord Delays occur, the Lease Commencement Date shall be delayed by on day for each day of such Landlord Delays.
7.    Offset Right. Landlord acknowledges that if Landlord fails to pay any portion of the Tenant Improvement Allowance as and when it is obligated to do so under this Work Letter, and Landlord thereafter fails to pay such portion of the Tenant Improvement Allowance within thirty (30) days after Landlord’s receipt of a written notice from Tenant describing Landlord’s failure to pay such portion of the Tenant Improvement Allowance, then Tenant shall be entitled to deduct from Base Monthly Rent payable by Tenant under the Lease, the amount set forth in such written notice from Tenant, but limited each month to an amount not to exceed 40% of each payment of Base Monthly Rent, until fully paid. If, however, Landlord delivers to Tenant, within thirty (30) days after Landlord’s receipt of such written notice from Tenant, a written objection to the requested payment setting forth with reasonable particularity Landlord’s reasons for its claim that such payment did not have to be made (including, without limitation, the fact that such payment has already been made), then Tenant shall not then be entitled to such deduction from Base Monthly Rent unless and until such dispute is resolved in accordance with the procedures set forth in Paragraph 5.1(b)(iii) of the Lease; provided, however, Tenant shall be entitled to offset any undisputed amounts set forth in the written notice from Tenant (subject to the foregoing 40% limitation) within thirty (30) days after Landlord’s receipt of the same.

Exhibit C

Building F and Amenities Building

EXHIBIT A-1 TO WORK LETTER

The Campus @ 3333 Scott
Landlord's Warm Shell
8-Story Base Building & Core
(Restrooms, Stairwells, HVAC, Elevators, Electrical/MPOE)

GENERAL DESCRIPTION: Landlord's shell and core will comply with all codes and regulations, including fire, building, Title 24 and ADA. Building is to achieve LEED Silver, at minimum.

- The building will be a steel frame structure with glass, metal and thin-shell concrete window wall system similar in design to the existing 4-story buildings on the Site Plan.
- Interior brace frames with exterior moment frames.
- Glass/metal frame entry doors.
- Roof Screen will be incorporated in the overall architectural design and included in the warm shell.
- 15' floor-to-floor clearance on ground floor and 14' on upper floors to allow for an 11'+/- ceiling height on the ground floor and a 10' +/- finished ceiling on the upper floors.
- Three exit stairs.
- 15mil Stego vapor barrier installed under building slabs.
- Ground floor and upper floor elevator lobbies to be completed by Tenant as part of TIs.

CONCRETE FLOORS

- Floor flatness/levelness consistent with ASTM E1155/E 1155M.
- The floors will be designed for structural loading capability that can accommodate the placement of furnishings, fixtures and equipment that is consistent with the needs of a typical office tenant - live load of 100psf. High density loads by Tenant are not anticipated.

EXTERIOR GLASS

- Exterior glass Title 24 compliant, insulated, free from scratches, nicks, cracks, marring and the intrusion of weather.

ELEVATORS

- Five (5) 3,500 lb capacity traction passenger elevators that have a rated speed of 200 fpm will be provided.
- Side/center opening doors with 9'-3" cab finished ceiling height.
- Finished interior cabs, except floors which will be finished by Tenant to match Tenant's ground floor lobby.
- All elevator cars, lobby call lanterns and call buttons in compliance with all codes and regulations.
- No service or freight elevator provided.
- No elevator cars security card readers; part of TIs.

PERIMETER CONDITIONS AND BUILDING CORE (restrooms, elevators, stairwells and electrical rooms)

- Lights, finished walls, ceiling and floor tile provided in restrooms and exit corridors only; lights and unfinished walls in electrical rooms. Toilet exhaust at restrooms included. IT closets are part of TI construction except ground floor MPOE room.
- Exit stairwells with painted walls, finished ceilings, handrails, lights and noise reducing epoxy sealed floors stairs and landings.
- Exposed window wall system. Completed window assembly with painted metal frames.
- Exterior building envelope insulation as per Title 24, roof insulation and firesafing are included. No drywall is included except in the core areas. Core walls are framed, drywalled and fire taped finish.
- Code compliant premium grade finished doors, complete with frame, trim and hardware, installed at all stairwells, toilet rooms and service areas. Finish to be mutually agreed to by Tenant and Landlord.

PERIMETER WINDOW COVERINGS

- Tenant shall install window blinds and/or shades as part of TIs, subject to Landlord approval.

1/3 5/14/15

Exhibit C

Building F and Amenities Building

TOILET ROOMS

- Women's and men's toilet rooms designed and constructed in compliance with current code requirements, laws and recommendations for size and quantity, including the Americans with Disabilities Act/Title 24, except that Landlord will provide two additional toilet stalls and one additional sink per restroom. The design and finish shall be mutually approved by Landlord and Tenant and include the following:
  - Water (hot and cold) shall be provided for all toilet rooms.
  - Lavatory counters shall have high quality solid surface tops with recessed lavatories.
  - All faucets shall have auto-sensors.
  - Code required wet walls shall be finished with full height ceramic tile.
  - Includes floor drains.
  - The ceilings shall be painted with semi-gloss paint.
  - Toilet partitions shall be floor mounted; baked enamel or P-lam.
  - Urinal partitions shall be wall mounted.
  - Low flow toilets and urinals shall be wall mounted in all restrooms.
  - Code compliant lighting only.
  - Showers in each ground floor men's and women's restroom.
- All fixtures are porcelain and ADA compliant.
- Accessories include:
  - Recessed seat cover dispenser
  - Recessed paper towel dispenser/waste receptacles
  - Recessed feminine napkin vendor
  - Recessed mounted roll toilet tissue dispensers
  - Handicap grab bar as required by code
  - Lavatory soap dispensers

WASTE WATER AND VENT SYSTEM (PLUMBING)

- One cold water line, two hot water lines, a sanitary waste and vent on every floor for Tenant's use, size to be mutually determined. All plumbing required for TIs, including any break areas, to be installed by Tenant as part of TIs.
- An ADA accessible drinking water refrigerated fountain installed on each floor. Location determined by Tenant, subject to code requirements.
- Domestic water booster pump, if required.

HVAC SYSTEM

- Built-up HVAC system with sufficient capacity for each office building with energy management controls and vertical shafts to each floor as part of the Base Building per Landlord's mechanical engineer's specifications. Supply and exhaust ductwork and air outlets for warm shell "core" areas such as the restrooms also provided.
- Rooftop boiler and hot water line vertically distributed and valved to each floor included.
- Stairwell pressurization fans with vertical distribution as required to meet code.
- Fire/smoke control system inclusive of smoke removal fans, damper and overriding controls at Fire Control room
- Tenant to install all additional exhaust and HVAC systems related to TIs, including connecting to the base building energy management system.

SUPPLEMENTAL and 24 hour HVAC

- Supplied by Tenant in TI construction. Landlord to provide a rooftop equipment pad within Landlord's roof screen area for Tenant's supplemental HVAC units or other equipment.

ELECTRICAL AND POWER SYSTEM

- 12KV Primary service to ground floor electrical room. Service to accommodate tenant's connected loads of 10w/sf in the office areas and 20w/sf in the lab areas, subject to Silicon Valley Power approval.
- Normal power distribution system for office use with vertical bus duct riser feeding lighting and power bus circuit breakers at each floor and rooftop HVAC.
- Emergency distribution system consisting of standby generator, distribution board at ground floor with life safety and legally required automatic transfer switches, distribution boards and feeders.
- Step-down transformers in electrical rooms on all upper floors provided.

2/3 5/14/15

Exhibit C

Building F and Amenities Building

- Landlord to provide switchgear and panels in the main electrical room sufficient to distribute power to accommodate the core, landscape lighting, HVAC, elevators and fire alarm.
- Power and lighting per 2013 Title 24 Requirements
- Receptacles provided in the restrooms and exit corridors.
- Downlights and specialty lighting provided in the restrooms and stairs.
- Each building is to be separately metered. Landlord will coordinate with the utility companies to have meter installed at Landlord's cost.
- No Emergency/Backup Power Supply and/or Generators supplied by Landlord for Tenant's use. Landlord to provide conduit from electrical room to a site outside the building for future "Optional Standby" Tenant installed generator if requested by Tenant.
- Emergency supply and exhaust fan service
- Emergency elevator service.
- Emergency fire pump service
- Egress lighting to be internal battery, central inverter or generator fed at landlord's discretion.
- DAS System

FIRE & LIFE SAFETY SYSTEMS

- Major fire line throughout the buildings with sprinkler heads pointing up in unfinished interior space. Complete sprinkler assembly in restrooms and stairwells. Fire monitoring system for base building with core; adequately sized to allow tenant to expand as part of TIs.
- Includes fire pump and water tanks, per code.
- Monitoring provided for sprinklers, elevators and HVAC base building and core systems per code. Tenant to expand monitoring for TI.
- Landlord to provide required Fire/Life Safety systems per code.

SECURITY ACCESS SYSTEMS

- None provided. Supplied by Tenant in TI construction if desired by Tenant. Landlord to provide rough-in provisions at locations requested by Tenant.

TELECOMMUNICATION

- Landlord will provide four 4" conduits into the ground floor MPOE room in each building from central underground telecom vaults on site which all service providers can access.
- Tenant is responsible for distribution of its teledata/IT from the MPOE room to rest of the building.
- Landlord will provide roof top space and conduit from the MPOE room for Tenant's satellite dish. Tenant is responsible for installing its satellite dish.

PARKING

- Landlord is to install all surface parking and garage P1 as shown on the site plan, excluding Garage P2 and surface parking surrounding Garage P2 and Building G.

LANDSCAPE

- Landlord is to provide landscape and hardscape at all common area as shown on the attached Site Plan, excluding landscaping and hardscaping surrounding Building G and Garage P2.
- Bike storage areas as per code/LEED will be provided in Garage P1.
- Conduit from the main ground floor electrical room in Garage P2 to two locations in the parking lot or Garage P2 for future tenant EV charging stations.
- The landscaped areas are to be planted such that areas containing flowers shall mature within one year of initial occupancy. Areas planted with shrubs and trees shall mature within two years of initial occupancy.
- All landscaped path of pedestrian travel areas to be lighted and irrigated with electrically controlled automatic systems.

LOADING DOCK

- Two depressed and one grade level loading docks provided in between Buildings E and F as shown on the Site Plan.
- No trash compactors.

3/3 5/14/15

Exhibit C

Building F and Amenities Building

EXHIBIT A-2 TO WORK LETTER

The Campus @ 3333 Scott
Landlord's Warm Shell
2-Story Amenity Base Building & Core
(Restrooms, Stairwells, HVAC, Elevators, Electrical/MPOE)

GENERAL DESCRIPTION: Landlord's shell and core will comply with all codes and regulations, including fire, building, Title 24 and ADA. Building is to achieve LEED Silver, at minimum.

- The building will be a steel frame structure with glass and precast concrete window wall system with a curtain wall system similar in design materials to adjacent office buildings but architecturally designed to accommodate tenant's interior amenities use.
- Interior brace frames.
- Glass/metal frame entry doors.
- Roof Screen will be incorporated in the overall architectural design and included in the warm shell.
- 15.5' floor-to-floor clearance on ground floor and 14.5' on upper floor to allow for a 11' ground floor and 10' +/- finished ceiling on the upper floor, except portions of the ground floor in the cafeteria seating area will be increased to allow for a 15' finished ceiling.
- Roof deck off of second floor with a capacity of 50. Furniture provided by Tenant.
- Two exit stairwells.
- Landlord to provide an outdoor seating area for cafeteria dining and a BBQ station adjacent to Tenant's interior cafeteria. Size and location to be mutually agreed upon. Furniture provided by Tenant.
- Underground grease interceptor needed for a cafeteria.
- 15mil Stego vapor barrier installed under building slab.

CONCRETE FLOORS

- Floor flatness/levelness consistent with ASTM E1155/E 1155M.
- The floors will be designed for structural loading capability that can accommodate the placement of furnishings, fixtures and equipment that is consistent with the needs of a typical office tenant - live load of 100psf. High density loads by Tenant are not anticipated.

EXTERIOR GLASS

- Exterior glass Title 24 compliant, insulated, free from scratches, nicks, cracks, marring and the intrusion of weather.

ELEVATORS

- One passenger elevator will be provided.
- Side/center opening doors with 9'-3" cab finished ceiling height.
- Finished interior cab, except floor which will be finished by Tenant to match Tenant's interior space.
- Elevator car, call lantern and call buttons in compliance with all codes and regulations.
- No service elevator provided.
- No elevator cars security card readers; part of TIs.

PERIMETER CONDITIONS AND BUILDING CORE (restrooms, elevator, stairs and electrical rooms)

- Lights, finished walls, ceiling and floor tile provided in restrooms and exit corridors only; lights and unfinished walls in electrical rooms. Toilet exhaust at restrooms included. IT closets are part of TI construction except ground floor MPOE room.
- Exposed window wall system. Completed window assembly with painted metal frames.
- Exterior building envelope insulation as per Title 24, roof insulation and firesafing are included. No drywall is included except in the core: restroom, elevator, electrical rooms and stairs as needed. Core walls are framed, drywalled and fire taped finish.
- Code compliant premium grade finished doors, complete with frame, trim and hardware, installed at all stairwell, toilet rooms and service areas. Finish to be mutually agreed to by Tenant and Landlord.

1/3 5/14/15

Exhibit C

Building F and Amenities Building

PERIMETER WINDOW COVERINGS

- Tenant shall install window blinds and/or shades as part of TIs, subject to Landlord approval.

TOILET ROOMS

- Women's and men's toilet rooms designed and constructed in compliance with current code requirements, laws and recommendations for size and quantity, including the Americans with Disabilities Act/Title 24. Tenant shall pay for any above code requirements. The design and finish shall be mutually approved by Landlord and Tenant and include the following:
    - Water (hot and cold) shall be provided for all toilet rooms.
    - Lavatory counters shall have high quality solid surface tops with recessed lavatories.
    - All faucets shall have auto-sensors.
    - Code required wet walls shall be finished with full height ceramic tile.
    - Includes floor drains.
    - The ceilings shall be painted with semi-gloss paint.
    - Toilet partitions shall be floor mounted; baked enamel or P-lam.
    - Urinal partitions shall be wall mounted.
    - Low flow toilets and urinals shall be wall mounted in all restrooms.
    - Code compliant lighting only.
    - Showers in each ground floor men's and women's restroom.
- All fixtures are porcelain and ADA compliant.
- Accessories include:
    - Recessed seat cover dispenser
    - Recessed paper towel dispenser/waste receptacles
    - Recessed feminine napkin vendor
    - Recessed mounted roll toilet tissue dispensers
    - Handicap grab bar as required by code
    - Lavatory soap dispensers

WASTE WATER AND VENT SYSTEM (PLUMBING)

- One 1" cold water line, two ¾" hot water lines, a sanitary waste and vent on second floor for Tenant's use. All plumbing required for TIs, including any cafeterias, break areas and fitness centers, to be installed by Tenant as part of TIs.
- An ADA accessible drinking water refrigerated fountain installed on each floor. Location determined by Tenant, subject to code requirements.

HVAC SYSTEM

- Sufficient capacity of HVAC with energy management controls provided by Landlord as part of the Base Building. Supply and exhaust ductwork and air outlets for warm shell "core" areas such as the restrooms also provided as part of the Base Building.
- Rooftop boiler and hot water line vertically distributed and valved to each floor included in the Base Building.
- Tenant to install all additional exhaust and HVAC systems related to TIs, including connecting to the base building energy management system.

SUPPLEMENTAL and 24 hour HVAC

- Supplied by Tenant in TI construction. Landlord to provide a rooftop equipment pad within Landlord's roof screen area for Tenant's supplemental HVAC units or other equipment.

ELECTRICAL AND POWER SYSTEM

- Transformer and main switchboard with a house panel required for 277/480 volt service provided per SVP specifications for a 30,000sf building. Step-down transformer in electrical room on upper floor provided. Landlord to provide switchgear and panels in the main electrical room sufficient to distribute power to accommodate the core HVAC, elevators, restrooms and fire alarm.
- Receptacles provided in the restrooms.
- Downlights and specialty lighting provided in the restrooms and stairs.

2/3 5/14/15

Exhibit C

Building F and Amenities Building

- Building is to be separately metered. Landlord will coordinate with the utility companies to have meter installed at Landlord's cost.
- No Emergency/Backup Power Supply and/or Generators supplied by Landlord for Tenant's use. Landlord to provide conduit from electrical room to a site outside the building for future Tenant installed generator if requested by Tenant.
- Emergency elevator service included if required by code.
- Egress lighting is battery back-up.

FIRE & LIFE SAFETY SYSTEMS

- Major fire line throughout the buildings with sprinkler heads pointing up in unfinished interior space. Complete sprinkler assembly in restrooms and stairwells. Fire monitoring system for base building with core; adequately sized to allow tenant to expand as part of TIs.
- Monitoring provided for sprinklers, elevators and HVAC base building and core systems per code. Tenant to expand monitoring for TI.
- Landlord to provide code required fire alarm sounding devices and strobe lights in base building and core areas.

SECURITY ACCESS SYSTEMS

- None provided. Supplied by Tenant in TI construction if desired by Tenant. Landlord to provide rough-in provisions at locations requested by Tenant.

TELECOMMUNICATION

- Landlord will provide four 4" conduits into the ground floor MPOE room from central underground telecom vaults on site which connect all of tenant's buildings to each other and allow service providers access.
- Tenant is responsible for distribution of its teledata/IT from the MPOE room to rest of the building.
- Landlord will provide roof top space for Tenant's satellite dish. Tenant is responsible for installing its satellite dish.

3/3 5/14/15

Exhibit C

Building F and Amenities Building

EXHIBIT A-3 TO WORK LETTER
RENDERED PLANS
Building F:

ELEVATION - EAST

2

ELEVATION - SOUTH

1

RMW architecture & interiors

vision function space culture ideas experience think listen build speak learn

MENLO EQUITIES

SCHEMATIC DESIGN PACKAGE

BUILDING F

3333 SCOTT BOULEVARD
SANTA CLARA, CA 95054

PRELIMINARY

EXTERIOR ELEVATIONS

A3.1.1F

Exhibit C

Building F and Amenities Building

ELEVATION - WEST

2

ELEVATION - NORTH

1

architecture & interiors

vision
function
space
culture
ideas
experience
RMW
listen
build
speak
learn

MENLO EQUITIES

SCHEMATIC DESIGN PACKAGE

BUILDING F

SANTA CLARA, CA

PRELIMINARY

EXTERIOR ELEVATIONS

A3.1.2F

Exhibit C

Building F and Amenities Building

Building H:

MENLO EQUITIES

SCOTT BLVD - VIEW OF AMENITIES BUILDING FROM SOUTHWEST

RMW architecture & interiors

Exhibit C

Building F and Amenities Building

SCHEDULE 1 TO WORK LETTER
LIST OF APPROVED GENERAL CONTRACTORS, ARCHITECTS
AND PROJECT MANAGERS
Architects
•AP&I
•ArcTec
•Gensler
•IA
•Rapt Studios
•RMW
•Studio O + A
General Contractors
•Devcon Construction
•DPR
•Novo Construction
•SC Builders
•Skyline Construction
•South bay Construction
Project Managers
•Jones Lang LaSalle

Exhibit C

Building F and Amenities Building

EXHIBIT D
EXCLUSIVE USE AREA CONCEPTUAL PLAN

1
2
3
4
5
6
7
8

LANDLORD PROVIDES:

1. ALL LANDSCAPE AND HARDSCAPE FOR RECREATION, OUTDOOR DINING, SEATING, AND MEETINGS (FURNITURE BY TENANT)

2. AMENITY BUILDING 2ND FLOOR OUTDOOR PATIO (50 PERSON CAPACITY)

3. AMENITY BUILDING CANOPY FOR SHELTERED OUTDOOR CAFETERIA DINING BELOW

4. BBQ

5. AMPHITHEATRE WITH BUILT-IN SEATING (320 - 570 PERSON CAPACITY) AND OVERHEAD CANOPY

6. BASKETBALL COURT

7. MONUMENTS FOR TENANT'S SIGNAGE

8. LOADING DOCKS (2 DEPRESSED AND 1 AT GRADE)

TENANT OPTIONS:

A. PUTTING GREEN

B. BOCCE COURTS

C. ROCK CLIMBING WALL

D. FIRE PIT

E. WATER FEATURE

Exhibit D

Building F and Amenities Building

EXHIBIT E
LEASE COMMENCEMENT DATE CERTIFICATE
This LEASE COMMENCEMENT CERTIFICATE (“Certificate”) is made this ____________ day of ____________________, 201_, by and between _____________ (“Landlord”), and ________________, a _______________ (“Tenant”), and is attached to and made a part of that certain Lease dated as of ______________, 201_, by and between Landlord and Tenant (the “Lease”).
Landlord and Tenant hereby acknowledge and agree for all purposes of the Lease that:
1.    Tenant has accepted possession of the Leased Premises and formally accepts the same and acknowledges that the Leased Premises are in the condition called for by the Lease (including the Work Letter), subject to latent defects, and subject to the punch list items noted by Landlord’s architect or by the City of Santa Clara upon its sign-off on the building permit for the Buildings, as listed on Schedule 1 attached hereto.
2.    the Lease Commencement Date as defined in Paragraph 2.3 of the Lease is __________, 201_,
3.    the rentable square footage of the Leased Premises is ________________, and
4.    Tenant’s Building Share is __.__%,
5.    Tenant’s Project Share is __.__%,
6.    the Tenant Improvement Allowance is $______________,
7.    the Additional Tenant Improvement Allowance is $______________, and
8.    the schedule of Base Monthly Rent is:

Period	Base Monthly Rent*

Months 1-12	$_______.__
Months 13-24	$_______.__
Months 25-36	$_______.__
Months 37-48	$_______.__
Months 49-60	$_______.__
Months 61-72	$_______.__
Months 73-84	$_______.__
Months 85-96	$_______.__
Months 97-108	$_______.__
Months 109-120	$_______.__
Months 121-132	$_______.__

Exhibit E

Building F and Amenities Building

[NTD: Paragraphs 3 through 8 to be completed only if the determination of the rentable square footage of the Leased Premises pursuant to Paragraph 2.1(b) of the Lease results in rentable square footages different than those set forth in Article 1 of the Lease]
IN WITNESS WHEREOF, Landlord and Tenant have executed this Certificate on the date first above written.
TENANT:
PALO ALTO NETWORKS, INC., a Delaware corporation

By: _______________________________________________
Printed Name: _______________________________________
Title: President

By: _______________________________________________
Printed Name: _______________________________________
Title: Chief Financial Officer

LANDLORD:
SANTA CLARA CAMPUS PROPERTY OWNER I LLC, a Delaware
limited liability company
By:    Santa Clara Campus Partners LLC,
a Delaware limited liability company,
its Sole Member

By:    Menlo Equities Development Company IX LLC,
a California limited liability company,
its Manager

By:    Menlo Equities V LLC,
a California limited liability company,
its Manager

By:    Menlo Legacy Holdings L.P.,
a California limited partnership,
its Managing Member

By:_______________________
Henry D. Bullock, President

Exhibit E

Building F and Amenities Building

SCHEDULE 1
PUNCH LIST ITEMS NOTED BY LANDLORD’S ARCHITECT
AND BY THE CITY OF SANTA CLARA

Exhibit E

Building F and Amenities Building

EXHIBIT F
FORM OF LUMP SUM PAYMENT AMENDMENT
AMENDMENT NO. __TO LEASE
This AMENDMENT TO LEASE (“Amendment”) is dated as of this __ day of ___________, 201_ (the “Amendment Date”), by and between _________________ LLC, a California limited liability company (“Landlord”), and ____________, a ________________ (“Tenant”).
RECITALS
A.    Landlord and Tenant entered into that certain Lease dated as of ____________, 201_ [as amended by that certain ___________________ dated as of __________] (collectively, the “Lease”) for premises located in the City of Santa Clara, County of Santa Clara, State of California, commonly known as or otherwise described as ____________ Street, Suite _____, __________, California, comprised of approximately ____________ rentable square feet of floor area as more particularly described in the Lease; and
B.    Landlord has exercised the Lump Sum Payment Option as defined in Paragraph 3.1(b) of the Lease.
C.    Landlord and Tenant now desire to amend the Lease to set forth the on the terms and conditions set forth herein.
AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.    Definitions. All capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to them in the Lease.
2.    Lump Sum Payment Date. The Lump Sum Payment Date is ___________, 201_.
3.    Base Monthly Rent Start Date. The Base Monthly Rent Start Date is ________, 201_.
4.    Abated Rent Lump Sum Payment. The amount of the Abated Rent Lump Sum Payment is _____________ Dollars ($___________).
5.    Base Monthly Rent. The schedule of Base Monthly Rent, as set forth in Article 1 of the Lease, is hereby amended in its entirety to read as follows:

Exhibit F

Building F and Amenities Building

Period	Base Monthly Rent

[Months __-__	$0.00
Months __**-24	$1,025,440.00
Months 25-36	$1,056,203.20
Months 37-48	$1,079,967.77
Months 49-60	$1,101,567.13
Months 61-72	$1,123,598.47
Months 73-84	$1,146,070.44
Months 85-96	$1,168,991.85
Months 97-108	$1,192,371.69
Months 109-120	$1,216,219.12
Months 121-132	$1,240,543.50

*Based upon the Leased Premises containing 340,000 rentable square feet of space, and subject to measurement as described in the “Leased Premises” definition in the Lease, and adjustment.
**[DRAFTING NOTE: COMPLETE TO CORRESPOND WITH BASE MONTHLY RENT START DATE AND CONFORM THE FIRST ROW IN THE SCHEDULE; IF BASE MONTHLY RENT START DATE IS MONTH 1, DELETE THE FIRST ROW IN THE SCHEDULE.]
6.    Ratification. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.
7.    Miscellaneous.
7.1    Voluntary Agreement. The parties have read this Amendment and the mutual releases contained in it, and on the advice of counsel they have freely and voluntarily entered into this Amendment.
7.2    Attorney’s Fees. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the non-prevailing party, reasonable attorney’s fees and costs of suit.
7.3    Successors. This Amendment shall be binding on and inure to the benefit of the parties and their successors.
7.4    Counterparts. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

Exhibit F

Building F and Amenities Building

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.
LANDLORD:
SANTA CLARA CAMPUS PROPERTY OWNER I LLC, a Delaware
limited liability company
By:    Santa Clara Campus Partners LLC,
a Delaware limited liability company,
its Sole Member

By:    Menlo Equities Development Company IX LLC,
a California limited liability company,
its Manager

By:    Menlo Equities V LLC,
a California limited liability company,
its Manager

By:    Menlo Legacy Holdings L.P.,
a California limited partnership,
its Managing Member

By:_______________________
Henry D. Bullock, President

Exhibit F

Building F and Amenities Building

EXHIBIT G
BUILDING SIGNAGE

BUILDING SIGNAGE 4' X 40' (160SF)
1 SIGN PER BUILDING FACADE
3 SIGNS PER BUILDING
paloalto

Exhibit H

Building F and Amenities Building

Exhibit G

Building F and Amenities Building

EXHIBIT H
LANDLORD SIGNAGE ILLUSTRATION

Exhibit H

Building F and Amenities Building

EXHIBIT I
RULES AND REGULATIONS
1.    No sign, advertisement, name or notice shall be installed or displayed on any part of the outside, or inside if visible from the outside, of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant’s expense and without notice, any sign installed or displayed in violation of this rule.
2.    Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Leased Premises. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises, other than Building standard materials, without the prior written consent of Landlord.
3.    Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, elevators, escalators, stairways and other common areas (excluding such spaces in the Leased Premises) are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants; provided, that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Except as otherwise set forth in Paragraph 4.14 of the Lease, neither tenant nor any employee, invitee, agent, licensee or contractor of Tenant shall go upon or be entitled to use any portion of the roof of the Building.
4.    The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.
5.    All cleaning and janitorial services for the Building Common Areas and the Leased Premises shall be provided exclusively through Landlord or Landlord’s janitorial contractors in accordance with the provisions of Paragraph 5.1(b) of the Lease. No person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Leased Premises. Landlord shall not in any way be responsible to Tenant for loss of property on the Leased Premises, however occurring, or for any damage to Tenant’s property by the janitors or any other employee or any other person.
6.    Tenant, upon termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to, or otherwise procured by Tenant, and, in the event of loss of any keys, shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change. Landlord may impose a reasonable charge for keys it furnishes to Tenant, if any. Tenant may not make or have

Exhibit I

Building F and Amenities Building

made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door or window of the Leased Premises.
7.    Tenant shall not place a load upon any floor of the Leased Premises which exceeds the one hundred (100) pounds per square foot of live load which such floor was designed to carry and which is allowed by law. Business machines and mechanical equipment which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.
8.    Tenant shall not use or keep in the Leased Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Leased Premises any foul or noxious gas or substance, or permit or allow the Leased Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Property or the project of which the Property is a part (the “Project”) by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Leased Premises any birds or animals other than “seeing-eye” or other assistance animals.
9.    Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord or as approved by Landlord pursuant to the Work Letter attached to the Lease.
10.    Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building’s heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall not adjust controls other than room thermostats installed for Tenant’s use. Tenant shall keep corridor doors closed at the end of each business day.
11.    Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.
12.    Tenant shall close and lock all doors of the Leased Premises and entirely shut off all water faucets or other water apparatus, and, except with regard to Tenant’s computers and other equipment which reasonably require electricity on a 24-hour basis, all electricity, gas or air outlets before Tenant and its employees leave the Leased Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

Exhibit I

Building F and Amenities Building

13.    The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substances of any kind whatsoever shall be thrown therein.
14.    Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets, or any other goods or merchandise to the general public in or on the Leased Premises. Tenant shall not make any room-to-room solicitation of business from other tenants of the Property or the Project. Tenant shall not use the Leased Premises for any business or activity other than that specifically provided for in the Lease.
15.    Except as otherwise set forth in Paragraph 4.14 of the Lease, Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.
16.    Except as expressly permitted in the Lease, Tenant shall not mark, drive nails, screw or drill into the partitions, window mullions, woodwork or plaster, or in any way deface the Leased Premises or any part thereof, except to install normal wall hangings. Tenant shall repair any damage resulting from noncompliance under this rule.
17.    Tenant shall not install, maintain or operate upon the Leased Premises any vending machines that do not serve solely the occupants of the Leased Premises, without the prior written consent of Landlord, .
18.    Canvassing, soliciting and distribution of handbills or any other written material, and peddling in and around the Property or the Project or the Building are expressly prohibited, and each tenant shall cooperate to prevent same.
19.    Landlord reserves the right to exclude or expel from the Property or the Project and/or the Building any person who, in Landlord’s judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building, the Property, or the Project.
20.    Tenant shall store all its trash and garbage within the Leased Premises or the outdoor trash enclosure/receptacle as described in Paragraph 4.4 of the Lease. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All recycling, garbage and refuse disposal shall be made in accordance with directions reasonably issued from time to time by Landlord.
21.    The Leased Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind. No cooking shall be done or permitted by Tenant on the Leased Premises, except that use by Tenant of Underwriters’ Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted and the use of a microwave shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

Exhibit I

Building F and Amenities Building

22.    Tenant shall not use in any space, or in the public halls of the Building, any hand trucks except those equipped with rubber tires and side guards, or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.
23.    Tenant shall not use the name of the Building, the Property, or the Project in connection with, or in promoting or advertising, the business of Tenant, except for Tenant’s address.
24.    Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord, and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations. Tenant shall cooperate fully with Landlord in all matters concerning fire and other emergency procedures.
25.    Tenant assumes any and all responsibility for protecting the Leased Premises from theft, robbery and pilferage. Such responsibility shall include keeping doors locked and other means of entry to the Leased Premises closed.
26.    Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant.
27.    These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building, the Property, or the Project.
28.    Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety, security, care and cleanliness of the Building, the Property, or the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.
29.    Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees or guests.
30.    Except as otherwise provided in Paragraph 6.1 of the Lease, Tenant shall not lay linoleum, tile, carpet or other similar floor covering without the prior written approval of Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant.
PARKING RULES AND REGULATIONS
1.    In addition to the parking provisions contained in the Lease to which these Rules and Regulations are attached, the following rules and regulations shall apply with respect to the use of the Building’s parking facilities.
2.    Every parker is required to park and lock his/her own vehicle. All responsibility for damage to or loss of vehicles is assumed by the parker and Landlord shall not be responsible

Exhibit I

Building F and Amenities Building

for any such damage or loss by water, fire, defective brakes, the act or omissions of others, theft, or for any other cause.
3.    Tenant shall not park or permit its employees to park in any parking areas designated by Landlord as areas for parking by visitors to the Building, the Property, or the Project. Tenant shall not leave vehicles in the parking areas overnight (except vehicles belonging to Akamai employees who are working overnight or who have legitimate business needs for occasional overnight parking) nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four wheeled trucks.
4.    No overnight or extended term storage of vehicles shall be permitted.
5.    Vehicles must be parked entirely within painted stall lines of a single parking stall.
6.    All directional signs and arrows must be observed.
7.    The speed limit within all parking areas shall be five (5) miles per hour.
8.    Parking is prohibited: (a) in areas not striped for parking; (b) in aisles; (c) where “no parking” signs are posted; (d) on ramps; (e) in cross-hatched areas; and (f) in reserved spaces and in such other areas as may be designated by Landlord or Landlord’s parking operator.
9.    Landlord may elect in the future to implement a parking system which includes the use of parking identification devices, and if Landlord does so: (a) the loss or theft of parking identification devices must be reported to the Property Manager designated by Landlord immediately, (b) a lost or stolen report must be filed by the Tenant or user of such parking identification device at the time, (c) any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution, and (d) Landlord will have the right to exclude any vehicle from the parking facilities that does not have an identification device.
10.    Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.
11.    The parking operators, managers or attendants, if any, are not authorized to make or allow any exceptions to these rules and regulations.
12.    Tenant’s continued right to park in the parking facilities is conditioned upon Tenant abiding by these rules and regulations and the applicable terms of the Lease. Further, if the Lease terminates for any reason whatsoever, Tenant’s right to park in the parking facilities shall terminate concurrently therewith.
13.    Landlord reserves the right to modify and/or adopt such other commercially reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the vehicle to removal, at such vehicle owner’s expense.

Exhibit I

Building F and Amenities Building

EXHIBIT J-1
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT PROVISIONS
(CURRENT FINANCING)
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Wells Fargo Bank, National Association
CRE – San Francisco - Gold ([Redacted])
420 Montgomery Street, 6th Floor
San Francisco, CA 94104

Attn: Colleen King
Loan No. [Redacted]

(Space Above For Recorder’s Use)
SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT
(Lease to Security Instrument)

NOTICE:	THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.
THIS SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (“Agreement”) is made [DATE] by and between [PROPERTY OWNER NAME], A(N) [ENTITY TYPE], OWNER(S) OF THE REAL PROPERTY HEREINAFTER DESCRIBED ([[collectively,]] “Mortgagor”), [TENANT NAME[ (“Tenant”) and Wells Fargo Bank, National Association (collectively with its successors or assigns, “Lender”).
R E C I T A L S

A.
Pursuant to the terms and provisions of a lease dated [DATE OF LEASE] (“Lease”), Mortgagor granted to Tenant a leasehold estate in and to [[a portion of]] the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the “Property”).

B.	Mortgagor has executed, or proposes to execute, that certain Deed Of Trust (“Security Instrument”) securing, among other things, that certain Promissory Note dated [DATE

Exhibit J-1

Building F and Amenities Building

OF NOTE] (“Note”) in the principal sum of [LOAN AMOUNT ($NUMBERS)], in favor of Lender (“Loan”). The Security Instrument has been or will be recorded concurrently herewith in the real property records where the Property is located.

C.
As a condition to Lender making the Loan secured by the Security Instrument, Lender requires that the Security Instrument be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Tenant under the Lease and that the Tenant specifically and unconditionally subordinate the Lease to the lien of the Security Instrument.

D.	Mortgagor and Tenant have agreed to the subordination, attornment and other agreements herein in favor of Lender.
NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Mortgagor and Tenant hereby agree for the benefit of Lender as follows:
(1)    SUBORDINATION. Mortgagor and Tenant hereby agree that:
1.    Prior Lien. The Security Instrument securing the Note in favor of Lender, and any modifications, renewals or extensions thereof (including, without limitation, any modifications, renewals or extensions with respect to any additional advances made subject to the Security Instrument), shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease;
2.    Subordination. Lender would not make the Loan or approve the Lease without this agreement to subordinate; and
3.    Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Security Instrument and shall supersede and cancel, but only insofar as would affect the priority between the Security Instrument and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.
AND FURTHER, Tenant individually declares, agrees and acknowledges for the benefit of Lender, that:
4.    Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Security Instrument or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part; and

Exhibit J-1

Building F and Amenities Building

5.    Waiver, Relinquishment and Subordination. Tenant intentionally and unconditionally subordinates all of Tenant’s right, title and interest in and to the Property to the lien of the Security Instrument and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.
(2)    ASSIGNMENT. Tenant acknowledges and consents to the assignment of the Lease by Mortgagor in favor of Lender.
(3)    ESTOPPEL. Tenant acknowledges and represents that:
1.    Entire Agreement. The Lease constitutes the entire agreement between Mortgagor and Tenant with respect to the Property and Tenant claims no rights with respect to the Property other than as set forth in the Lease;
2.    No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease;
3.    No Default. To Tenant’s actual knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;
4.    Lease Effective. The Lease has been duly executed and delivered by Tenant and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Tenant thereunder are valid and binding and there have been no amendments, modifications or additions to the Lease, written or oral; and
5.    No Broker Liens. Neither Tenant nor Mortgagor has incurred any fee or commission with any real estate broker which would give rise to any lien right under state or local law, except as follows (if none, state “None”):
(4)    ADDITIONAL AGREEMENTS. Tenant covenants and agrees that, during all such times as Lender is the Beneficiary under the Security Instrument:
1.    Modification, Termination and Cancellation. Any modification, amendment, termination or cancellation of the Lease (in whole or in part) and any payment to Mortgagor made in consideration thereof without Lender’s prior written consent shall not be binding on Lender and shall be deemed null and void; provided, however, that if the Lease is terminated without Lender’s prior written consent (except pursuant to the provisions of Paragraphs 2.4, 2.8 or 16.6 thereof or Paragraph 5(3) of this Agreement), the Lease shall be reinstated regardless of the timing of any foreclosure or other enforcement action under the Security Instrument. Tenant hereby agrees that, from and

Exhibit J-1

Building F and Amenities Building

after the date hereof, in the event of any act or omission by the Landlord under the Lease which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right until it has given Lender the opportunity to cure any such act or omission of Landlord in accordance with Section 4(2) below; provided, however, that, the foregoing shall not prevent Tenant from terminating the Lease pursuant to the provisions of Paragraph 5(3) of this Agreement or Paragraphs 2.4, 2.8 or 16.6 of the Lease or within the time periods set forth in such sections (without additional allowance for Lender cure periods, provided that Tenant has delivered to Lender concurrent notice of its intent to terminate). Lender’s consent to any modification or amendment of the Lease shall not be unreasonably withheld, conditioned or delayed and shall be deemed given if Lender fails to approve or disapprove the same within 10 business days after receipt of Mortgagor’s written request for approval, together with a draft of the proposed modification or amendment and such other information as shall be necessary for Lender’s review thereof, and provided that Mortgagor’s request for approval contains a prominent statement on the first page notifying Lender of the consequences of Lender’s failure to respond within such 10-business day period. For the avoidance of doubt, the foregoing sentence shall not apply to Lender’s consent to any termination of the Lease;
2.    Notice of Default. Tenant will notify Lender in writing concurrently with any notice given to Mortgagor of any default by Mortgagor under the Lease, and Tenant agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below and Tenant will not declare a default of the Lease, as to Lender, if Lender cures such default within fifteen (15) days from and after the expiration of the time period provided in the Lease for the cure thereof by Mortgagor; provided, however, that if such default cannot with diligence be cured by Lender within such fifteen (15) day period, the commencement of action by Lender within such fifteen (15) day period to remedy the same followed by diligent pursuit of such action shall be deemed sufficient so long as Lender pursues such cure with diligence; provided, that such cure period shall not exceed one hundred eighty (180) days.
3.    No Advance Rents. No advance payments or prepayments of rent more than one (1) month in advance of the time when the same is due under the Lease shall be binding on Lender unless such rent is actually received by Lender.
4.    Assignment of Rents. Upon receipt by Tenant of written notice from Lender that Lender has elected to terminate the license granted to Mortgagor to collect rents, as provided in the Security Instrument, and directing the payment of rents by Tenant to Lender, Tenant shall comply with such direction to pay and shall not be required to determine whether Mortgagor is in default under the Loan and/or the Security Instrument, and, Mortgagor agrees that any amount so paid by Tenant shall automatically be credited towards Tenant’s obligations under the Lease.

Exhibit J-1

Building F and Amenities Building

(5)    ATTORNMENT. In the event of a foreclosure under the Security Instrument, Tenant agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Mortgagor’s title in and to the Property by Lender’s exercise of the remedy of sale by foreclosure under the Security Instrument) as follows:
1.    Payment of Rent. Tenant shall pay to Lender all rental payments required to be made by Tenant pursuant to the terms of the Lease for the duration of the term of the Lease;
2.    Continuation of Performance. Tenant shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Tenant hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Mortgagor’s interest in the Lease and giving written notice thereof to Tenant;
3.    No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Tenant may have by reason of any act or omission of Mortgagor under the Lease, nor for the return of any sums which Tenant may have paid to Mortgagor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Mortgagor to Lender, nor shall Lender be obligated to perform the Construction Obligations (as hereinafter defined), unless Lender or any such transferee so elects as hereinafter provided; provided, however, that Lender or any such transferee shall be required to cure any continuing non-monetary defaults under the Lease other than the Construction Obligations (except as set forth below). Upon Lender’s or any such transferee’s obtaining title to the Property (whether by foreclosure or otherwise) and delivery to Tenant of written notice that it has obtained title, Tenant will deliver to Lender a written statement confirming the then outstanding Construction Obligations (“Outstanding Construction Obligations Notice”). Within thirty (30) days of the date upon which Lender or any such transferee receives the Outstanding Construction Obligations Notice, Lender or any such transferee will give Tenant written notice of whether Lender or any such transferee will elect to perform all of the outstanding Construction Obligations as set forth in the Outstanding Construction Obligations Notice. If Lender or any such transferee does not elect within such thirty (30) day period to perform all such outstanding Construction Obligations, then Tenant may terminate the Lease within ten (10) days of Tenant’s receipt of notice of Lender’s or any such transferee’s election not to perform the outstanding Construction Obligations (or within ten (10) days after the expiration of such thirty (30) day period if no election to perform such Construction Obligations has been made). If Lender or any such transferee elects to perform the outstanding Construction Obligations, then Lender or any such transferee (and any successor landlord) shall perform them in accordance with the Lease. As used herein, the term “Construction Obligations” shall mean Landlord’s obligations to (i) perform the Landlord’s Work, (ii) disburse the Tenant Improvement Allowance, (iii) honor Tenant’s rights of offset set forth in Section 7 of Exhibit C to the Lease, and (iv) make the payment, if required, described in Paragraph 16.1(d) of the Lease.

Exhibit J-1

Building F and Amenities Building

4.    Subsequent Transfer. If Lender, by succeeding to the interest of Mortgagor under the Lease, should become obligated to perform the covenants of Mortgagor thereunder, then, upon any further transfer of Mortgagor’s interest by Lender, all of such obligations shall terminate as to Lender.
(6)    NON-DISTURBANCE. In the event of a foreclosure under the Security Instrument, so long as there shall then exist no breach, default, or event of default on the part of Tenant under the Lease beyond applicable notice and cure periods, Lender agrees for itself and its successors and assigns that the leasehold interest of Tenant under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Tenant as tenant under the Lease subject to the terms and provisions of the Lease except as modified by this Agreement.
(7)    MISCELLANEOUS.
1.    Remedies Cumulative. All rights of Lender herein to collect rents on behalf of Mortgagor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Mortgagor or others.

2.    NOTICES. All notices, demands, or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid, except that notice of Default may be sent by certified mail, return receipt requested, charges prepaid. Notices so sent shall be effective three (3) Business Days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

Exhibit J-1

Building F and Amenities Building

Mortgagor:	[OWNER NAME STREET ADDRESS CITY, STATE ZIP] Attention: [CONTACT NAME]
Tenant:	[TENANT NAME TENANT ADDRESS 1 TENANT ADDRESS 2 TENANT CITY, STATE ZIP] Attention: [TENANT CONTACT]
Lender:	Wells Fargo Bank, National Association CRE – San Francisco Gold ([Redacted]) 420 Montgomery Street, 6th Floor San Francisco, CA 94104 Attention: Ivane Tatt Loan #: [Redacted]
With a copy to:	Wells Fargo Bank, National Association WLS Minneapolis Loan Center 608 2nd Avenue South, 11th Floor Minneapolis, MN 55402 Attention: Jessica Bistodeau

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove.
3.    Heirs, Successors and Assigns. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Agreement shall bind and inure to the benefit of the heirs, executors, administrators, nominees, successors and assigns of the parties hereto.
4.    Headings. All article, section or other headings appearing in this Agreement are for convenience of reference only and shall be disregarded in construing this Agreement.
5.    Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single

Exhibit J-1

Building F and Amenities Building

document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
6.    Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Agreement by such attachment for all purposes.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
NOTICE:    THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.
IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.
“MORTGAGOR”
[[SIGNATURE BLOCK FOR PROPERTY MORTGAGOR(S)]]
“TENANT”
[[SIGNATURE BLOCK FOR TENANT]]
“LENDER”

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By: ___________________________________________
Name: _________________________________________
Its: ___________________________________________

(IF DOCUMENT TO BE RECORDED, ALL SIGNATURES
MUST BE ACKNOWLEDGED)

Exhibit J-1

Building F and Amenities Building

EXHIBIT A - DESCRIPTION OF PROPERTY
[[TO BE ATTACHED]]

Exhibit J-1

Building F and Amenities Building

[[IF LEASE GUARANTY]] LEASE GUARANTOR’S CONSENT
The undersigned (“Lease Guarantor”) consents to the foregoing [[Subordination Agreement]] [[Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement]] [[Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement]] and the transactions contemplated thereby and reaffirms its obligations under the lease guaranty (“Lease Guaranty”) dated LEASE GUARANTY DATE. Lease Guarantor further reaffirms that its obligations under the Lease Guaranty are separate and distinct from Tenant’s obligations.
AGREED:
Dated as of: _____________________________
“LEASE GUARANTOR”
[[SIGNATURE BLOCK FOR LEASE GUARANTOR]]

(IF DOCUMENT TO BE RECORDED, ALL SIGNATURES
MUST BE ACKNOWLEDGED)

Exhibit J-1

Building F and Amenities Building

EXHIBIT J-2
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT PROVISIONS
(FUTURE FINANCING)
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Wells Fargo Bank, National Association
CRE – San Francisco - Gold ([Redacted])
420 Montgomery Street, 6th Floor
San Francisco, CA 94104

Attn: Colleen King
Loan No. [Redacted]

(Space Above For Recorder’s Use)
SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT
(Lease to Security Instrument)

NOTICE:	THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.
THIS SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (“Agreement”) is made [DATE] by and between [PROPERTY OWNER NAME], A(N) [ENTITY TYPE], OWNER(S) OF THE REAL PROPERTY HEREINAFTER DESCRIBED ([[collectively,]] “Mortgagor”), [TENANT NAME[ (“Tenant”) and Wells Fargo Bank, National Association (collectively with its successors or assigns, “Lender”).
R E C I T A L S
A.    Pursuant to the terms and provisions of a lease dated [DATE OF LEASE] (“Lease”), Mortgagor granted to Tenant a leasehold estate in and to [[a portion of]] the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the “Property”).

Exhibit J-2

Building F and Amenities Building

B.    Mortgagor has executed, or proposes to execute, that certain Deed Of Trust (“Security Instrument”) securing, among other things, that certain Promissory Note dated [DATE OF NOTE] (“Note”) in the principal sum of [LOAN AMOUNT ($NUMBERS)], in favor of Lender (“Loan”). The Security Instrument has been or will be recorded concurrently herewith in the real property records where the Property is located.
C.    As a condition to Lender making the Loan secured by the Security Instrument, Lender requires that the Security Instrument be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Tenant under the Lease and that the Tenant specifically and unconditionally subordinate the Lease to the lien of the Security Instrument.
D.    Mortgagor and Tenant have agreed to the subordination, attornment and other agreements herein in favor of Lender.
NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Mortgagor and Tenant hereby agree for the benefit of Lender as follows:
(1)    SUBORDINATION. Mortgagor and Tenant hereby agree that:
1.    Prior Lien. The Security Instrument securing the Note in favor of Lender, and any modifications, renewals or extensions thereof (including, without limitation, any modifications, renewals or extensions with respect to any additional advances made subject to the Security Instrument), shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease;
2.    Subordination. Lender would not make the Loan or approve the Lease without this agreement to subordinate; and
3.    Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Security Instrument and shall supersede and cancel, but only insofar as would affect the priority between the Security Instrument and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.
AND FURTHER, Tenant individually declares, agrees and acknowledges for the benefit of Lender, that:
4.    Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Security Instrument or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part; and

Exhibit J-2

Building F and Amenities Building

5.    Waiver, Relinquishment and Subordination. Tenant intentionally and unconditionally subordinates all of Tenant’s right, title and interest in and to the Property to the lien of the Security Instrument and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.
(2)    ASSIGNMENT. Tenant acknowledges and consents to the assignment of the Lease by Mortgagor in favor of Lender.
(3)    ESTOPPEL. Tenant acknowledges and represents that:
1.    Entire Agreement. The Lease constitutes the entire agreement between Mortgagor and Tenant with respect to the Property and Tenant claims no rights with respect to the Property other than as set forth in the Lease;
2.    No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease;
3.    No Default. To Tenant’s actual knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;
4.    Lease Effective. The Lease has been duly executed and delivered by Tenant and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Tenant thereunder are valid and binding and there have been no amendments, modifications or additions to the Lease, written or oral; and
5.    No Broker Liens. Neither Tenant nor Mortgagor has incurred any fee or commission with any real estate broker which would give rise to any lien right under state or local law, except as follows (if none, state “None”):
(4)    ADDITIONAL AGREEMENTS. Tenant covenants and agrees that, during all such times as Lender is the Beneficiary under the Security Instrument:
1.    Modification, Termination and Cancellation. Any modification, amendment, termination or cancellation of the Lease (in whole or in part) and any payment to Mortgagor made in consideration thereof without Lender’s prior written consent shall not be binding on Lender and shall be deemed null and void; provided, however, that if the Lease is terminated without Lender’s prior written consent (except pursuant to the provisions of Paragraphs 2.4, 2.8 or 16.6 thereof), the Lease shall be reinstated regardless of the timing of any foreclosure or other enforcement action under the Security Instrument. Tenant hereby agrees that, from and after the date hereof, in the event of any act or omission by the Landlord under the Lease which would give Tenant the right,

Exhibit J-2

Building F and Amenities Building

either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right until it has given Lender the opportunity to cure any such act or omission of Landlord in accordance with Section 4(2) below; provided, however, that, the foregoing shall not prevent Tenant from terminating the Lease pursuant to the provisions of Sections 2.4, 2.8 or 16.6 thereof within the time periods set forth in such sections (without additional allowance for Lender cure periods, provided that Tenant has delivered to Lender concurrent notice of its intent to terminate). Lender’s consent to any modification or amendment of the Lease shall not be unreasonably withheld, conditioned or delayed and shall be deemed given if Lender fails to approve or disapprove the same within 10 business days after receipt of Mortgagor’s written request for approval, together with a draft of the proposed modification or amendment and such other information as shall be necessary for Lender’s review thereof, and provided that Mortgagor’s request for approval contains a prominent statement on the first page notifying Lender of the consequences of Lender’s failure to respond within such 10-business day period. For the avoidance of doubt, the foregoing sentence shall not apply to Lender’s consent to any termination of the Lease;
2.    Notice of Default. Tenant will notify Lender in writing concurrently with any notice given to Mortgagor of any default by Mortgagor under the Lease, and Tenant agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below and Tenant will not declare a default of the Lease, as to Lender, if Lender cures such default within fifteen (15) days from and after the expiration of the time period provided in the Lease for the cure thereof by Mortgagor; provided, however, that if such default cannot with diligence be cured by Lender within such fifteen (15) day period, the commencement of action by Lender within such fifteen (15) day period to remedy the same followed by diligent pursuit of such action shall be deemed sufficient so long as Lender pursues such cure with diligence; provided, that such cure period shall not exceed one hundred eighty (180) days.
3.    No Advance Rents. No advance payments or prepayments of rent more than one (1) month in advance of the time when the same is due under the Lease shall be binding on Lender unless such rent is actually received by Lender.
4.    Assignment of Rents. Upon receipt by Tenant of written notice from Lender that Lender has elected to terminate the license granted to Mortgagor to collect rents, as provided in the Security Instrument, and directing the payment of rents by Tenant to Lender, Tenant shall comply with such direction to pay and shall not be required to determine whether Mortgagor is in default under the Loan and/or the Security Instrument, and, Mortgagor agrees that any amount so paid by Tenant shall automatically be credited towards Tenant’s obligations under the Lease.
(5)    ATTORNMENT. In the event of a foreclosure under the Security Instrument, Tenant agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Mortgagor’s title in and to the Property by Lender’s exercise of the remedy of sale by foreclosure under the Security Instrument) as follows:

Exhibit J-2

Building F and Amenities Building

1.    Payment of Rent. Tenant shall pay to Lender all rental payments required to be made by Tenant pursuant to the terms of the Lease for the duration of the term of the Lease;
2.    Continuation of Performance. Tenant shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Tenant hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Mortgagor’s interest in the Lease and giving written notice thereof to Tenant;
3.    No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Tenant may have by reason of any act or omission of Mortgagor under the Lease, nor for the return of any sums which Tenant may have paid to Mortgagor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Mortgagor to Lender; provided, however, that Lender or any such transferee shall be required to cure any continuing non-monetary defaults under the Lease and shall be obligated to perform the Construction Obligations (as hereinafter defined) in accordance with the Lease, to the extent not previously performed. As used herein, the term “Construction Obligations” shall mean Landlord’s obligations to (i) perform the Landlord’s Work, (ii) disburse the Tenant Improvement Allowance, (iii) honor Tenant’s rights of offset set forth in Section 7 of Exhibit C to the Lease, and (iv) make the payment, if required, described in Paragraph 16.1(d) of the Lease.
4.    Subsequent Transfer. If Lender, by succeeding to the interest of Mortgagor under the Lease, should become obligated to perform the covenants of Mortgagor thereunder, then, upon any further transfer of Mortgagor’s interest by Lender, all of such obligations shall terminate as to Lender.
(6)    NON-DISTURBANCE. In the event of a foreclosure under the Security Instrument, so long as there shall then exist no breach, default, or event of default on the part of Tenant under the Lease beyond applicable notice and cure periods, Lender agrees for itself and its successors and assigns that the leasehold interest of Tenant under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Tenant as tenant under the Lease subject to the terms and provisions of the Lease except as modified by this Agreement.
(7)    MISCELLANEOUS.
1.    Remedies Cumulative. All rights of Lender herein to collect rents on behalf of Mortgagor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Mortgagor or others.
2.    NOTICES. All notices, demands, or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered to the

Exhibit J-2

Building F and Amenities Building

appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid, except that notice of Default may be sent by certified mail, return receipt requested, charges prepaid. Notices so sent shall be effective three (3) Business Days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

Mortgagor:	[OWNER NAME STREET ADDRESS CITY, STATE ZIP] Attention: [CONTACT NAME]
Tenant:	[TENANT NAME TENANT ADDRESS 1 TENANT ADDRESS 2 TENANT CITY, STATE ZIP] Attention: [TENANT CONTACT]
Lender:	Wells Fargo Bank, National Association CRE – San Francisco Gold ([Redacted]) 420 Montgomery Street, 6th Floor San Francisco, CA 94104 Attention: Ivane Tatt Loan #: [Redacted]
With a copy to:	Wells Fargo Bank, National Association WLS Minneapolis Loan Center 608 2nd Avenue South, 11th Floor Minneapolis, MN 55402 Attention: Jessica Bistodeau

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove.

Exhibit J-2

Building F and Amenities Building

3.    Heirs, Successors and Assigns. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Agreement shall bind and inure to the benefit of the heirs, executors, administrators, nominees, successors and assigns of the parties hereto.
4.    Headings. All article, section or other headings appearing in this Agreement are for convenience of reference only and shall be disregarded in construing this Agreement.
5.    Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
6.    Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Agreement by such attachment for all purposes.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
NOTICE:    THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.
IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

Exhibit J-2

Building F and Amenities Building

“MORTGAGOR”
[[SIGNATURE BLOCK FOR PROPERTY MORTGAGOR(S)]]

“TENANT”
[[SIGNATURE BLOCK FOR TENANT]]

“LENDER”
WELLS FARGO BANK,
NATIONAL ASSOCIATION

By: ___________________________________________
Name: _________________________________________
Its: ___________________________________________

(IF DOCUMENT TO BE RECORDED, ALL SIGNATURES
MUST BE ACKNOWLEDGED)

Exhibit J-2

Building F and Amenities Building

EXHIBIT A - DESCRIPTION OF PROPERTY
[[TO BE ATTACHED]]

Exhibit J-2

Building F and Amenities Building

[[IF LEASE GUARANTY]] LEASE GUARANTOR’S CONSENT
The undersigned (“Lease Guarantor”) consents to the foregoing [[Subordination Agreement]] [[Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement]] [[Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement]] and the transactions contemplated thereby and reaffirms its obligations under the lease guaranty (“Lease Guaranty”) dated LEASE GUARANTY DATE. Lease Guarantor further reaffirms that its obligations under the Lease Guaranty are separate and distinct from Tenant’s obligations.
AGREED:
Dated as of: _____________________________
“LEASE GUARANTOR”
[[SIGNATURE BLOCK FOR LEASE GUARANTOR]]

(IF DOCUMENT TO BE RECORDED, ALL SIGNATURES
MUST BE ACKNOWLEDGED)

Exhibit J-2

Building F and Amenities Building

EXHIBIT K
FORM OF ESTOPPEL CERTIFICATE
__________________, 20____

_____________________________
_____________________________
_____________________________
_____________________________

Re    ______________________
______________, California

Ladies and Gentlemen:
Reference is made to that certain Lease, dated as of _______________, 20___, between _____________ LLC, a California limited liability company (“Landlord”), as landlord, and ______________ (“Tenant”), as tenant (herein referred to as the “Lease”). A copy of the Lease [and all amendment thereto] is[are] attached hereto as Exhibit A. At the request of Landlord in connection with [____________ State reasons for request for estoppel certificate ____________], the undersigned hereby certifies to Landlord and to [state names of other parties requiring certification (e.g., lender, purchaser, investor)] (“Lender”/ “Purchaser”/ “Investor”) and each of your respective successors and assigns as follows:
1.    The undersigned is the tenant under the Lease.
2.    The Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Exhibit A.
3.    There is no current defense, offset, claim or counterclaim by or in favor of the Tenant against Landlord under the Lease or against the obligations of the undersigned under the Lease. The Tenant has no renewal, extension or expansion option, no right of first offer or right of first refusal and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease.
4.    All improvements to be constructed in the Leased Premises by Landlord, if any, have been completed and accepted by Tenant, and any tenant construction or other allowances have been paid in full.

Exhibit K

Building F and Amenities Building

5.    To Tenant’s current, actual knowledge there is no default now existing of the Tenant or of Landlord under the Lease, nor of any event which with notice or the passage of time or both would constitute a default of Tenant or of Landlord under the Lease.
6.    The undersigned has not received notice of a prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord’s interest in the Lease.
7.    The monthly rent due under the Lease is $____________ and has been paid through __________________, and all additional rent due and payable under the Lease has been paid through _________________.
8.    The term of the Lease commenced on __________________, and expires on ___________________, unless sooner terminated pursuant to the provisions of the Lease. Landlord has performed all work required by the Lease for the undersigned’s initial occupancy of the demised property.
9.    The undersigned has deposited the sum of $____________ with Landlord as security for the performance of its obligations as tenant under the Lease, and no portion of such deposit has been applied by Landlord to any obligation under the Lease.
10.    There is no free rent period pending, nor is Tenant entitled to any Landlord’s contribution.
The above certifications are made to Landlord and [Lender/ Purchaser/ Investor] knowing that Landlord and [Lender/ Purchaser/ Investor] will rely thereon in [making a loan secured in part by an assignment of the Lease/ accepting an assignment of the Lease/ investing in Landlord/other].

Very truly yours,
__________________________
By:
Name:
Title:

Exhibit K

Building F and Amenities Building

EXHIBIT L
AMORTIZATION CATEGORIES AND PERIODS

Category	Useful Life

HVAC Equipment per ASHRAE standards
1. Split systems	15 years
2. Air Handlers	25 years
3. Heat Pumps	18 years
4. Roof Top Air Conditioners	15 years
5. Boilers	25 years
6. Furnaces, Burners	18 years
7. Ductwork	30 years
8. Dampers	20 years
9. Fans	20 years
10. Coils	18 years
11. Heat Exchangers	20 years
12. Compressors	15 years
13. Cooling Towers	28 years
14. Energy management system	15 years
Single Ply roof overlay 45 mil	15 years
Parking lot seal coat/repairs	4 years
Exterior paint	6 years
Landscaping	20 years
Signage	20 years
Carpeting	8 years
Restrooms	20 years
Lobby redo	20 years
Building structure	39 years

Exhibit L

Building F and Amenities Building

EXHIBIT M
EXISTING SUPERIOR RIGHTS
Building A, 3355 Scott Boulevard:

Fourth Floor
Akamai Technologies
41,049 SF through March 16, 2024
Two (2) 5-Year Options to Extend
Third Floor
Akamai Technologies
41,049 SF through March 16, 2024
Two (2) 5-Year Options to Extend
Second Floor
Akamai Technologies
39,287 SF through March 16, 2024
Two (2) 5-Year Options to Extend
First Floor
Pivot Interiors	Gym & Cafeteria Space
23,405 SF through February 28, 2025
One (1) 5-Year Options to Extend

Exhibit M

Building F and Amenities Building

Building
B: 3325
Scott
Boulevard:

Fourth Floor
Palo Alto Networks (est. Start May 1, 2016)
41,235 SF through April 31, 2021 (est.)

Third Floor
Palo Alto Networks (est. Start May 1, 2016)
41,235 SF through April 31, 2021 (est.)

Second Floor
Palo Alto Networks (est. Start May 1, 2016)
39,483 SF through April 31, 2021 (est.)

First Floor
Lenovo
35,776 SF through August 31, 2021
Two (2) 5-Year Options to Extend

Exhibit M

Building F and Amenities Building

Building C: 3315 Scott Boulevard:

Fourth Floor
Hitachi America (est. Start Jul.1, 2015)
41,252 SF through October 31, 2025 (est.)
Two (2) 5-Year Options to Extend
Third Floor
Move, Inc. (est. Start Oct. 1, 2015)
41,252 SF through September 30, 2025 (est.)
One (1) 5- OR 10-Year Option to Extend
Second Floor - 100	Second Floor - 200
Move, Inc. (est. Start Oct. 1, 2015)	VACANT
est. 11,203 SF - Same Exp. as 3rd Floor	28,280 SF
Same as Third Floor	Subject to expansion rights from Aruba Networks & Move, Inc.
First Floor
Aruba Networks (est. Start Mar. 1, 2017)
35,191 SF through February 28, 2028 (est.)
Two (2) 5-Year Options to Extend

Exhibit M

Building F and Amenities Building

Building D: 3345 Scott Boulevard:

Sixth Floor
VACANT
40,813 SF (est.)
Subject to expansion rights from Aruba Networks
Fifth Floor
Aruba Networks (est. Start Mar. 1, 2017)
40,813 SF through Feb. 28, 2028 (est.)
Two (2) 5-Year Options to Extend
Fourth Floor
Aruba Networks (est. Start Mar. 1, 2017)
40,813 SF through Feb. 28, 2028 (est.)
Two (2) 5-Year Options to Extend
Third Floor
Aruba Networks (est. Start Mar. 1, 2017)
40,813 SF through Feb. 28, 2028 (est.)
Two (2) 5-Year Options to Extend
Second Floor
Aruba Networks (est. Start Mar. 1, 2017)
40,813 SF through Feb. 28, 2028 (est.)
Two (2) 5-Year Options to Extend
First Floor
Aruba Networks (est. Start Mar. 1, 2017)
40,813 SF through Feb. 28, 2028 (est.)
Two (2) 5-Year Options to Extend

Exhibit M